   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 29, 1998

                                                      REGISTRATION NOS.  2-62115
                                                                        811-2851
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-1A




REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933                                                        [X]


      POST-EFFECTIVE AMENDMENT NO. 42                                         [X]


REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940                                                [X]


      AMENDMENT NO. 37                                                        [X]


                                   VAN KAMPEN
                        HIGH INCOME CORPORATE BOND FUND

        (EXACT NAME OF REGISTRANT AS SPECIFIED IN DECLARATION OF TRUST)

      1 PARKVIEW PLAZA, PO BOX 5555, OAKBROOK TERRACE, ILLINOIS 60181-5555

              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)
                                 (630) 684-6000
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE


                              DENNIS J. MCDONNELL


                                   PRESIDENT



                          VAN KAMPEN INVESTMENTS INC.

                                1 PARKVIEW PLAZA


                                  PO BOX 5555


                     OAKBROOK TERRACE, ILLINOIS 60181-5555

                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                             ---------------------

                                   Copies To:
                             WAYNE W. WHALEN, ESQ.
                              THOMAS A. HALE, ESQ.

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)

                             333 WEST WACKER DRIVE
                            CHICAGO, ILLINOIS 60606
                                 (312) 407-0700

     Approximate Date of Proposed Public Offering: As soon as practicable following effectiveness of this Registration Statement.

It is proposed that this filing will become effective:

     [X]  immediately upon filing pursuant to paragraph (b)


     [ ]  on (date) pursuant to paragraph (b)


     [ ]  60 days after filing pursuant to paragraph (a)(1)


     [ ]  on (date) pursuant to paragraph (a)(1)


     [ ]  75 days after filing pursuant to paragraph (a)(2)


     [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:
     [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

     Title of Securities Being Registered: Shares of Beneficial Interest, par value $0.01 per share
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                  VAN  KAMPEN

                                  HIGH  INCOME
                             CORPORATE  BOND  FUND


                 Van Kampen High Income Corporate Bond Fund is a mutual fund with a primary investment objective of seeking to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the primary investment objective. The Fund's management seeks to achieve the investment objectives by investing primarily in a diversified portfolio of high-yielding, high-risk bonds and other income securities, such as preferred stock.

                 Shares of the Fund have not been approved or disapproved by the Securities and Exchange Commission (SEC) or any state regulators, and neither the SEC nor any state regulator has ruled on the accuracy or adequacy of this prospectus. It is a criminal offense to state otherwise.


                  This prospectus is dated DECEMBER 29, 1998.


                            [VAN KAMPEN FUNDS LOGO]

                               TABLE OF CONTENTS


Risk/Return Summary................................   3
Fees and Expenses of the Fund......................   6
Investment Objectives and Policies.................   7
Investment Advisory Services.......................  12
Purchase of Shares.................................  13
Redemption of Shares...............................  19
Distributions from the Fund........................  21
Shareholder Services...............................  21
Federal Income Taxation............................  23
Financial Highlights...............................  25
Appendix--Description of Securities Ratings........  26


No dealer, salesperson or any other person has been authorized to give any information or to make any representations, other than those contained in this prospectus, in connection with the offer contained in this prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Fund's investment adviser or the Fund's distributor. This prospectus does not constitute an offer by the Fund or by the Fund's distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful for the Fund to make such an offer in such jurisdiction.

                              RISK/RETURN SUMMARY


                             INVESTMENT OBJECTIVES


The Fund is a mutual fund with a primary investment objective of seeking to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the primary investment objective. There can be no assurance the Fund will achieve its investment objectives.


                             INVESTMENT STRATEGIES

The Fund's management seeks to achieve the investment objectives by investing primarily in a diversified portfolio of high-yielding, high-risk bonds and other income securities, such as preferred stock. Under normal market conditions, the Fund invests at least 80% of its total assets in income securities rated at the time of purchase Baa or lower by Moody's Investors Service, Inc. ("Moody's"), BBB or lower by Standard & Poor's ("S&P") or unrated securities judged by the Fund's investment adviser to be of comparable quality. Bonds rated Ba or lower by Moody's or BB or lower by S&P or unrated securities of comparable quality are commonly referred to as "junk bonds" (see box for an explanation of quality ratings). The Fund's investment in medium- and lower-grade securities involves special risks as compared with investment in higher-grade securities.

Under normal market conditions, at least 65% of the Fund's total assets are invested in corporate bonds with maturities of more than one year, and up to 35% of the Fund's total assets may be invested in securities issued by foreign governments or corporations.

                                INVESTMENT RISKS
With its portfolio of medium- and lower-grade securities, the Fund has greater risks than a fund owning higher-grade securities. Because of the following risks, you could lose money on your investment in the Fund over the short or long term:

CREDIT RISK. Credit risk refers to an issuer's ability to make timely payments of interest or principal. Because the Fund owns securities with medium or low credit quality, it is subject to a high level of credit risk. The credit quality of "noninvestment grade" securities is considered speculative by recognized rating agencies with respect to the issuer's continuing ability to pay interest or principal. Lower-grade securities may have less liquidity, a higher incidence of default and the Fund may incur higher expenditures to protect the Fund's interest in such securities than investments in higher grade securities. The credit risks and market prices of lower-grade securities generally are more sensitive to negative corporate developments, such as a decline in profits, or adverse economic conditions, such as a recession, than are higher-grade securities.



MARKET RISK. The prices of income securities tend to fall as interest rates rise. This "market risk" is usually greater among income securities with longer maturities or longer durations. Although the Fund has no policy limiting the maturities of its investments, the Fund's investment adviser seeks to moderate market risk by normally maintaining a portfolio duration of two to six years. This means that the Fund will be subject to greater market risk than a fund investing solely in shorter-term securities (see box for an explanation of maturities and durations).


Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments but are instead bought at a discount to their face values and paid in

                                       -

                               UNDERSTANDING
                              QUALITY RATINGS

Bond ratings are based on the issuer's ability to pay interest and repay the principal. Bonds with ratings above the line are considered "investment grade," while those with ratings below the line are regarded as "noninvestment grade," or "junk bonds." A detailed explanation of these ratings can be found in the appendix to this prospectus.



     Moody's  S&P        Meaning
----------------------------------------------------
         Aaa  AAA        Highest quality
 ....................................................
          Aa  AA         High quality
 ....................................................
           A  A          Above-average quality
 ....................................................
         Baa  BBB        Average quality
----------------------------------------------------
          Ba  BB         Below-average quality
 ....................................................
           B  B          Marginal quality
 ....................................................
         Caa  CCC        Poor quality
 ....................................................
          Ca  CC         Highly speculative
 ....................................................
           C  C          Lowest quality
 ....................................................
          --  D          In default
 ....................................................

                                       -

                                 UNDERSTANDING
                                   MATURITIES

    A bond can be categorized according to its maturity, which is the length of time before the issuer must repay the principal.


                       Term         Maturity Level
      -------------------------------------------------
                  1-3 years         Short
      .................................................
                 4-10 years         Intermediate
      .................................................
         More than 10 years         Long
      .................................................


                                 UNDERSTANDING
                                    DURATION

    Duration provides an alternative approach to assessing a security's market risk. Duration measures the expected life of a security by incorporating the security's yield, coupon interest payments, final maturity and call features into one measure. Whereas maturity focuses only on the final principal repayment date of a security, duration looks at the timing and present value of all of a security's principal, interest or other payments. Typically, a bond with interest payments due prior to maturity has a duration less than maturity. A zero-coupon bond, which does not make interest payments prior to maturity, would have the same duration and maturity.

full upon maturity. As interest rates change, these bonds often fluctuate more in price than bonds that make regular interest payments. Because the Fund invests in zero-coupon bonds, it may be subject to greater market risk than a fund that does not own this type of bond.



Lower-grade securities, especially those with longer maturities or that do not make regular interest payments, may fluctuate more in price in response to negative corporate or economic news than higher grade securities.



INCOME RISK. The income you receive from the Fund is based primarily on interest rates, which can vary widely over the short and long term. If interest rates drop, your income from the Fund may drop as well.



CALL RISK. If interest rates fall, it is possible that issuers of bonds with high interest rates will prepay or "call" their bonds before their maturity dates. In this event, the proceeds from the called bonds would be reinvested by the Fund in bonds with the new, lower interest rates, resulting in a possible decline in the Fund's income and distributions to shareholders.



FOREIGN RISKS. Because the Fund may own securities from foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks can include fluctuations in foreign currencies, foreign currency exchange controls, political and economic instability, differences in financial reporting, differences in securities regulation and trading, and foreign taxation issues.


MANAGER RISK. As with any fund, the Fund's management may not be successful in selecting the best-performing securities and the Fund's performance may lag behind that of similar funds.

An investment in the Fund is not a deposit of any bank or other insured depository institution. Your investment is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                INVESTOR PROFILE
In light of its objectives and investment strategies, the Fund may be appropriate for investors who:


- Seek a high level of monthly income.



- Are willing to take on the substantially increased risks of medium- and lower-grade securities in exchange for potentially higher income.



- Wish to diversify their personal investment portfolios with a Fund that invests primarily in junk bonds.



Investors should carefully consider the additional risks associated with investments in medium- and lower-grade securities. An investment in the Fund may not be appropriate for all investors. The Fund is not intended to be a complete investment program, and investors should consider their long-term investment goals and financial needs when making an investment decision about the Fund. An investment in the Fund is intended to be a long-term investment and the Fund should not be used as a trading vehicle.

                               ANNUAL PERFORMANCE

One way to measure the risks of investing in the Fund is to look at how its performance varies from year to year. The following chart shows the annual returns of the Fund's Class A Shares over the past ten calendar years prior to the date of this prospectus, as well as its best and worst quarter during that period. Sales loads are not reflected in this chart. If these sales loads had been included, the returns shown below would have been lower. Remember that the past performance of the Fund is not indicative of its future performance.


                                                                             ANNUAL RETURN
                                                                             -------------
'1988                                                                            13.21
'1989                                                                           -12.04
'1990                                                                           -15.78
'1991                                                                            41.28
'1992                                                                            17.42
'1993                                                                            19.13
'1994                                                                            -3.61
'1995                                                                            17.44
'1996                                                                            13.66
'1997                                                                            12.24


The annual return variability of the Fund's Class B Shares and Class C Shares would be substantially similar to that shown for the Class A Shares because all of the Fund's shares are invested in the same portfolio of securities; however, the actual annual returns of the Class B Shares and Class C Shares would be lower than the annual returns shown for the Fund's Class A Shares because of differences in the expenses borne by each class of shares.


During the ten-year period shown in the bar chart, the highest quarterly return was 13.18% (for the quarter ended March 31, 1991) and the lowest quarterly return was -9.72% (for the quarter ended September 30, 1990).

                            COMPARATIVE PERFORMANCE

This table shows how the Fund's performance compares with two broad-based market indices that the Fund's management believes are applicable benchmarks for the
Fund: the Credit Suisse First Boston High Yield Index and the Lipper High Yield Bond Fund Index. Average annual total returns, assuming payment of the maximum sales charges, are shown for one-, five-, and ten-year periods ended December 31, 1997 (the most recently completed calendar year prior to the date of this prospectus). Remember that the past performance of the Fund is not indicative of its future performance.



     Average Annual
      Total Returns                        Past 10
         for the                            Years
      Periods Ended     Past     Past     or Since
    December 31, 1997  1 Year   5 Years   Inception
-------------------------------------------------------
    Van Kampen High
    Income Corporate
    Bond Fund
 .......................................................
    Class A Shares      6.91%   10.37%      8.59%
 .......................................................
    Class B Shares      7.40%   10.40%     10.32%(1)
 .......................................................
    Class C Shares     10.46%     -         9.02%(2)
 .......................................................
    Credit Suisse
    First Boston High
    Yield Index        12.63%   11.84%     12.10%
 .......................................................
    Lipper High Yield
    Bond Fund Index    12.91%   11.50%     10.88%
 .......................................................


Inception Dates: (1) 7/2/92, (2) 7/6/93


The current yield for the thirty day period ended August 31, 1998 is 8.15% for Class A Shares, 7.68% for Class B Shares and 7.72% for Class C Shares. Investors can obtain the current yield of the Fund for each class of shares by calling
(800) 341-2911.

                                       -

                               FEES AND EXPENSES
                                  OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

                                SHAREHOLDER FEES

                   (fees paid directly from your investment)


                       Class A    Class B       Class C
                       Shares      Shares        Shares
--------------------------------------------------------------
Maximum sales charge
(load) imposed on
purchases (as a
percentage of
offering price)        4.75%(1)     None          None
 ..............................................................
Maximum deferred
sales charge
(load)(as a
percentage of the
lesser of original
purchase price or
redemption proceeds)   None(2)  Year 1-4.00%  Year 1-1.00%
                                Year 2-4.00%   After-None
                                Year 3-3.00%
                                Year 4-2.50%
                                Year 5-1.50%
                                 After-None
 ..............................................................
Maximum sales charge
(load) imposed on
reinvested dividends
(as a percentage of
offering price)         None        None          None
 ..............................................................
Redemption fees (as a
percentage of amount    None        None          None
redeemed)
 ..............................................................
Exchange fee            None        None          None
 ..............................................................


(1) Reduced for purchases of $100,000 and over. See "Purchase of Shares -- Class A Shares."

(2) Investments of $1 million or more are not subject to any sales charge at the time of purchase, but a deferred sales charge of 1.00% may be imposed on certain redemptions made within one year of the purchase. See "Purchase of Shares -- Class A Shares."


                                  ANNUAL FUND

                               OPERATING EXPENSES

                 (expenses that are deducted from Fund assets)

                         Class A      Class B      Class C
                         Shares       Shares       Shares
--------------------------------------------------------------
Management Fees          0.53%        0.53%        0.53%
 ..............................................................
Distribution and/or      0.23%        1.00%(2)     1.00%(2)
Service (12b-1)
Fees(1)
 ..............................................................
Other Expenses           0.24%        0.26%        0.26%
 ..............................................................
Total Annual Fund        1.00%        1.79%        1.79%
Operating Expenses
 ..............................................................


(1) Class A Shares are subject to an annual service fee of up to 0.25% of the average daily net assets attributable to such class of shares. Class B Shares and Class C Shares are each subject to a combined annual distribution and service fee of up to 1.00% of the average daily net assets attributable to such class of shares. See "Purchase of Shares."


(2) Because Distribution and/or Service (12b-1) Fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by National Association of Securities Dealers, Inc. rules.


Example:


The following Example is intended to help you compare the cost of investing in the Fund with the costs of investing in other mutual funds.



The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% annual return each year and that the Fund's operating expenses remain the same each year (except for the ten year amounts for Class B Shares which reflect the conversion of Class B Shares to Class A Shares after eight years). Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $572       $778      $1,001      $1,641
 ......................................................................
Class B Shares             $582       $863      $1,120      $1,897*
 ......................................................................
Class C Shares             $282       $563       $ 970      $2,105
 ......................................................................

                                       -

You would pay the following expenses if you did not redeem your shares:

                           One       Three       Five        Ten
                           Year      Years      Years       Years
----------------------------------------------------------------------
Class A Shares             $572       $778      $1,001      $1,641
 ......................................................................
Class B Shares             $182       $563       $ 970      $1,897*
 ......................................................................
Class C Shares             $182       $563       $ 970      $2,105
 ......................................................................


* Based on conversion to Class A Shares after eight years.



To simplify comparison among funds, all funds are required by the SEC to use a 5% annual return assumption. Class B Shares of the Fund acquired through the exchange privilege are subject to the contingent deferred sales charge schedule of the fund from which the shareholder's purchase of Class B Shares was originally made. Accordingly, future expenses as projected could be higher than those determined in the above table if the investor's Class B Shares were exchanged from a fund with a higher contingent deferred sales charge. The Fund's actual annual return and actual expenses for future periods may be greater or less than those shown.


                             INVESTMENT OBJECTIVES
                                  AND POLICIES


The Fund's primary investment objective is seeking to maximize current income. Capital appreciation is a secondary objective that the Fund will seek only when consistent with its primary investment objective. The Fund's management seeks to achieve the investment objectives by investing in a diversified portfolio of high-yielding, high-risk bonds and other income securities. Income securities appropriate for the Fund may include both convertible and non-convertible debt securities and preferred stocks. There is no assurance that the Fund will achieve these objectives and yields may fluctuate over time. The Fund's investment objectives may be changed by the Fund's Trustees without shareholder approval, but no change is anticipated. If there is a change in investment objectives, shareholders should consider whether the Fund remains an appropriate investment in light of their then current financial positions and needs.



Under normal market conditions, the Fund invests at least 80% of its total assets in income securities rated at the time of purchase Baa or lower by Moody's, BBB or lower by S&P or unrated securities judged by the Fund's investment adviser to be of comparable quality. Bonds rated Ba or lower by Moody's or BB or lower by S&P are commonly referred to as "junk bonds". See the appendix for a description of securities ratings. Since some issuers do not seek ratings for their securities, unrated securities are also considered for investment by the Fund.


Under normal market conditions, at least 65% of the Fund's total assets are invested in corporate bonds with maturities of more than one year, and up to 35% of the Fund's total assets may be invested in securities issued by foreign governments or corporations.


The higher yields sought by the Fund are generally obtainable from securities rated in the lower categories by recognized rating services. Lower rated and comparable unrated securities tend to offer higher yields than higher rated securities with the same maturities because the historical conditions of the issuers of lower grade securities may not have been as strong as those of other issuers. These securities may be issued in connection with corporate restructurings, such as leveraged buyouts, mergers, acquisitions, debt recapitalization or similar events. These securities are often issued by smaller, less creditworthy companies or companies with substantial debt. These securities generally are subordinated to the prior claims of banks and other senior lenders. The lower rated securities in which the Fund may invest are considered speculative by the rating agencies with respect to the issuer's continuing ability to meet principal and interest payments. The ratings of Moody's and S&P represent their opinions of the quality of the debt securities they undertake to rate, but not the market risk of such securities. The ratings do not necessarily reflect the issuer's current financial condition which may be better or worse. You should understand, however, that ratings are general and are not absolute standards of quality. Debt securities with the same maturity, coupon and rating may have different yields while debt securities of the same maturity and coupon with different ratings may have the same yield.



During the fiscal year ended August 31, 1998, the average percentage of the Fund's assets invested in debt securities within the various rating categories (based on the higher of the S&P or Moody's ratings), and the unrated debt securities determined by the Fund's investment adviser to be of comparable

                                       -
quality, determined on a monthly dollar weighted average, were as follows:


                                           Unrated Securities of
                     Rated Securities       Comparable Quality
                    (As a Percentage of     (As a Percentage of
      Category       Portfolio Value)        Portfolio Value)
--------------------------------------------------------------------
    AAA/Aaa                  --%                     --%
 ....................................................................
    AA/Aa                    --%                     --%
 ....................................................................
    A/A                      --%                     --%
 ....................................................................
    BBB/Baa                0.32%                   0.41%
 ....................................................................
    BB/Ba                 10.47%                   2.55%
 ....................................................................
    B/B                   72.97%                   7.52%
 ....................................................................
    CCC/Caa                3.73%                   2.03%
 ....................................................................
    CC/Ca                    --%                     --%
 ....................................................................
    C/C                      --%                     --%
 ....................................................................
    D                        --%                     --%
 ....................................................................
    Percentage
    of Rated and
    Unrated Debt
    Securities            87.49%                  12.51%
 ....................................................................


In general, the prices of debt securities vary inversely with interest rates. If interest rates rise, debt security prices generally fall; if interest rates fall, debt security prices generally rise. In addition, for a given change in interest rates, longer-maturity debt securities generally fluctuate more in price (gaining or losing more in value) than shorter-maturity debt securities. This potential for a decline in prices of debt securities due to rising interest rates is referred to as "market risk." While the Fund has no policy limiting the maturities of the debt securities in which it may invest, the Fund's investment adviser seeks to moderate risk by normally maintaining a portfolio duration within a range of two to six years. Duration is a measure of the expected life of a debt security that was developed as a more precise alternative to the concept of "term to maturity." Duration incorporates a debt security's yield, coupon interest payments, final maturity and call features into one measurement. A duration calculation looks at the present value of a security's entire payment stream, whereas term to maturity is based solely on the date of a security's final principal repayment.

In purchasing securities for the Fund, the investment adviser considers, among other things, the security's current income potential, the rating assigned to the security, the issuer's experience and managerial strength, the financial soundness of the issuer and the outlook of its industry, changing financial condition, borrowing requirements or debt maturity schedules, regulatory concerns, and responsiveness to changes in business conditions and interest rates. The Fund's investment adviser also may consider relative values based on anticipated cash flow, interest or dividend coverage, balance sheet analysis, and earnings prospects. The investment adviser evaluates each individual income security for credit quality and value and attempts to identify higher-yielding securities of companies whose financial condition has improved since the issuance of such securities or is anticipated to improve in the future. Because of the number of investment considerations involved in investing in medium- and lower-grade securities, achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case with investing in higher grade securities.

                     TYPES OF LOWER GRADE INCOME SECURITIES
The securities in which the Fund may invest include the following:

STRAIGHT INCOME SECURITIES. These include bonds and other debt obligations, which generally bear a fixed or variable rate of interest payable at regular intervals and have a fixed or resettable maturity date, and preferred stock, which generally has a fixed or variable dividend rate (and, unlike interest on debt securities, such dividends must be declared by the issuer's board of directors before becoming payable) and may be subject to optional or mandatory redemption provisions. The particular terms of such securities vary and may include features such as call provisions and sinking funds.

PAY-IN-KIND INCOME SECURITIES. These pay interest in additional income securities rather than cash.

ZERO-COUPON SECURITIES. These bear no interest obligation but are issued at a discount from their value at maturity. When held to maturity, their entire return equals the difference between their issue price and their maturity value.

ZERO-FIXED-COUPON SECURITIES. These are zero-coupon securities which convert on a specified date to interest-bearing income securities.


The Fund may invest in securities not producing immediate cash income, such as zero-coupon securities, when their effective yield over comparable instruments producing cash income make these

                                       -
investments attractive. Prices on non-cash-paying instruments may be more sensitive to changes in the issuer's financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative. In addition, the non-cash interest income earned on such instruments is included in investment company taxable income, thereby increasing the required minimum distributions to shareholders (without providing the corresponding cash flow with which to pay such distributions). The Fund's investment adviser will weigh these concerns against the expected total returns from such instruments.


The Fund may invest in securities rated below B by both Moody's and S&P, common stocks or other equity securities and income securities on which interest or dividends are not being paid when such investments are consistent with the Fund's investment objectives or are acquired as part of a unit consisting of a combination of income or equity securities. Equity securities as referred to herein do not include preferred stocks (which the Fund considers income securities). The Fund will not purchase any such securities which will cause more than 20% of its total assets to be so invested or which would cause more than 10% of its total assets to be invested in common stocks, warrants and options on equity securities. This limitation does not require the Fund to sell a portfolio security because its rating has been changed.


Income securities rated below B by both Moody's and S&P include debt obligations or other securities of companies that are financially troubled, in default or are in bankruptcy or reorganization. Securities of such companies are usually available at deep discounts from the face values of the instruments. The Fund will invest in such deep discount securities when the Fund's investment adviser believes that existing factors are likely to restore the company to a healthy financial condition. Such factors include a restructuring of debt, management changes, existence of adequate assets or other circumstances.

A security purchased at a deep discount may currently pay a very high effective yield. In addition, if the financial condition of the issuer improves, the underlying value of the security may increase, resulting in a capital gain. If the company defaults on its obligations or remains in default, or if the plan of reorganization does not provide sufficient payments for debtholders, the deep discount securities may stop generating income and lose value or become worthless. The Fund's investment adviser will balance the benefits of deep discount securities with their risks. While a diversified portfolio may reduce the overall impact of a deep discount security that is in default or loses its value, the risk cannot be eliminated.

           RISK FACTORS OF INVESTING IN LOWER GRADE INCOME SECURITIES
Past experience may not provide an accurate indication of future performance of the market for lower grade income securities, particularly during periods of economic recession. An economic downturn or increase in interest rates is likely to have a greater negative effect on this market, including the ability of the issuers of such securities to repay principal and interest, meet projected business goals and obtain additional financing, all of which would have an adverse effect on the value of lower grade income securities in the Fund's portfolio and the Fund's net asset value.

Prices of lower grade income securities may be more sensitive to adverse economic changes or corporate developments than higher grade investments. Income securities with longer maturities, which may have higher yields, may increase or decrease in value more than income securities with shorter maturities. Market prices of lower grade income securities structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and may be more volatile than securities which pay interest periodically and in cash.

Lower grade securities have a higher incidence of default than higher grade securities. An investment in this Fund is more speculative than investment in shares of a fund which invests primarily in higher grade income securities. The Fund monitors securities in the portfolio and may take actions it considers appropriate in the event of anticipated financial difficulties, default or bankruptcy of either the issuer or any security owned by the Fund or the underlying source of funds for debt service. Such actions may include retaining the services of various persons and firms to evaluate or protect any real estate, facilities or other assets securing any such obligation or acquired by the Fund as a result of any such event. The Fund may incur additional expenditures in taking protective action, including litigation, with respect to Fund obligations in default and assets securing such obligations. Where it deems it appropriate and in the best interests of Fund's shareholders, the Fund may

                                       -
incur expenses to seek recovery on a debt security on which the issuer has defaulted.


Because the market for lower grade securities may be thinner and less active than the market for higher grade securities, there may be additional market price volatility for these securities and limited liquidity in the resale market. Changes in expectations regarding an individual issuer, an industry or lower grade securities in general could reduce market liquidity for such securities and make their sale by the Fund more difficult, at least in the absence of price concessions. An economic downturn or an increase in interest rates could severely disrupt the market for high yield bonds and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. Unrated securities are usually not as attractive to as many buyers as are rated securities, a factor which may make unrated securities less marketable. These factors may have the effect of limiting the availability of the securities for purchase by the Fund and may also limit the ability of the Fund to sell such securities at their fair value either to meet redemption requests or in response to changes in the economy or the financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower grade income securities, especially in a thinly traded market. To the extent the Fund owns or may acquire illiquid or restricted lower grade securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity and valuation difficulties. Changes in values of income securities which the Fund owns will affect its net asset value per share. If market quotations are not readily available for the Fund's lower rated or unrated securities, these securities will be valued at prices believed to reflect fair value determined in good faith by the Fund's investment adviser using methods approved by the Fund's Board of Trustees. Judgment plays a greater role in valuing lower grade income securities than with respect to securities for which more external sources of quotations and last sale information are available.


Special tax considerations are associated with investing in income securities structured as zero coupon or pay-in-kind securities. The Fund accrues income on these securities prior to the receipt of cash payments. The Fund must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax laws and may, therefore, have to dispose of its portfolio securities to satisfy distribution requirements.

Credit ratings are a factor the Fund's investment adviser considers in evaluating lower rated securities, but certain risks are associated with using credit ratings. Credit ratings are not necessarily an accurate reflection of the current financial condition of the issuers because they may be based upon considerations taken into account at the time such ratings were assigned, rather than upon subsequent developments affecting such issuers. Moreover, ratings categories tend to be broad so that there may be significant variations among the financial conditions of issuers within the same category. The agencies may fail to change in a timely fashion the credit ratings to reflect subsequent events; however, the Fund's investment adviser continuously monitors the issuers of lower rated income securities in its portfolio in an attempt to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. Achievement of the Fund's investment objectives may be more dependent upon the investment adviser's credit analysis than is the case for higher quality income securities. Credit ratings for individual securities may change from time to time and the Fund may retain a portfolio security whose rating has been changed.

Besides credit, market and other risks, prices for lower-grade income securities also may be affected by legislative and regulatory developments. For example, from time to time, Congress has considered legislation to restrict or eliminate the corporate tax deduction for interest payments or to regulate corporate restructurings such as takeovers or mergers. Such legislation may significantly depress the prices of outstanding lower-grade bonds.

Overall, investors should expect that the Fund may fluctuate in price independently of the broad market and prevailing interest rate trends, and that price volatility at times may be very high, especially as a result of credit concerns, market changes, market liquidity, and anticipated or actual legislative and regulatory changes.

                         SECURITIES OF FOREIGN ISSUERS
The Fund may invest up to 35% of its total assets in securities issued by foreign governments and other foreign issuers which are similar in quality to the securities described above. Such securities may be denominated in U.S. dollars or in currencies other than U.S. dollars. The Fund's investment adviser believes that in certain instances such foreign income

                                       -
securities may provide higher yields than securities of domestic issuers which have similar maturities.


Investments in foreign securities present certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include fluctuations in foreign exchange rates, political and economic developments (including war or other instability, expropriation of assets, nationalization and confiscatory taxation), the imposition of foreign exchange limitations, withholding taxes on income or capital transactions or other restrictions, higher transaction costs and difficulty in taking judicial action. Generally, a significant factor affecting the performance of the Fund's investments in foreign securities is the fluctuation in the relative values of the currencies in which such securities are denominated. In addition, there generally is less publicly available information about many foreign issuers, and auditing, accounting and financial reporting requirements are less stringent and less uniform in many foreign countries. Such securities may be less liquid than the securities of U.S. corporations, and are certainly less liquid than securities issued by the U.S. Government or its agencies. Such securities may also be subject to greater fluctuations in price than securities of U.S. corporations or of the U.S. Government. There is generally less government regulation of stock exchanges, brokers and listed companies abroad than in the U.S., and, with respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries. Because there is usually less supervision and governmental regulation of exchanges, brokers and dealers than there is in the U.S., the Fund may experience settlement difficulties or delays not usually encountered in the U.S. Finally, in the event of a default on any such foreign debt obligations, it may be more difficult for the Fund to obtain or to enforce judgment against the issuers of such securities. The risks of foreign investments should be considered carefully by an investor in the Fund. Such investments will be made only when the Fund's investment adviser believes that higher yields justify the attendant risks.



                       OTHER INVESTMENTS AND RISK FACTORS

For cash management purposes, the Fund may engage in repurchase agreements with banks and broker-dealers to earn a return on temporarily available cash. Such transactions are subject to the risk of default by the other party.


The investment policies of the Fund permit the Fund to purchase or sell options, futures contracts or options on futures for several different reasons depending on the status of the Fund's portfolio and the investment adviser's expectations on the securities markets. In certain cases, the use of options, futures contracts or options on futures may provide investment or risk management opportunities not available from direct investments in securities, and some strategies can be performed with greater ease and at lower costs than purchasing or selling portfolio securities. However, such transactions involve risks different from the direct investment in underlying securities such as imperfect correlation between the value of the instruments and the underlying assets, risk of default by the other party to certain transactions, that the transactions may incur losses that partially or completely offset gains in portfolio positions, that the transactions may not be liquid, and manager risk. Such transactions also may involve commissions and other costs.


The Fund may lend its portfolio securities to broker/dealers and other financial institutions in an amount up to 10% of the Fund's total assets in order to generate income on the loaned security and any collateral received. The Fund may incur lending fees and other costs in connection with securities lending, and securities lending is subject to the risk of default by the other party.


The Fund may invest up to 15% of the Fund's net assets in illiquid and certain restricted securities. Such securities may be difficult or impossible to sell at the time and the price that the Fund would like. Thus, the Fund may have to sell such securities at a lower price, sell other securities instead to obtain cash or forego other investment opportunities.


Further information about these types of investments and other investment practices that may be used by the Fund is contained in the Fund's Statement of Additional Information which can be obtained by investors free of charge as described on the back cover of this prospectus.


Although the Fund does not intend to engage in substantial short-term trading, it may sell securities without regard to the length of time they have been held in order to take advantage of new investment opportunities or yield differentials or otherwise. The Fund's portfolio turnover is shown under the heading "Financial Highlights." The portfolio turnover rate may be expected to vary from year to year. A high

                                       -
portfolio turnover rate (100% or more) increases the Fund's transactions costs, including brokerage commissions or dealer costs, and may result in the realization of more short-term capital gains than if the Fund had lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Fund's investment adviser considers portfolio changes appropriate.


When market conditions dictate a more "defensive" investment strategy, the Fund may invest on a temporary basis a portion or all of its assets in securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, prime commercial paper, certificates of deposit, bankers' acceptances and other obligations of domestic banks having total assets of at least $500 million, repurchase agreements and short-term money market instruments. Under normal market conditions, the yield on these securities will tend to be lower than the yield on other securities owned by the Fund. The effect of taking such a defensive position may be that the Fund does not achieve its investment objectives.


YEAR 2000 RISKS. Like other mutual funds, financial and business organizations and individuals around the world, the Fund could be adversely affected if the computer systems used by the Fund's investment adviser and other service providers do not properly process and calculate date-related information and data from and after January 1, 2000. This is commonly known as the "Year 2000 Problem." The Fund's investment adviser is taking steps that it believes are reasonably designed to address the Year 2000 Problem with respect to computer systems that it uses and to obtain reasonable assurances that comparable steps are being taken by the Fund's other major service providers. At this time, there can be no assurances that these steps will be sufficient to avoid any adverse impact to the Fund. In addition, the Year 2000 Problem may adversely affect the markets and the issuers of securities in which the Fund may invest which, in turn, may adversely affect the net asset value of the Fund. Improperly functioning trading systems may result in settlement problems and liquidity issues. In addition, corporate and governmental data processing errors may result in production problems for individual companies or issuers and overall economic uncertainty. Earnings of individual issuers will be affected by remediation costs, which may be substantial and may be reported inconsistently in U.S. and foreign financial statements. Accordingly, the Fund's investments may be adversely affected. The statements above are subject to the Year 2000 Information and Readiness Disclosure Act which Act may limit the legal rights regarding the use of such statements in the case of a dispute.


                              INVESTMENT ADVISORY
                                    SERVICES




THE ADVISER. Van Kampen Asset Management Inc. is the Fund's investment adviser (the "Adviser" or "Asset Management"). The Adviser is a wholly owned subsidiary of Van Kampen Investments Inc. ("Van Kampen Investments"). Van Kampen Investments is a diversified asset management company with more than two million retail investor accounts, extensive capabilities for managing institutional portfolios, and more than $50 billion under management or supervision. Van Kampen Investments' more than 50 open-end and 39 closed-end funds and more than 2,500 unit investment trusts are professionally distributed by leading financial advisers nationwide. Van Kampen Funds Inc., the distributor of the Fund (the "Distributor") and the sponsor of the funds mentioned above, is also a wholly owned subsidiary of Van Kampen Investments. Van Kampen Investments is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The Adviser's principal office is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ADVISORY AGREEMENT. The Fund retains the Adviser to manage the investment of its assets and to place orders for the purchase and sale of its portfolio securities. Under an investment advisory agreement between the Adviser and the Fund (the "Advisory Agreement"), the Fund pays the Adviser a monthly fee computed based upon an annual rate applied to average daily net assets of the Fund as follows:

    Average Daily Net Assets         % Per Annum
------------------------------------------------------
    First $150 million              0.625 of 1.00%
 ......................................................
    Next $150 million               0.550 of 1.00%
 ......................................................
    Over $300 million               0.500 of 1.00%
 ......................................................


Applying this fee schedule, the Fund paid the Adviser an advisory fee at the effective rate of 0.53% of the Fund's average net assets for the Fund's fiscal year ended August 31, 1998.


Under the Advisory Agreement, the Fund also reimburses the Adviser for the cost of the Fund's

                                       -
accounting services, which include maintaining its financial books and records and calculating its daily net asset value. Other operating expenses paid by the Fund include service fees, distribution fees, custodial fees, legal and accounting fees, the costs of reports and proxies to shareholders, trustees' fees (other than those who are affiliated persons of the Adviser, Distributor or Van Kampen Investments) and all other business expenses not specifically assumed by the Adviser.


From time to time, the Adviser or the Distributor may voluntarily undertake to reduce the Fund's expenses by reducing the fees payable to them or reducing other expenses of the Fund in accordance with such limitations as the Adviser or Distributor may establish.


The Adviser may utilize, at its own expense, credit analysis, research and trading support services provided by its affiliate, Van Kampen Investment Advisory Corp. ("Advisory Corp.").


PERSONAL INVESTMENT POLICIES. The Fund and the Adviser have adopted Codes of Ethics designed to recognize the fiduciary relationship between the Fund and the Adviser and its employees. The Codes of Ethics permit directors, trustees, officers and employees to buy and sell securities for their personal accounts subject to certain restrictions. Persons with access to certain sensitive information are subject to pre-clearance and other procedures designed to prevent conflicts of interest.


PORTFOLIO MANAGEMENT. Ellis J. Bigelow has been primarily responsible for the day-to-day management of the Fund's investment portfolio since 1989. During the past five years, Ms. Bigelow has been a Senior Vice President of the Adviser. Since June 1995, Ms. Bigelow has been a Senior Vice President of Advisory Corp.

                               PURCHASE OF SHARES

                                    GENERAL
The Fund offers three classes of shares designated as Class A Shares, Class B Shares and Class C Shares. By offering three classes of shares, the Fund permits each investor to choose the class of shares that is most beneficial given the amount to be invested and the length of time the investor expects to hold the shares. Initial investments must be at least $500 for each class of shares, and subsequent investments must be at least $25 for each class of shares. Both minimums may be waived by the Distributor for plans involving periodic investments.


Each class of shares represents an interest in the same portfolio of investments of the Fund and has the same rights except that (i) Class A Shares generally bear the sales charge expenses at the time of purchase while Class B Shares and Class C Shares bear the sales charge expenses at the time of redemption and any expenses (including higher distribution fees and transfer agency costs) resulting from such deferred sales charge arrangement, (ii) generally, each class of shares has exclusive voting rights with respect to approvals of the Rule 12b-1 distribution plan (described below) pursuant to which its distribution fee or service fee is paid, (iii) each class of shares has different exchange privileges, (iv) certain classes of shares are subject to a conversion feature and (v) certain classes of shares have different shareholder service options available.


The price of the Fund's shares is based upon the Fund's net asset value per share. The net asset values per share of the Class A Shares, Class B Shares and Class C Shares are generally expected to be substantially the same. In certain circumstances, however, the per share net asset values of the classes of shares may differ from one another, reflecting the daily expense accruals of the higher distribution fees and transfer agency costs applicable to the Class B Shares and Class C Shares and the differential in the dividends that may be paid on each class of shares.


The net asset value per share for each class of shares of the Fund is determined once daily as of the close of trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m., New York time) each day the Exchange is open for trading. Net asset value per share for each class is determined by dividing the value of the Fund's portfolio securities, cash and other assets (including accrued interest) attributable to such class, less all liabilities (including accrued expenses) attributable to such class, by the total number of shares of the class outstanding. Any security listed or traded principally on a national securities exchange is valued at the last reported sales price on the exchange where principally traded. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean between the last reported bid price and asked price.

                                       -

The value of any other securities or other assets is fair value as determined in good faith by the Adviser using methods determined by the Fund's Trustees. Short-term securities are valued in the manner described in the notes to the financial statements included in the Statement of Additional Information.

The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan provide that the Fund may pay distribution fees in connection with the sale and distribution of its shares and service fees in connection with the provision of ongoing services to shareholders of each class.


The amount of distribution and service fees varies among the classes offered by the Fund. Because these fees are paid out of the Fund's assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. The net income attributable to a class of shares and the dividends payable on such class of shares will be reduced by the amount of the distribution fees and other expenses associated with such class of shares. To assist investors in comparing classes of shares, the tables under the heading "Fees and Expenses of the Fund" provide a summary of sales charges and expenses and an example of the sales charges and expenses applicable to each class of shares.



The shares are offered to the public on a continuous basis through the Distributor as principal underwriter, which is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Shares also are offered through members of the National Association of Securities Dealers, Inc. ("NASD") who are acting as securities dealers ("dealers") and NASD members or eligible non-NASD members who are acting as brokers or agents or investors ("brokers"). "Dealers" and "brokers" are sometimes referred to herein as "authorized dealers."



Shares may be purchased on any business day by completing the application accompanying this prospectus and forwarding the application, directly or through an authorized dealer, to the Fund's shareholder service agent, Van Kampen Investor Services Inc. ("Investor Services"), a wholly owned subsidiary of Van Kampen Investments. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A Shares, Class B Shares or Class C Shares. Sales personnel of authorized dealers distributing the Fund's shares are entitled to receive compensation for selling such shares and may receive differing compensation for selling Class A Shares, Class B Shares or Class C Shares.



The price paid for shares purchased is based on the next calculation of net asset value per share (plus sales charges, where applicable) after an order is received by Investor Services. Orders received by authorized dealers prior to the close of the Exchange are priced based on the date of receipt provided such order is transmitted to Investors Services prior to Investor Services' close of business on such day. Orders received by authorized dealers after the close of the Exchange or transmitted to Investor Services after its close of business are priced based on the day of the next computed net asset value per share provided they are received by Investor Services prior to Investor Services' close of business on such day. It is the responsibility of authorized dealers to transmit orders received by them to Investor Services so they will be received in a timely manner. Orders of less than $500 generally are mailed by the authorized dealer and processed at the offering price next calculated after receipt by Investor Services.


Shares of the Fund may be sold in foreign countries where permissible. The Fund and the Distributor reserve the right to refuse any order for the purchase of shares. The Fund also reserves the right to suspend the sale of the Fund's shares in response to conditions in the securities markets or for other reasons.


Investor accounts will automatically be credited with additional shares of the Fund after any Fund distributions, such as dividends and capital gains distributions, unless the investor instructs the Fund otherwise. Investors wishing to receive cash instead of additional shares should contact the Fund at
(800) 341-2911 or by writing to the Fund, c/o Van Kampen Investors Services Inc., PO Box 418256, Kansas City, MO 64141-9256.


                                 CLASS A SHARES
Class A Shares of the Fund are sold at net asset value plus an initial maximum sales charge of up to 4.75%

                                       -
of the offering price (or 4.99% of the net amount invested), reduced on investments of $100,000 or more as follows:

                                 CLASS A SHARES

                             SALES CHARGE SCHEDULE

                                As % of      As % of
            Size of             Offering    Net Amount
           Investment            Price       Invested
----------------------------------------------------------
    Less than $100,000           4.75%        4.99%
 ..........................................................
    $100,000 but less than
    $250,000                     3.75%        3.90%
 ..........................................................
    $250,000 but less than
    $500,000                     2.75%        2.83%
 ..........................................................
    $500,000 but less than
    $1,000,000                   2.00%        2.04%
 ..........................................................
    $1,000,000 or more               *            *
 ..........................................................


* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price.


The Fund may spend an aggregate amount up to 0.25% per year of the average daily net assets attributable to the Class A Shares of the Fund pursuant to the Distribution Plan and Service Plan. From such amount, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class A Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.


                                 CLASS B SHARES

Class B Shares of the Fund are sold at net asset value and are subject to a deferred sales charge if redeemed within five years of purchase as shown in the table as follows:

                                 CLASS B SHARES

                             SALES CHARGE SCHEDULE

                         Contingent Deferred
                            Sales Charge
                         as a Percentage of
                            Dollar Amount
    Year Since Purchase   Subject to Charge
------------------------------------------------
    First                       4.00%
 ................................................
    Second                      4.00%
 ................................................
    Third                       3.00%
 ................................................
    Fourth                      2.50%
 ................................................
    Fifth                       1.50%
 ................................................
    Sixth and After              None
 ................................................

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class B Shares in an amount of $500,000 or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

The amount of the contingent deferred sales charge, if any, varies depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchase of shares, all payments during a month are aggregated and deemed to have been made on the last day of the month.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class B Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class B Shares pursuant to the Service Plan in

                                       -
connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                                 CLASS C SHARES
Class C Shares of the Fund are sold at net asset value and are subject to a deferred sales charge of 1.00% of the dollar amount subject to charge if redeemed within one year of purchase.

The contingent deferred sales charge is assessed on an amount equal to the lesser of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases in net asset value above the initial purchase price. In addition, no sales charge is assessed on shares derived from reinvestment of dividends or capital gains distributions. It is presently the policy of the Distributor not to accept any order for Class C Shares in an amount of $1 million or more because it ordinarily will be more advantageous for an investor making such an investment to purchase Class A Shares.

In determining whether a contingent deferred sales charge is applicable to a redemption, it is assumed that the redemption is first of any shares in the shareholder's Fund account that are not subject to a contingent deferred sales charge and then of shares held the longest in the shareholder's account.

The Fund may spend up to 0.75% per year of the average daily net assets attributable to the Class C Shares of the Fund pursuant to the Distribution Plan. In addition, the Fund may spend up to 0.25% per year of the Fund's average daily net assets attributable to the Class C Shares pursuant to the Service Plan in connection with the ongoing provision of services to holders of such shares by the Distributor and by brokers, dealers or financial intermediaries and in connection with the maintenance of such shareholders' accounts.

                               CONVERSION FEATURE
Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Such conversion will be on the basis of the relative net asset values per share, without the imposition of any sales load, fee or other charge. The conversion schedule applicable to a share of the Fund acquired through the exchange privilege from another Van Kampen fund is determined by reference to the Van Kampen fund from which such share was originally purchased.

The conversion of such shares to Class A Shares is subject to the continuing availability of an opinion of counsel to the effect that (i) the assessment of the higher distribution fee and transfer agency costs with respect to such shares does not result in the Fund's dividends or distributions constituting "preferential dividends" under the federal income tax law and (ii) the conversion of shares does not constitute a taxable event under federal income tax law. The conversion may be suspended if such an opinion is no longer available and such shares might continue to be subject to the higher aggregate fees applicable to such shares for an indefinite period.

                   WAIVER OF CONTINGENT DEFERRED SALES CHARGE

The contingent deferred sales charge is waived on redemptions of Class B Shares and Class C Shares (i) within one year following the death or disability (as disability is defined by federal income tax law) of a shareholder, (ii) in connection with required minimum distributions from an individual retirement account ("IRA") or certain other retirement plan distributions, (iii) pursuant to the Fund's systematic withdrawal plan but limited to 12% annually of the initial value of the account, (iv) in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchase of such shares and (v) effected pursuant to the right of the Fund to involuntarily liquidate a shareholder's account as described under the heading "Redemption of Shares." The contingent deferred sales charge also is waived on redemptions of Class C Shares as it relates to the reinvestment of redemption proceeds in shares of the same class of the Fund within 180 days after redemption. For a more complete description of contingent deferred sales charge waivers, please refer

                                       -
to the Statement of Additional Information or contact your authorized dealer.


                               QUANTITY DISCOUNTS


Investors purchasing Class A Shares may, under certain circumstances described below, be entitled to pay reduced sales charges. Investors, or their authorized dealers, must notify the Fund at the time of the purchase order whenever a quantity discount is applicable to purchases. Upon such notification, an investor will receive the lowest applicable sales charge. Quantity discounts may be modified or terminated at any time. For more information about quantity discounts, investors should contact their authorized dealer or the Distributor.



A person eligible for a reduced sales charge includes an individual, his or her spouse and children under 21 years of age and any corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing; a trustee or other fiduciary purchasing for a single trust or for a single fiduciary account, or a "company" as defined in Section 2(a)(8) of the 1940 Act.



As used herein, "Participating Funds" refers to certain open-end investment companies advised by Asset Management or Advisory Corp. and distributed by the Distributor as determined from time to time by the Fund's Board of Trustees.



VOLUME DISCOUNTS. The size of investment shown in the Class A Shares sales charge table applies to the total dollar amount being invested by any person in shares of the Fund, or in any combination of shares of the Fund and shares of other Participating Funds, although other Participating Funds may have different sales charges.



CUMULATIVE PURCHASE DISCOUNT. The size of investment shown in the Class A Shares sales charge table may also be determined by combining the amount being invested in shares of the Participating Funds plus the current offering price of all shares of the Participating Funds which have been previously purchased and are still owned.



LETTER OF INTENT. A Letter of Intent provides an opportunity for an investor to obtain a reduced sales charge by aggregating the investments over a 13-month period to determine the sales charge as outlined in the Class A Shares sales charge table. The size of investment shown in the Class A Shares sales charge table includes purchases of shares of the Participating Funds over a 13-month period based on the total amount of intended purchases plus the value of all shares of the Participating Funds owned. An investor may elect to compute the 13-month period starting up to 90 days before the date of execution of a Letter of Intent. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. The initial purchase must be for an amount equal to at least 5% of the minimum total purchase amount of the level selected. If trades not initially made under a Letter of Intent subsequently qualify for a lower sales charge through the 90-day back-dating provisions, an adjustment will be made at the expiration of the Letter of Intent to give effect to the lower charge. Such adjustment in sales charge will be used to purchase additional shares for the shareholder at the applicable discount category. The Fund initially will escrow shares totaling 5% of the dollar amount of the Letter of Intent to be held by Investor Services in the name of the shareholder. In the event the Letter of Intent goal is not achieved within the period, the investor must pay the difference between the sales charge applicable to the purchases made and the sales charges previously paid. Such payments may be made directly to the Distributor or, if not paid, the Distributor will liquidate sufficient escrowed shares to obtain the difference.



                            OTHER PURCHASE PROGRAMS


Purchasers of Class A Shares may be entitled to reduced initial sales charges in connection with the unit investment trust reinvestment program and purchases by registered representatives of selling firms or purchases by persons affiliated with the Fund or the Distributor. The Fund reserves the right to modify or terminate these arrangements at any time.



UNIT INVESTMENT TRUST REINVESTMENT PROGRAM. The Fund permits unitholders of unit investment trusts to reinvest distributions from such trusts in Class A Shares of the Fund at net asset value per share and with no minimum initial or subsequent investment requirement, if the administrator of an investor's unit investment trust program meets certain uniform criteria relating to cost savings by the Fund and the Distributor. The total sales charge for all other investments made from unit trust distributions will be 1.00% of the offering price (1.01% of net asset value). Of this amount, the Distributor will pay to the authorized dealer, if any, through which such participation in the qualifying program was initiated

                                       -

0.50% of the offering price as a dealer concession or agency commission. Persons desiring more information with respect to this program, including the applicable terms and conditions thereof, should contact their authorized dealer or the Distributor.



The administrator of such a unit investment trust must have an agreement with the Distributor pursuant to which the administrator will (1) submit a single bulk order and make payment with a single remittance for all investments in the Fund during each distribution period by all investors who choose to invest in the Fund through the program and (2) provide Investor Services with appropriate backup data for each participating investor in a computerized format fully compatible with Investor Services' processing system.



As further requirements for obtaining these special benefits, the Fund also requires that all dividends and other distributions by the Fund be reinvested in additional shares without any systematic withdrawal program. There will be no minimum for reinvestments from unit investment trusts. The Fund will send account activity statements to such participants on a quarterly basis only, even if their investments are made more frequently. The Fund reserves the right to modify or terminate this program at any time.



NET ASSET VALUE PURCHASE OPTIONS. Class A Shares of the Fund may be purchased at net asset value, upon written assurance that the purchase is made for investment purposes and that the shares will not be resold except through redemption by the Fund, by:



1. Current or retired trustees or directors of funds advised by Asset Management or Advisory Corp. and such persons' families and their beneficial accounts.



2. Current or retired directors, officers and employees of Morgan Stanley Dean Witter & Co. and any of its subsidiaries, employees of an investment subadviser to any fund described in (1) above or an affiliate of such subadviser, and such persons' families and their beneficial accounts.



3. Directors, officers, employees and, when permitted, registered representatives, of financial institutions that have a selling group agreement with the Distributor and their spouses and children under 21 years of age when purchasing for any accounts they beneficially own, or, in the case of any such financial institution, when purchasing for retirement plans for such institution's employees; provided that such purchases are otherwise permitted by such institutions.



4. Registered investment advisers who charge a fee for their services, trust companies and bank trust departments investing on their own behalf or on behalf of their clients. The Distributor may pay authorized dealers through which purchases are made an amount up to 0.50% of the amount invested, over a 12-month period.



5. Trustees and other fiduciaries purchasing shares for retirement plans which invest in multiple fund families through broker-dealer retirement plan alliance programs that have entered into agreements with the Distributor and which are subject to certain minimum size and operational requirements. Trustees and other fiduciaries should refer to the Statement of Additional Information for further details with respect to such alliance programs.



6. Beneficial owners of shares of Participating Funds held by a retirement plan or held in a tax-advantaged retirement account who purchase shares of the Fund with proceeds from distributions from such a plan or retirement account other than distributions taken to correct an excess contribution.



7. Accounts as to which a bank or broker-dealer charges an account management fee ("wrap accounts"), provided the bank or broker-dealer has a separate agreement with the Distributor.



8. Trusts created under pension, profit sharing or other employee benefit plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), or custodial accounts held by a bank created pursuant to Section 403(b) of the Code and sponsored by non-profit organizations defined under Section 501(c)(3) of the Code and assets held by an employer or trustee in connection with an eligible deferred compensation plan under
   Section 457 of the Code. Such plans will qualify for purchases at net asset value provided, for plans initially establishing accounts with the Distributor in the Participating Funds after February 1, 1997, that (1) the initial amount invested in the Participating Funds is at least $500,000 or
   (2) such shares are purchased by an employer sponsored plan with more than 100 eligible

                                       -
   employees. Such plans that have been established with a Participating Fund or have received proposals from the Distributor prior to February 1, 1997 based on net asset value purchase privileges previously in effect will be qualified to purchase shares of the Participating Funds at net asset value for accounts established on or before May 1, 1997. Section 403(b) and similar accounts for which Van Kampen Trust Company serves as custodian will not be eligible for net asset value purchases based on the aggregate investment made by the plan or the number of eligible employees, except under certain uniform criteria established by the Distributor from time to time. Prior to February 1, 1997, a commission will be paid to authorized dealers who initiate and are responsible for such purchases within a rolling twelve-month period as follows: 1.00% on sales to $5 million, plus 0.50% on the next $5 million, plus 0.25% on the excess over $10 million. For purchases on February 1, 1997 and thereafter, a commission will be paid as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million, plus 0.50% on the next $47 million, plus 0.25% on the excess over $50 million.



9. Individuals who are members of a "qualified group". For this purpose, a qualified group is one which (i) has been in existence for more than six months, (ii) has a purpose other than to acquire shares of the Fund or similar investments, (iii) has given and continues to give its endorsement or authorization, on behalf of the group, for purchase of shares of the Fund and Participating Funds, (iv) has a membership that the authorized dealer can certify as to the group's members and (v) satisfies other uniform criteria established by the Distributor for the purpose of realizing economies of scale in distributing such shares. A qualified group does not include one whose sole organizational nexus, for example, is that its participants are credit card holders of the same institution, policy holders of an insurance company, customers of a bank or broker-dealer, clients of an investment adviser or other similar groups. Shares purchased in each group's participants account in connection with this privilege will be subject to a contingent deferred sales charge of 1.00% in the event of redemption within one year of purchase, and a commission will be paid to authorized dealers who initiate and are responsible for such sales to each individual as follows:
   1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.



The term "families" includes a person's spouse, children under 21 years of age and grandchildren, parents, and a person's spouse's parents.



Purchase orders made pursuant to clause (4) may be placed either through authorized dealers as described above or directly with Investor Services by the investment adviser, trust company or bank trust department, provided that Investor Services receives federal funds for the purchase by the close of business on the next business day following acceptance of the order. An authorized dealer may charge a transaction fee for placing an order to purchase shares pursuant to this provision or for placing a redemption order with respect to such shares. Authorized dealers will be paid a service fee as described on purchases made as described in (3) through (9) above. The Fund may terminate, or amend the terms of, offering shares of the Fund at net asset value to such groups at any time.


                                 REDEMPTION OF
                                     SHARES


Generally shareholders may redeem for cash some or all of their shares without charge by the Fund (other than applicable sales charge) at any time. As described under the heading "Purchase of Shares," redemptions of Class B Shares and Class C Shares may be subject to a contingent deferred sales charge. In addition, certain redemptions of Class A Shares for shareholder accounts of $1 million or more may be subject to a contingent deferred sales charge. Redemptions completed through an authorized dealer or a custodian of a retirement plan account may involve additional fees charged by the dealer or custodian.



Except as specified below under "Telephone Redemptions Requests," payment for shares redeemed generally will be made by check mailed within seven days after acceptance by Investor Services of the request and any other necessary documents in proper order. Such payment may be postponed or the right of redemption suspended as provided by the rules of the SEC. Such payment may, under certain circumstances, be paid wholly or in

                                       -
part by a distribution-in-kind of portfolio securities. If the shares to be redeemed have been recently purchased by check, Investor Services may delay the redemption until it confirms the purchase check has cleared, which may take up to 15 days. A taxable gain or loss will be recognized by the shareholder upon redemption of shares.



WRITTEN REDEMPTION REQUESTS. Shareholders may request a redemption of shares by written request in proper form sent directly to Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. The request for redemption should indicate the number of shares to be redeemed, the class designation of such shares and the shareholder's account number. The redemption request must be signed by all persons in whose names the shares are registered. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, or if the proceeds are not to be paid to the record owner at the record address, or if the record address has changed within the previous 30 days, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker-dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.



Generally, a properly signed written request with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. In the case of shareholders holding certificates, the certificates for the shares being redeemed properly endorsed for transfer must accompany the redemption request. In the event the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator, and the name and title of the individual(s) authorizing such redemption is not shown in the account registration, a copy of the corporate resolution or other legal documentation appointing the authorized signer and certified within the prior 120 days must accompany the redemption request. IRA redemption requests should be sent to the IRA custodian to be forwarded to Investor Services. Contact the IRA custodian for further information.


In the case of written redemption requests sent directly to Investor Services, the redemption price is the net asset value per share next determined after the request in proper form is received by Investor Services.


AUTHORIZED DEALER REDEMPTION REQUESTS. Shareholders may place redemption requests through an authorized dealer. Orders sent through authorized dealers must be at least $500 (unless transmitted by your authorized dealer via the FUNDSERV network). The redemption price for such shares is the net asset value per share next calculated after an order in proper form is received by an authorized dealer provided such order is transmitted to the Distributor prior to the Distributor's close of business on such day. It is the responsibility of authorized dealers to transmit redemption requests received by them to the Distributor so they will be received prior to such time. Redemptions completed through an authorized dealer may involve additional fees charged by the dealer.



TELEPHONE REDEMPTION REQUESTS. The Fund permits redemption of shares by telephone and for redemption proceeds to be sent to the address of record for the account or to the bank account of record as described below. To establish such privilege, a shareholder must complete the appropriate section of the application form accompanying this prospectus or call the Fund at (800) 341-2911 to request that a copy of the Telephone Redemption Authorization form be sent to them for completion. To redeem shares, contact the telephone transaction line at
(800) 421-5684. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed, neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. Telephone redemptions may not be available if the shareholder cannot reach Investor Services by telephone, whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the Fund's other redemption procedure previously described. Requests received by Investor Services prior to 4:00 p.m., New York time, will be processed at the next determined net asset value per share. These privileges are available for all accounts other than retirement accounts or accounts with shares represented by certificates. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.

                                       -

For redemptions authorized by telephone, amounts of $50,000 or less may be redeemed daily if the proceeds are to be paid by check and amounts of at least $1,000 up to $1 million may be redeemed daily if the proceeds are to be paid by wire. The proceeds must be payable to the shareholder(s) of record and sent to the address of record for the account or wired directly to their predesignated bank account. This privilege is not available if the address of record has been changed within 30 days prior to a telephone redemption request. Proceeds from redemptions payable by wire transfer are expected to be wired on the next business day following the date of redemption. The Fund reserves the right at any time to terminate, limit or otherwise modify this redemption privilege.


OTHER REDEMPTION INFORMATION. The Fund may redeem any shareholder account with a value on the date of the notice of redemption less than the minimum initial investment as specified in this prospectus. At least 60 days advance written notice of any such involuntary redemption will be given and the shareholder will be given an opportunity to purchase the required value of additional shares at the next determined net asset value without sales charge. Any involuntary redemption may only occur if the shareholder account is less than the minimum initial investment due to shareholder redemptions.


                          DISTRIBUTIONS FROM THE FUND


In addition to any increase in the value of shares which the Fund may achieve, shareholders may receive two kinds of return from the Fund: dividends and capital gains distributions. Investors will be entitled to begin receiving dividends on their shares on the business day after Investor Services receives payment for such shares. However, shares become entitled to dividends on the day Investor Services receives payment for the shares either through a fed wire or NSCC settlement. Shares remain entitled to dividends through the day such shares are processed for payment on redemption.



DIVIDENDS. Interest earned from investments is the Fund's main source of income. Under the Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, distributions of all or substantially all of this income, less expenses, are declared daily and paid monthly as dividends to shareholders. Dividends are automatically applied to purchase additional shares of the Fund at the next determined net asset value unless the shareholder instructs otherwise.


The per share dividends on Class B Shares and Class C Shares may be lower than the per share dividends on Class A Shares as a result of the higher distribution fees and transfer agency costs applicable to such classes of shares.


CAPITAL GAINS. The Fund may realize capital gains or losses when it sells securities, depending on whether the sales prices for the securities are higher or lower than purchase prices. Net realized capital gains represent the total profit from sales of securities minus total losses from sales of securities including losses carried forward from prior years. The Fund distributes any taxable net realized capital gains to shareholders at least annually. As in the case of dividends, capital gains distributions are automatically reinvested in additional shares of the Fund at net asset value unless the shareholder instructs otherwise.


                              SHAREHOLDER SERVICES


Listed below are some of the shareholder services the Fund offers to investors. For a more complete description of the Fund's shareholder services, such as investment accounts, share certificates, retirement plans, automated clearing house deposits, dividend diversification and the systematic withdrawal plan, please refer to the Statement of Additional Information or contact your authorized dealer.



REINVESTMENT PLAN. A convenient way for investors to accumulate additional shares is by accepting dividends and capital gains distributions in shares of the Fund. Such shares are acquired at net asset value per share (without sales charge) on the applicable payable date of the dividend or capital gains distribution. Unless the shareholder instructs otherwise, the reinvestment plan is automatic. This instruction may be made by telephone by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired) or by writing to Investor Services. The investor may, on the initial application or prior to any declaration, instruct that dividends be paid in cash and capital gains distributions be reinvested at net

                                       -
asset value, or that both dividends and capital gains distributions be paid in cash.

AUTOMATIC INVESTMENT PLAN. An automatic investment plan is available under which a shareholder can authorize Investor Services to charge a bank account on a regular basis to invest pre-determined amounts in the Fund. Additional information is available from the Distributor or your authorized dealer.

CHECK WRITING PRIVILEGE. A Class A shareholder holding shares of the Fund for which certificates have not been issued and which are in a non-escrow status may appoint Investor Services as agent by completing the Authorization for Redemption by Check form and the appropriate section of the application and returning the form and the application to Investor Services. Once the form is properly completed, signed and returned to the agent, a supply of checks drawn on State Street Bank and Trust Company (the "Bank") will be sent to the Class A shareholder. These checks may be made payable by the Class A shareholder to the order of any person in any amount of $100 or more.


When a check is presented to the Bank for payment, full and fractional Class A Shares required to cover the amount of the check are redeemed from the shareholder's Class A account by Investor Services at the next determined net asset value per share. Check writing redemptions represent the sale of Class A Shares. Any gain or loss realized on the sale of shares is a taxable event.



Checks will not be honored for redemption of Class A Shares held less than 15 calendar days, unless such Class A Shares have been paid for by bank wire. Any Class A Shares for which there are outstanding certificates may not be redeemed by check. If the amount of the check is greater than the proceeds of all uncertificated shares held in the shareholder's Class A account, the check will be returned and the shareholder may be subject to additional charges. A Class A shareholder may not liquidate the entire account by means of a check. The check writing privilege may be terminated or suspended at any time by the Fund or the Bank. Retirement plans and accounts that are subject to backup withholding are not eligible for the privilege.



EXCHANGE PRIVILEGE Shares of the Fund may be exchanged for shares of the same class of any Participating Fund based on the next computed net asset value per share of each fund after requesting the exchange without any sales charge, subject to certain limitations. Shares of the Fund may be exchanged for shares of any Participating Fund only if shares of that Participating Fund are available for sale; however, during periods of suspension of sales, shares of a Participating Fund may be available for sale only to existing shareholders of a Participating Fund. Shareholders seeking an exchange into a Participating Fund should obtain and read the current prospectus for such fund.



To be eligible for exchange, shares of the Fund must have been registered in the shareholder's name at least 30 days prior to an exchange. Shares of the Fund registered in a shareholder's name for less than 30 days may only be exchanged upon receipt of prior approval of the Adviser. Under normal circumstances, it is the policy of the Adviser not to approve such requests.



When Class B Shares and Class C Shares are exchanged among Participating Funds, the holding period for purposes of computing the contingent deferred sales charge is based upon the date of the initial purchase of such shares from a Participating Fund. If such Class B Shares or Class C Shares are redeemed and not exchanged for shares of another Participating Fund, Class B Shares and Class C Shares are subject to the contingent deferred sales charge schedule imposed by the Participating Fund from which such shares were originally purchased.



Exchanges of shares are sales and may result in a gain or loss for federal income tax purposes. If the shares exchanged have been held for less than 91 days, the sales charge paid on such shares is carried over and included in the tax basis of the shares acquired.



A shareholder wishing to make an exchange may do so by sending a written request to Investor Services or by contacting the telephone transaction line at (800) 421-5684. A shareholder automatically has telephone exchange privileges unless otherwise designated in the application form accompanying the prospectus. Van Kampen Investments and its subsidiaries, including Investor Services, and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting upon telephone instructions, tape recording telephone communications, and providing written confirmation of instructions communicated by telephone. If reasonable procedures are employed,

                                       -
neither Van Kampen Investments, Investor Services nor the Fund will be liable for following telephone instructions which it reasonably believes to be genuine. If the exchanging shareholder does not have an account in the fund whose shares are being acquired, a new account will be established with the same registration, dividend and capital gains options (except dividend diversification) and authorized dealer of record as the account from which shares are exchanged, unless otherwise specified by the shareholder. In order to establish a systematic withdrawal plan for the new account or reinvest dividends from the new account into another fund, however, an exchanging shareholder must submit a specific request. The Fund reserves the right to reject any order to acquire its shares through exchange. In addition, the Fund may modify, restrict or terminate the exchange privilege at any time on 60 days' notice to its shareholders of any termination or material amendment.



For purposes of determining the sales charge rate previously paid on Class A Shares, all sales charges paid on the exchanged security and on any security previously exchanged for such security or for any of its predecessors shall be included. If the exchanged security was acquired through reinvestment, that security is deemed to have been sold with a sales charge rate equal to the rate previously paid on the security on which the dividend or distribution was paid. If a shareholder exchanges less than all of his securities, the security upon which the highest sales charge rate was previously paid is deemed exchanged first.



Exchange requests received on a business day prior to the time shares of the funds involved in the request are priced will be processed on the date of receipt. "Processing" a request means that shares in the fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new fund into which the shareholder is investing will also normally be purchased at the net asset value per share, plus any applicable sales charge, next determined on the date of receipt. Exchange requests received on a business day after the time shares of the funds involved in the request are priced will be processed on the next business day in the manner described herein.



A prospectus of any of these Participating Funds may be obtained from any authorized dealer or the Distributor. An investor considering an exchange to one of such funds should refer to the prospectus for additional information regarding such fund prior to investing.



INTERNET TRANSACTIONS In addition to performing transactions on your account through written instruction or by telephone, you may also perform certain transactions through the internet. Please refer to our web site at www.vankampen.com for further instruction. Van Kampen Investments, Investor Services and the Fund employ procedures considered by them to be reasonable to confirm that instructions communicated through the internet are genuine. Such procedures include requiring use of a personal identification number prior to acting upon internet instructions and providing written confirmation of instructions communicated through the internet. If reasonable procedures are employed, neither Van Kampen Investments, Investors Services nor the Fund will be liable for following instructions through the internet which it reasonably believes to be genuine. If an account has multiple owners, Investor Services may rely on the instructions of any one owner.


                            FEDERAL INCOME TAXATION

Distributions of the Fund's net investment income (consisting generally of taxable income and net short-term capital gains) are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains (which are the excess of net long-term capital gains over net short-term capital losses), if any, are taxable to shareholders as long-term capital gains, whether paid in cash or reinvested in additional shares, and regardless of how long the shares of the Fund have been held by such shareholders. Such capital gain dividends may be taxed at different rates depending on how long the Fund held the securities. The Fund expects that its distributions will consist primarily of ordinary income. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). Although distributions generally are treated as taxable in the year they are paid, distributions declared in October, November or

                                       -

December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.


The sale or exchange of shares is a taxable transaction for federal income tax purposes. Shareholders that sell their shares will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. Any capital gains may be taxed at different rates depending on how long the shareholder held it shares.


The Fund is required, in certain circumstances, to withhold 31% of dividends and certain other payments, including redemptions, paid to shareholders who do not furnish to the Fund their correct taxpayer identification number (in the case of individuals, their social security number) and certain required certifications or who are otherwise subject to backup withholding.


Foreign shareholders, including shareholders who are non-resident aliens, may be subject to United States withholding tax on certain distributions (whether received in cash or in shares) at a rate of 30% or such lower rate as prescribed by an applicable treaty. Prospective foreign investors should consult their United States tax advisers concerning the tax consequences to them of an investment in shares.


The Fund intends to qualify as a regulated investment company under the federal income tax law. If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income, the Fund will not be required to pay federal income taxes on any income it distributed to shareholders. If the Fund distributes less than 98% of its ordinary income or less than 98% of its capital gain net income, then the Fund will be subject to a 4% excise tax on such undistributed amounts.


The federal income tax discussion above is for general information only. Prospective investors should consult their own tax advisers regarding the specific federal tax consequences of purchasing, holding, exchanging or selling shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

                                       -

                              FINANCIAL HIGHLIGHTS


The financial highlights table is intended to help you understand the Fund's financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Fund's financial statements, is included in the Statement of Additional Information and may be obtained by shareholders without charge by calling the telephone number on the back cover of this prospectus. This information should be read in conjunction with the financial statements and notes thereto included in the Statement of Additional Information.


                                                           Class A Shares
                                                       Year Ended August 31,
                                        1998        1997        1996        1995        1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................      $6.548      $6.298       $6.15       $6.12       $6.61
                                       ------      ------      ------      ------      ------
  Net Investment Income..........        .614        .604        .607         .55         .63
  Net Realized and Unrealized
    Gain/Loss....................       (.479)       .267        .139       .0515        (.47)
                                       ------      ------      ------      ------      ------

Total from Investment
  Operations.....................        .135        .871        .746       .6015         .16

Less Distributions from and in
  Excess of Net Investment
  Income.........................        .623        .621        .598       .5715         .65
                                       ------      ------      ------      ------      ------

Net Asset Value, End of the
  Period.........................      $6.060      $6.548      $6.298       $6.15       $6.12
                                       ======      ======      ======      ======      ======

Total Return (a).................       1.66%      14.44%      12.66%      10.48%       2.34%
Net Assets at End of the Period
  (In millions)..................      $499.3      $468.6      $421.4      $411.9      $364.2
Ratio of Expenses to Average Net
  Assets (b).....................      1.00%        1.08%       1.08%       1.12%       1.10%
Ratio of Net Investment Income to
  Average Net Assets (b).........      9.33%        9.37%       9.65%       9.23%       9.03%
Portfolio Turnover...............      90%            75%         76%         49%         66%

                                                      Class B Shares
                                                  Year Ended August 31,
                                    1998        1997        1996       1995       1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $6.558      $6.310       $6.16      $6.14      $6.63
                                   ------      ------      ------      -----      -----
  Net Investment Income..........    .571        .559        .559       .51        .58
  Net Realized and Unrealized
    Gain/Loss....................   (.490)       .262        .141      .0335      (.468)
                                   ------      ------      ------      -----      -----
Total from Investment
  Operations.....................    .081        .821        .700      .5435      .112
Less Distributions from and in
  Excess of Net Investment
  Income.........................    .575        .573        .550      .5235      .602
                                   ------      ------      ------      -----      -----
Net Asset Value, End of the
  Period.........................  $6.064      $6.558      $6.310      $6.16      $6.14
                                   ======      ======      ======      =====      =====
Total Return (a).................   0.77%      13.58%      11.78%      9.41%      1.59%
Net Assets at End of the Period
  (In millions)..................  $283.1      $198.0      $114.6      $89.9      $71.0
Ratio of Expenses to Average Net
  Assets (b).....................   1.79%       1.86%       1.87%      1.93%      1.90%
Ratio of Net Investment Income to
  Average Net Assets (b).........   8.52%       8.60%       8.86%      8.42%      8.25%
Portfolio Turnover...............     90%         75%         76%        49%        66%

                                                      Class C Shares
                                                  Year Ended August 31,
                                    1998        1997        1996       1995       1994
---------------------------------------------------------------------------------------------
Net Asset Value, Beginning of the
  Period.........................  $6.528      $6.284       $6.14      $6.11      $6.61
                                   ------      ------      ------      -----      -----
  Net Investment Income..........    .570        .561        .557       .51        .53
  Net Realized and Unrealized
    Gain/Loss....................   (.488)       .256        .137      .0435      (.428)
                                   ------      ------      ------      -----      -----
Total from Investment
  Operations.....................    .082        .817        .694      .5535      .102
Less Distributions from and in
  Excess of Net Investment
  Income.........................    .575        .573        .550      .5235      .602
                                   ------      ------      ------      -----      -----
Net Asset Value, End of the
  Period.........................  $6.035      $6.528      $6.284      $6.14      $6.11
                                   ======      ======      ======      =====      =====
Total Return (a).................   0.93%      13.64%      11.66%      9.63%      1.43%
Net Assets at End of the Period
  (In millions)..................   $55.8       $30.8       $17.5      $15.7      $13.2
Ratio of Expenses to Average Net
  Assets (b).....................   1.79%       1.86%       1.87%      1.93%      1.91%
Ratio of Net Investment Income to
  Average Net Assets (b).........   8.49%       8.57%       8.86%      8.42%      8.25%
Portfolio Turnover...............     90%         75%         76%        49%        66%


(a) Total return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.
(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to the Adviser's reimbursement of certain expenses was less than 0.01%.

                            APPENDIX -- DESCRIPTION

                             OF SECURITIES RATINGS



STANDARD & POOR'S -- a brief description of the applicable Standard & Poor's (S&P) rating symbols and their meanings (as published by S&P) follows:


A S&P corporate or municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell, or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

The ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment -- capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

                       LONG-TERM DEBT -- INVESTMENT GRADE
AAA: Debt rated "AAA" has the highest rating assigned by S&P. Capacity to meet its financial commitment on the obligation is extremely strong.

AA: Debt rated "AA" differs from the highest rated issues only in small degree. Capacity to meet its financial commitment on the obligation is very strong.

A: Debt rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. Capacity to meet its financial commitment on the obligation is still strong.

BBB: Debt rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to meet its financial commitment on the obligation.

                               SPECULATIVE GRADE
BB, B, CCC, CC, C: Debts rated "BB", "B", "CCC", "CC" and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: Debt rated "BB" is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: Debt rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: Debt rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: Debt rated "CC" is currently highly vulnerable to nonpayment.

                                       -

C: The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D: Debt rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk -- such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

MOODY'S INVESTORS SERVICE -- A brief description of the applicable Moody's Investors Service (Moody's) rating symbols and their meanings (as published by Moody's Investor Service) follows:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payment and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the issue ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the

                                       -
modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities that are not rated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

                            PREFERRED STOCK RATINGS
Both S&P and Moody's use the same designations for preferred stock as they do for corporate bonds except in the case of Moody's preferred stock ratings the initial letter rating is not capitalized. While the descriptions are tailored for preferred stocks, the relative quality distinctions are comparable to those described above for corporate bonds.

                                       -

                              FOR MORE INFORMATION


                 EXISTING SHAREHOLDERS OR PROSPECTIVE INVESTORS


                       Call your broker or (800) 341-2911


           7:00 a.m. to 7:00 p.m. Central time, Monday through Friday


                                    DEALERS

 For dealer information, selling agreements, wire orders, or redemptions, call the Distributor at (800) 421-5666



                     TELECOMMUNICATIONS DEVICE FOR THE DEAF


 For shareholder and dealer inquiries through Telecommunications Device for the
                        Deaf (TDD), call (800) 421-2833



                                  FUNDINFO(R)


             For automated telephone services, call (800) 847-2424



                                    WEB SITE


                               www.vankampen.com


                   VAN KAMPEN HIGH INCOME CORPORATE BOND FUND

                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555


                               Investment Adviser


                        VAN KAMPEN ASSET MANAGEMENT INC.


                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555


                                  Distributor

                             VAN KAMPEN FUNDS INC.

                                1 Parkview Plaza


                                  PO Box 5555


                        Oakbrook Terrace, IL 60181-5555


                                 Transfer Agent

                       VAN KAMPEN INVESTOR SERVICES INC.

                                 PO Box 418256

                           Kansas City, MO 64141-9256
                          Attn: Van Kampen High Income
                              Corporate Bond Fund

                                   Custodian

                      STATE STREET BANK AND TRUST COMPANY

                     225 West Franklin Street, PO Box 1713

                             Boston, MA 02105-1713
                          Attn: Van Kampen High Income
                              Corporate Bond Fund

                                 Legal Counsel

                SKADDEN, ARPS, SLATE, MEAGHER & FLOM (ILLINOIS)
                             333 West Wacker Drive
                               Chicago, IL 60606

                            Independent Accountants

                           PRICEWATERHOUSECOOPERS LLP
                            200 East Randolph Drive
                               Chicago, IL 60601

                                  VAN  KAMPEN

                                  HIGH  INCOME
                             CORPORATE  BOND  FUND

                                   PROSPECTUS

                               DECEMBER 29, 1998



                 A Statement of Additional Information, which contains more details about the Fund, is incorporated by reference in its entirety into this prospectus.



                 You will find additional information about the Fund in its annual and semiannual reports, which explain the market conditions and investment strategies affecting the Fund's recent performance.



                 You can ask questions or obtain a free copy of the Fund's reports or its Statement of Additional Information by calling (800) 341-2911 from 7:00 a.m. to 7:00 p.m., Central time, Monday through Friday.
                 Telecommunications Device for the Deaf users may call (800) 421-2833. A free copy of the Fund's reports can also be ordered from our web site at www.vankampen.com.



                 Information about the Fund, including its reports and Statement of Additional Information, has been filed with the Securities and Exchange Commission (SEC). It can be reviewed and copied at the SEC Public Reference Room in Washington, DC or online at the SEC's Web site (http://www.sec.gov). For more information, please call the SEC at (800) SEC-0330. You can also request these materials by writing the Public Reference Section of the SEC, Washington DC, 20549-6009, and paying a duplication fee.


                            [VAN KAMPEN FUNDS LOGO]

                                             Investment Company Act File No.
811-2851.
                                                                   HYI PRO 12/98

                      STATEMENT OF ADDITIONAL INFORMATION

                                   VAN KAMPEN
                        HIGH INCOME CORPORATE BOND FUND


     Van Kampen High Income Corporate Bond Fund is a mutual fund with a primary investment objective of seeking to maximize current income. Capital appreciation is a secondary objective which is sought only when consistent with the primary investment objective. The Fund's management seeks to achieve the investment objectives by investing primarily in a diversified portfolio of high-yielding, high-risk bonds and other income securities, such as preferred stock.



     The Fund is organized as a diversified series of Van Kampen High Income Corporate Bond Fund, an open-end management investment company (the "Trust").



     This Statement of Additional Information is not a prospectus. This Statement of Additional Information should be read in conjunction with the Fund's prospectus (the "Prospectus") dated as of the same date as this Statement of Additional Information. This Statement of Additional Information does not include all the information that a prospective investor should consider before purchasing shares of the Fund. Investors should obtain and read the Prospectus prior to purchasing shares of the Fund. A Prospectus may be obtained without charge by writing or calling Van Kampen Funds Inc. at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555 or (800) 341-2911.


                               TABLE OF CONTENTS


                                                              PAGE
                                                              ----
General Information.........................................  B-2
Investment Objectives and Policies..........................  B-3
Options, Futures Contracts and Related Options..............  B-5
Investment Restrictions.....................................  B-10
Trustees and Officers.......................................  B-12
Investment Advisory Agreement...............................  B-19
Distribution and Service....................................  B-20
Transfer Agent..............................................  B-23
Portfolio Transactions and Brokerage Allocation.............  B-23
Shareholder Services........................................  B-25
Redemption of Shares........................................  B-27
Contingent Deferred Sales Charge -- Class A.................  B-27
Waiver of Class B and Class C Contingent Deferred Sales
  Charge....................................................  B-27
Taxation....................................................  B-29
Fund Performance............................................  B-32
Other Information...........................................  B-34
Report of Independent Accountants...........................  F-1
Financial Statements........................................  F-2
Notes to Financial Statements...............................  F-16



      THIS STATEMENT OF ADDITIONAL INFORMATION IS DATED DECEMBER 29, 1998.

GENERAL INFORMATION


     The Fund was originally organized under the name American Capital High Yield Investments, Inc. as a Texas corporation on July 11, 1978. The Fund was reincorporated by merger into a Maryland corporation on July 2, 1992 under the name American Capital High Income Corporate Bond Fund, Inc. As of August 5, 1995, the Fund was reorganized under the name Van Kampen American Capital High Income Corporate Bond Fund as a series of the Trust. The Trust is organized as a business trust under the laws of the State of Delaware. On July 14, 1998, the Fund and the Trust adopted their present names.



     Van Kampen Asset Management Inc. (the "Adviser" or "Asset Management"), Van Kampen Funds Inc. (the "Distributor"), and Van Kampen Investor Services Inc. ("Investor Services") are wholly owned subsidiaries of Van Kampen Investments Inc. ("Van Kampen Investments"), which is an indirect wholly owned subsidiary of Morgan Stanley Dean Witter & Co. The principal office of the Fund, the Adviser, the Distributor and Van Kampen Investments is located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.



     Morgan Stanley Dean Witter & Co. and various of its directly or indirectly owned subsidiaries, including Morgan Stanley Asset Management Inc., an investment adviser, Morgan Stanley & Co. Incorporated, a registered broker-dealer and investment adviser, and Morgan Stanley International, are engaged in a wide range of financial services. Their principal businesses include securities underwriting, distribution and trading; merger, acquisition, restructuring and other corporate finance advisory activities; merchant banking; stock brokerage and research services; credit services; asset management; trading of futures, options, foreign exchange, commodities and swaps (involving foreign exchange, commodities, indices and interest rates); real estate advice, financing and investing; and securities lending.



     The authorized capitalization of the Trust consists of an unlimited number of shares of beneficial interest, par value $0.01 per share, which can be divided into series, such as the Fund, and further subdivided into classes of each series. Each share represents an equal proportionate interest in the assets of the series with each other share in such series and no interest in any other series. No series is subject to the liabilities of any other series. The Declaration of Trust provides that shareholders are not liable for any liabilities of the Trust or any of its series, requires inclusion of a clause to that effect in every agreement entered into by the Trust or any of its series and indemnifies shareholders against any such liability.



     The Fund currently offers three classes of shares, designated Class A Shares, Class B Shares and Class C Shares. Other classes may be established from time to time in accordance with provisions of the Declaration of Trust. Each class of shares of the Fund generally are identical in all respects except that each class bears certain distribution expenses and has exclusive voting rights with respect to its distribution fee. Shares of the Trust entitle their holders to one vote per share; however, separate votes are taken by each series on matters affecting an individual series and separate votes are taken by each class of a series on matters affecting an individual class of such series. For example, a change in investment policy for a series would be voted upon by shareholders of only the series involved and a change in the distribution fee for a class of a series would be voted upon by shareholders of only the class of such series involved. Except as otherwise described in the Prospectus or herein, shares do not have cumulative voting rights, preemptive rights or any conversion, subscription or exchange rights.



     The Fund does not contemplate holding regular meetings of shareholders to elect Trustees or otherwise. However, the holders of 10% or more of the outstanding shares may by written request require a meeting to consider the removal of Trustees by a vote of two-thirds of the shares then outstanding cast in person or by proxy at such meeting. The Fund will assist such holders in communicating with other shareholders of the Fund to the extent required by the 1940 Act, as amended (the "1940 Act"), or rules or regulations promulgated by the Securities and Exchange Commission ("SEC").



     In the event of liquidation, each of the shares of the Fund is entitled to its portion of all of the Fund's net assets after all debts and expenses of the Fund have been paid. Since Class B Shares and Class C Shares have higher distribution fees and transfer agency costs, the liquidation proceeds to holders of Class B Shares and Class C Shares are likely to be lower than to holders of Class A Shares.

     The Trustees may amend the Declaration of Trust (including with respect to any series) in any manner without shareholder approval, except that the Trustees may not adopt any amendment adversely affecting the rights of shareholders of any series without approval by a majority of the shares of each affected series present at a meeting of shareholders (or such higher vote as may be required by the 1940 Act or other applicable law) and except that the Trustees cannot amend the Declaration of Trust to impose any liability on shareholders, make any assessment on shares or impose liabilities on the Trustees without approval from each affected shareholder or Trustee, as the case may be.



     Statements contained in this Statements of Additional Information as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information forms a part, each such statement being qualified in all respects by such reference.



     As of December 7, 1998, no person was known by the Fund to own beneficially or to hold of record 5% or more of the outstanding Class A Shares, Class B Shares or Class C Shares of the Fund, except as follows:



                                                              AMOUNT OF
                                                            OWNERSHIP AT
                    NAME AND ADDRESS                         DECEMBER 7,      CLASS     PERCENTAGE
                        OF HOLDER                               1998        OF SHARES   OWNERSHIP
                    ----------------                        -------------   ---------   ----------
Van Kampen Trust Company.................................   18,455,567.70       A         20.61%
2800 Post Oak Blvd.                                          5,473,917.29       B         10.74%
Houston, TX 77056                                              591,435.39       C          6.00%
Merrill Lynch Pierce Fenner & Smith Inc..................    9,855,533.94       C         11.37%
For the Sole Benefit of its Customers                       50,959,563.95       B          5.65%
Attn: Fund Administration
4800 Deer Lake Dr. East
2nd Floor
Jacksonville, FL 32246-6484


---------------

Van Kampen Trust Company acts as custodian for certain employee benefit plans and independent retirement accounts.


INVESTMENT OBJECTIVES AND POLICIES

     The following disclosures supplement disclosures set forth under the same caption in the Prospectus and do not, standing alone, present a complete or accurate explanation of the matters disclosed. Readers must refer also to this caption in the Prospectus for a complete presentation of the matters disclosed below.

LENDING OF SECURITIES

     Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities, in an amount up to 10% of the Fund's total assets, to broker-dealers and other financial institutions provided that such loans are callable at any time by the Fund, and are at all times secured by cash collateral that is at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the interest and dividends on the loaned securities, while at the same time earning interest on the collateral which will be invested in short-term obligations. The Fund pays lending fees and custodial fees in connection with loans of its securities. There is no assurance as to the extent to which securities loans can be effected.

     A loan may be terminated by the borrower on one business day's notice, or by the Fund at any time. If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates, and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over collateral. As with any extensions of credit, there are risks of delay in recovery and in some cases even loss of rights in the collateral should the borrower of the securities fail financially. However, these loans of portfolio securities will only be made to firms deemed by the Fund's management to be creditworthy and when the consideration which can be earned from such loans is believed to justify the attendant risks. On termination of the loan, the borrower is required to return the securities to the Fund; any gain or loss in the market price during the loan would inure to the Fund.

     When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan.

REPURCHASE AGREEMENTS

     The Fund may enter into repurchase agreements with banks or broker-dealers in order to earn a return on temporarily available cash. A repurchase agreement is a short-term investment in which the purchaser (i.e., the Fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, thereby determining the yield during the holding period. Repurchase agreements involve certain risks in the event of default by the other party. The Fund may enter into repurchase agreements with banks or broker-dealers deemed to be creditworthy by the Adviser under guidelines approved by the Trustees. The Fund will not invest in repurchase agreements maturing in more than seven days if any such investment, together with any other illiquid securities held by the Fund, would exceed the Fund's limitation on illiquid securities described below. In the event of the bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses including: (a) possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible lack of access to income on the underlying security during this period; and (c) expenses of enforcing its rights.


     For the purpose of investing in repurchase agreements, the Adviser may aggregate the cash that certain funds advised or subadvised by the Adviser or certain of its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase agreements and the funds that contributed to the joint account share pro rata in the net revenue generated. The Adviser believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the Fund than would be available to the Fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an exemptive order from the SEC authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.



     Repurchase agreements are fully collateralized by the underlying debt securities and are considered to be loans under the 1940 Act. The Fund pays for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement will be required to maintain the value of the underlying securities marked-to-market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation.


PORTFOLIO TURNOVER


     The Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for a fiscal year by the average monthly value of the Fund's portfolio securities during such fiscal year. The turnover rate may vary greatly from year to year as well as within a year. The Fund's portfolio turnover rate (the lesser of the value of the securities purchased or securities sold divided by the average value of the securities held in the Fund's portfolio excluding all securities whose maturities at acquisition were one year or less) is shown in the table of "Financial Highlights" in the Prospectus. A high portfolio turnover rate (100% or more) increases the Fund's transaction costs, including brokerage commissions, and may result in the realization of more short-term capital gains than if the Fund had a lower portfolio turnover. The turnover rate will not be a limiting factor, however, if the Adviser deems portfolio changes appropriate.

ILLIQUID SECURITIES


     The Fund may invest up to 15% of its net assets in illiquid securities, which includes repurchase agreements which have a maturity of longer than seven days and generally includes securities that are restricted from sale to the public without registration under the Securities Act of 1933, as amended (the "1933 Act"). However, the Fund shall not invest in such securities in excess of 10% of its net assets without prior approval of the Trustees. Restricted securities are often purchased at a discount from the market price of unrestricted securities of the same issuer reflecting the fact that such securities may not be readily marketable without some time delay. Investments in securities which have no ready market are valued at fair value as determined in good faith by the Adviser in accordance with procedures approved by the Fund's Trustees. Ordinarily, the Fund would invest in restricted securities only when it receives the issuer's commitment to register the securities without expense to the Fund. However, registration and underwriting expenses (which may range from 7% to 15% of the gross proceeds of the securities sold) may be paid by the Fund. Restricted securities which can be offered and sold to qualified institutional buyers under Rule 144A under the 1933 Act ("144A Securities") and are determined to be liquid under guidelines adopted by and subject to the supervision of the Fund's Board of Trustees are not subject to the limitation on illiquid securities. Such 144A Securities are subject to monitoring and may become illiquid to the extent qualified institutional buyers become, for a time, uninterested in purchasing such securities. Factors used to determine whether 144A Securities are liquid include, among other things, a security's trading history, the availability of reliable pricing information, the number of dealers making quotes or making a market in such security and the number of potential purchasers in the market for such security. For purposes hereof, investments by the Fund in securities of other investment companies will not be considered investments in restricted securities to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


BRADY BONDS


     The Fund may invest in "Brady Bonds," which are debt restructurings that provide for the exchange of cash and loans for newly issued bonds. Brady Bonds have been issued by the governments of Costa Rica, Mexico, Nigeria, Uruguay, Venezuela, Argentina, Brazil and the Philippines and other emerging market countries. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the secondary market for Latin American debt. The Salomon Brothers Brady Bond Index provides a benchmark that can be used to compare returns of emerging market Brady Bonds with returns in other bond markets, e.g., the U.S. bond market.


     The Fund may invest in either collateralized or uncollateralized Brady Bonds. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds. Interest payments on such bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments or, in the case of floating rate bonds, initially is equal to at least one year of rolling interest payments based on the applicable interest rate at that time, and is adjusted at regular intervals thereafter.

OPTIONS, FUTURES CONTRACTS AND RELATED OPTIONS


SELLING CALL AND PUT OPTIONS



     Purpose. The principal reason for selling options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. Such current return could be expected to fluctuate because premiums earned from an option selling program and dividend or interest income yields on portfolio securities vary as economic and market conditions change. Selling options on portfolio securities is likely to result in a higher portfolio turnover rate.



     Selling Options. The purchaser of a call option pays a premium to the seller (i.e., the writer) for the right to buy the underlying security from the seller at a specified price during a certain period. The Fund would write call options only on a covered basis or for cross-hedging purposes. A call option is covered if, at all times during the option period, the Fund would own or have the right to acquire securities of the type that it would be obligated to deliver if any outstanding option were exercised. An option is for cross-hedging purposes if it is not covered by the security subject to the option, but is designed to provide a hedge against another security which the Fund owns or has the right to acquire. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's custodian cash or liquid securities in an amount not less than the market value of the underlying security, marked to market daily, while the option is outstanding.



     The purchaser of a put option pays a premium to the seller (i.e., the writer) for the right to sell the underlying security to the writer at a specified price during a certain period. The Fund would sell put options only on a secured basis, which means that, at all times during the option period, the Fund would maintain in a segregated account with its custodian cash or liquid securities in an amount of not less than the exercise price of the option, or would hold a put on the same underlying security at an equal or greater exercise price.



     Closing Purchase Transactions and Offsetting Transactions. In order to terminate its position as a writer of a call or put option, the Fund could enter into a "closing purchase transaction," which is the purchase of a call (put) on the same underlying security and having the same exercise price and expiration date as the call (put) previously sold by the Fund. The Fund would realize a gain (loss) if the premium plus commission paid in the closing purchase transaction is less (greater) than the premium it received on the sale of the option. The Fund would also realize a gain if an option it has written lapses unexercised.



     The Fund could sell options that are listed on an exchange as well as options which are privately negotiated in over-the-counter transactions. The Fund could close out its position as a seller of an option only if a liquid secondary market exists for options of that series, but there is no assurance that such a market will exist, particularly in the case of over-the-counter options, since they can be closed out only with the other party to the transaction. Alternatively, the Fund could purchase an offsetting option, which would not close out its position as a seller, but would provide an asset of equal value to its obligation under the option sold. If the Fund is not able to enter into a closing purchase transaction or to purchase an offsetting option with respect to an option it has sold, it will be required to maintain the securities subject to the call or the collateral securing the option until a closing purchase transaction can be entered into (or the option is exercised or expires) even though it might not be advantageous to do so.



     Risks of Writing Options. By selling a call option, the Fund loses the potential for gain on the underlying security above the exercise price while the option is outstanding; by selling a put option the Fund might become obligated to purchase the underlying security at an exercise price that exceeds the then current market price.


PURCHASING CALL AND PUT OPTIONS

     The Fund could purchase call options to protect (i.e., hedge) against anticipated increases in the prices of securities it wishes to acquire. Alternatively, call options could be purchased for capital appreciation. Since the premium paid for a call option is typically a small fraction of the price of the underlying security, a given amount of funds will purchase call options covering a much larger quantity of such security than could be purchased directly. By purchasing call options, the Fund could benefit from any significant increase in the price of the underlying security to a greater extent than had it invested the same amount in the security directly. However, because of the very high volatility of option premiums, the Fund would bear a significant risk of losing the entire premium if the price of the underlying security did not rise sufficiently, or if it did not do so before the option expired.

     Put options may be purchased to protect (i.e., hedge) against anticipated declines in the market value of either specific portfolio securities or of the Fund's assets generally. Alternatively, put options may be purchased for capital appreciation in anticipation of a price decline in the underlying security and a corresponding increase in the value of the put option. The purchase of put options for capital appreciation involves the same significant risk of loss as described above for call options.

     In any case, the purchase of options for capital appreciation would increase the Fund's volatility by increasing the impact of changes in the market price of the underlying securities on the Fund's net asset value.

OVER THE COUNTER OPTIONS



     The Fund is authorized to purchase and sell over-the-counter options ("OTC Options"). OTC Options are purchased from or sold to securities dealers, financial institutions of other parties ("Counterparties") through direct bilateral agreement with the Counterparty. The Fund will sell only OTC Options (other than OTC currency options) that are subject to a buy-back provision permitting the Fund to require to the Counterparty to sell the option back to the Fund at a formula price within seven days. The staff of the SEC currently takes the position that, in general, OTC Options on securities other than U.S. Government securities purchased by the Fund, and portfolio securities covering OTC Options sold by the Fund, are illiquid securities subject to the Fund's limitation on illiquid securities.


FUTURES CONTRACTS

     The Fund may engage in transactions involving futures contracts and related options in accordance with the rules and interpretations of the Commodity Futures Trading Commission ("CFTC") under which the Fund would be exempt from registration as a "commodity pool."

     An interest rate futures contract is an agreement pursuant to which a party agrees to take or make delivery of a specified debt security (such as U.S. Treasury bonds or notes) at a specified future time and at a specified price.


     Initial and Variation Margin. In contrast to the purchase or sale of a security, no price is paid or received upon the purchase or sale of a futures contract. Initially, the Fund is required to deposit with its custodian in an account in the broker's name an amount of cash or liquid securities equal to a percentage (which will normally range between 2% and 10%) of the contract amount. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transaction. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract and satisfaction of its contractual obligations. Subsequent payments to and from the broker, called variation margin, are made on a daily basis as the price of the underlying securities fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to market.



     For example, when the Fund purchases a futures contract and the price of the underlying security rises, that position increases in value, and the Fund receives from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund purchases a futures contract and the value of the underlying security declines, the position is less valuable, and the Fund is required to make a variation margin payment to the broker.


     At any time prior to expiration of the futures contract, the Fund may elect to terminate the position by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or a gain.


     Futures Strategies. When the Fund anticipates a significant market or market sector advance, the purchase of a futures contract affords a hedge against not participating in the advance at a time when the Fund is otherwise fully invested ("anticipatory hedge"). Such purchase of a futures contract would serve as a temporary substitute for the purchase of individual securities, which may be purchased in an orderly fashion once the market has stabilized. As individual securities are purchased, an equivalent amount of futures contracts could be terminated by offsetting sales. The Fund may sell futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of the Fund's securities ("defensive hedge"). To the extent that the Fund's portfolio of securities changes in value in correlation with the underlying security or index, the sale of futures contracts would substantially reduce the risk to the Fund of a market decline and, by so doing, provides an alternative to the liquidation of securities positions in the Fund. Ordinarily commissions on futures transactions are lower than transaction costs incurred in the purchase and sale of securities.

     Special Risks Associated with Futures Transactions. There are several risks connected with the use of futures contracts as a hedging device. These include the risk of imperfect correlation between movements in the price of the futures contracts and of the underlying securities, the risk of market distortion, the illiquidity risk and the risk of error in anticipating price movement.



     There may be an imperfect correlation (or no correlation) between movements in the price of the futures contracts and of the securities being hedged. The risk of imperfect correlation increases as the composition of the securities being hedged diverges from the securities upon which the futures contract is based. If the price of the futures contract moves less than the price of the securities being hedged, the hedge will not be fully effective. To compensate for the imperfect correlation, the Fund could buy or sell futures contracts in a greater dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is greater than the historical volatility of the securities underlying the futures contract. Conversely, the Fund could buy or sell futures contracts in a lesser dollar amount than the dollar amount of securities being hedged if the historical volatility of the securities being hedged is less than the historical volatility of the securities underlying the futures contracts. It is also possible that the value of futures contracts held by the Fund could decline at the same time as portfolio securities being hedged; if this occurred, the Fund would lose money on the futures contract in addition to suffering a decline in value in the portfolio securities being hedged.



     There is also the risk that the price of futures contracts may not correlate perfectly with movements in the securities or index underlying the futures contract due to certain market distortions. First, all participants in the futures market are subject to margin depository and maintenance requirements. Rather than meet additional margin depository requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the futures market and the securities or index underlying the futures contract. Second, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities markets. Therefore, increased participation by speculators in the futures markets may cause temporary price distortions. Due to the possibility of price distortion in the futures markets and because of the imperfect correlation between movements in futures contracts and movements in the securities underlying them, a correct forecast of general market trends by the Adviser may still not result in a successful hedging transaction.


     There is also the risk that futures markets may not be sufficiently liquid. Futures contracts may be closed out only on an exchange or board of trade that provides a market for such futures contracts. Although the Fund intends to purchase or sell futures only on exchanges and boards of trade where there appears to be an active secondary market, there can be no assurance that an active secondary market will exist for any particular contract or at any particular time. In the event of such illiquidity, it might not be possible to close a futures position and, in the event of adverse price movement, the Fund would continue to be required to make daily payments of variation margin. Since the securities being hedged would not be sold until the related futures contract is sold, an increase, if any, in the price of the securities may to some extent offset losses on the related futures contract. In such event, the Fund would lose the benefit of the appreciation in value of the securities.

     Successful use of futures is also subject to the Adviser's ability to correctly predict the direction of movements in the market. For example, if the Fund hedges against a decline in the market, and market prices instead advance, the Fund will lose part or all of the benefit of the increase in value of its securities holdings because it will have offsetting losses in futures contracts. In such cases, if the Fund has insufficient cash, it may have to sell portfolio securities at a time when it is disadvantageous to do so in order to meet the daily variation margin.

     Although the Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time. Most U.S. futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. It is possible that futures contract prices would move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, and in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in a futures contract and thus provide an offset to losses on the futures contract.


     The Fund will not enter into futures contracts or option transactions (except for closing transactions) other than for bona fide hedging purposes if, immediately thereafter, the sum of its initial margin and premiums on open futures contracts and options exceed 5% of the fair market value of the Fund's assets; however, in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the 5% limitation. In order to prevent leverage in connection with the purchase of futures contracts by the Fund, an amount of cash or liquid securities equal to the market value of the obligation under the futures contracts (less any related margin deposits) will be maintained in a segregated account with the custodian.


OPTIONS ON FUTURES CONTRACTS


     The Fund could also purchase and write options on futures contracts. An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option period. As a writer of an option on a futures contract, the Fund would be subject to initial margin and maintenance requirements similar to those applicable to futures contracts. In addition, net option premiums received by the Fund are required to be included as initial margin deposits. When an option on a futures contract is exercised, delivery of the futures position is accompanied by cash representing the difference between the current market price of the futures contract and the exercise price of the option. The Fund could purchase put options on futures contracts in lieu of, and for the same purposes as the sale of a futures contract; at the same time, it could write put options at a lower strike price (a "put bear spread") to offset part of the cost of the strategy to the Fund. The purchase of call options on futures contracts is intended to serve the same purpose as the actual purchase of the futures contracts.



     Risks of Transactions in Options on Futures Contracts. In addition to the risks described above which apply to all options transactions, there are several special risks relating to options on futures. The Adviser will not purchase options on futures on any exchange unless in the Adviser's opinion, a liquid secondary exchange market for such options exists. Compared to the use of futures, the purchase of options on futures involves less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances, such as when there is no movement in the price of the underlying security or index, when the use of an option on a future would result in a loss to the Fund when the use of a future would not.



ADDITIONAL RISKS OF OPTIONS, FUTURES AND OPTIONS ON FUTURES TRANSACTIONS


     Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security or futures contract (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). Option positions of all investment companies advised by the Adviser are combined for purposes of these limits. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. These position limits may restrict the number of listed options which the Fund may write.


     In the event of the bankruptcy of a broker through which the Fund engages in transactions in options, futures or related options, the Fund could experience delays and/or losses in liquidating open positions purchased or incur a loss of all or part of its margin deposits with the broker. Transactions are entered into by the Fund only with brokers or financial institutions deemed creditworthy by the Adviser.

INVESTMENT RESTRICTIONS


     The Fund has adopted the following fundamental investment restrictions which may not be changed without approval by the vote of a majority of its outstanding voting securities which is defined by the 1940 Act as the lesser of
(i) 67% or more of the voting securities present at the meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities. These restrictions provide that the Fund shall not:


      1. Borrow money, except that the Fund may borrow for temporary purposes in amounts not exceeding 5% of the market or other fair value (taken at the lower of cost or current value) of its total assets (not including the amount borrowed). Secured temporary borrowings may take the form of reverse repurchase agreements, pursuant to which the Fund would sell portfolio securities for cash and simultaneously agree to repurchase such securities at a specified date for the same amount of cash plus an interest component. Pledge its assets or assign or otherwise encumber them in excess of 3.25% of its net assets (taken at market value at the time of pledging) and then only to secure borrowings effected within the limitations set forth in the preceding sentence. Notwithstanding the foregoing, the Fund may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      2. Engage in the underwriting of securities except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

      3. Make short sales of securities, but it may engage in transactions in options, futures contracts, and related options.

      4. Purchase securities on margin, except for such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, and it may engage in transactions in options, futures contracts and related options and make margin deposits and payments in connection therewith.

      5. Purchase or sell real estate, although it may purchase securities of issuers which engage in real estate operations, securities which are secured by interests in real estate, or securities representing interests in real estate.

      6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into transactions in futures contracts and related options.

      7. Make loans of money or securities, except (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) by investment in repurchase agreements or
         (c) by lending its portfolio securities, subject to limitations described elsewhere in this Statement of Additional Information.

      8. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that the Fund may invest in the securities of companies which invest in or sponsor such programs.


      9. Invest in securities issued by other investment companies except as part of a merger, reorganization or other acquisition and except to the extent permitted by (i) the 1940 Act, as amended from time to time,
         (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.


     10. Invest for the purpose of exercising control or management of another company, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     11. Invest in securities of any company if, to the knowledge of the Fund, any officer or director of the Fund or of the Adviser owns more than 1/2 of 1% of the outstanding securities of such company, and such officers and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such company.

     12. Invest more than 5% of the market or other fair value of its assets in warrants, or more than 2% of such value in warrants which are not listed on the New York or American Stock Exchanges. Warrants attached to other securities are not subject to these limitations.

     13. Invest more than 15% of its net assets (determined at the time of investment) in illiquid securities and repurchase agreements which have a maturity of longer than seven days.

     14. With respect to 75% of its assets, invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) or purchase more than 10% of the outstanding voting securities of any one issuer, except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, as amended from time to time, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, as amended from time to time, or (iii) an exemption or other relief from the provisions of the 1940 Act.

     15. Invest more than 25% of the value of its total assets in securities of issuers in any particular industry (except obligations of the U.S. Government).

     16. Issue senior securities, as defined in the 1940 Act, except that this restriction shall not be deemed to prohibit the Fund from (i) making and collateralizing any permitted borrowings, (ii) making any permitted loans of its portfolio securities, or (iii) entering into repurchase agreements, utilizing options, futures contracts, options on futures contracts and other investment strategies and instruments that would be considered "senior securities" but for the maintenance by the Fund of a segregated account with its custodian or some other form of "cover".

TRUSTEES AND OFFICERS


     The business and affairs of the Fund are managed under the direction of the Fund's Board of Trustees and the Fund's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Fund and executive officers of the Fund's investment adviser and their principal occupations for the last five years and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Management Inc., Van Kampen Advisors Inc., Van Kampen Insurance Agency of Illinois Inc., Van Kampen Insurance Agency of Texas Inc., Van Kampen System Inc., Van Kampen Recordkeeping Services Inc., American Capital Contractual Services, Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers". For purposes hereof, the term "Fund Complex" includes each of the open-end investment companies advised by the Advisers (excluding Van Kampen Exchange Fund).


                                    TRUSTEES


                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
J. Miles Branagan.........................  Private investor. Co-founder, and prior to August 1996,
1632 Morning Mountain Road                  Chairman, Chief Executive Officer and President, MDT
Raleigh, NC 27614                           Corporation (now known as Getinge/Castle, Inc., a
Date of Birth: 07/14/32                     subsidiary of Getinge Industrier AB), a company which
                                            develops, manufactures, markets and services medical and
                                            scientific equipment. Trustee/Director of each of the
                                            funds in the Fund Complex.
Richard M. DeMartini*.....................  Chairman and Chief Executive Officer of International
Two World Trade Center                      Private Client Group, a division of Morgan Stanley Dean
66th Floor                                  Witter & Co. Chairman of Dean Witter Futures & Currency
New York, NY 10048                          Management Inc. and Demeter Management Corporation.
Date of Birth: 10/12/52                     Director of Dean Witter Reynolds Inc. Chairman and
                                            Director of Dean Witter Capital Corporation. Chairman,
                                            Chief Executive Officer, President and a Director of Dean
                                            Witter Alliance Capital Corporation, Director of the
                                            National Healthcare Resources, Inc., Morgan Stanley Dean
                                            Witter Distributors, Inc., Dean Witter Realty Inc., Dean
                                            Witter Reynolds Venture Equities Inc., DW Window Covering
                                            Holding, Inc., and is a member of the Morgan Stanley Dean
                                            Witter Management Committee. Prior to December of 1998,
                                            Mr. DeMartini was President and Chief Operating Officer
                                            of Morgan Stanley Dean Witter Individual Asset Management
                                            and a Director of Morgan Stanley Dean Witter Trust FSB.
                                            Formerly Vice Chairman of the Board of the National
                                            Association of Securities Dealers, Inc. and Chairman of
                                            the Board of the Nasdaq Stock Market, Inc. Trustee of the
                                            TCW/DW Funds, Director of the Morgan Stanley Dean Witter
                                            Funds and Trustee/Director of each of the funds in the
                                            Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Linda Hutton Heagy........................  Managing Partner of Heidrick & Stuggles, an executive
Sears Tower                                 search firm. Prior to 1997, Partner, Ray & Berndtson,
233 South Wacker Drive                      Inc., an executive recruiting and management consulting
Suite 7000                                  firm. Formerly, Executive Vice President of ABN AMRO,
Chicago, IL 60606                           N.A., a Dutch bank holding company. Prior to 1992,
Date of Birth: 06/03/48                     Executive Vice President of La Salle National Bank.
                                            Trustee on the University of Chicago Hospitals Board,
                                            Vice Chair of the Board of The YMCA of Metropolitan
                                            Chicago and a member of the Women's Board of the
                                            University of Chicago. Prior to 1996, Trustee of The
                                            International House Board. Trustee/Director of each of
                                            the funds in the Fund Complex.
R. Craig Kennedy..........................  President and Director, German Marshall Fund of the
11 DuPont Circle, N.W.                      United States. Formerly, advisor to the Dennis Trading
Washington, D.C. 20036                      Group Inc. Prior to 1992, President and Chief Executive
Date of Birth: 02/29/52                     Officer, Director and Member of the Investment Committee
                                            of the Joyce Foundation, a private foundation.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.
Jack E. Nelson............................  President, Nelson Investment Planning Services, Inc., a
423 Country Club Drive                      financial planning company and registered investment
Winter Park, FL 32789                       adviser. President, Nelson Ivest Brokerage Services Inc.,
Date of Birth: 02/13/36                     a member of the National Association of Securities
                                            Dealers, Inc. ("NASD") and Securities Investors
                                            Protection Corp. ("SIPC"). Trustee/Director of each of
                                            the funds in the Fund Complex.
Don G. Powell*............................  Chairman and a Director of Van Kampen Investments, the
2800 Post Oak Blvd.                         Advisers, the Distributor and Investor Services. Director
Houston, TX 77056                           or officer of certain other subsidiaries of Van Kampen
Date of Birth: 10/19/39                     Investments. Chairman of River View International Inc.
                                            Chairman of the Board of Governors and the Executive
                                            Committee of the Investment Company Institute. Prior to
                                            July of 1998, Director and Chairman of VK/AC Holding,
                                            Inc. Prior to November 1996, President, Chief Executive
                                            Officer and a Director of VK/AC Holding, Inc.
                                            Trustee/Director of each of the funds in the Fund Complex
                                            and Trustee of other funds advised by the Advisers or Van
                                            Kampen Management Inc.
Phillip B. Rooney.........................  Vice Chairman and Director of The ServiceMaster Company,
One ServiceMaster Way                       a business and consumer services company. Director of
Downers Grove, IL 60515                     Illinois Tool Works, Inc., a manufacturing company and
Date of Birth: 07/08/44                     the Urban Shopping Centers Inc., a retail mall management
                                            company. Trustee, University of Notre Dame. Prior to
                                            1998, Director of Stone Smurfit Container Corp., a paper
                                            manufacturing company. Formerly, President, Chief
                                            Executive Officer and Chief Operating Officer of Waste
                                            Management, Inc., an environmental services company.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex.

Fernando Sisto............................  Professor Emeritus and, prior to 1995, Dean of the
155 Hickory Lane                            Graduate School, Stevens Institute of Technology.
Closter, NJ 07624                           Director, Dynalysis of Princeton, a firm engaged in
Date of Birth: 08/02/24                     engineering research. Trustee/Director of each of the
                                            funds in the Fund Complex.

                                                            PRINCIPAL OCCUPATIONS OR
          NAME, ADDRESS AND AGE                            EMPLOYMENT IN PAST 5 YEARS
          ---------------------                            --------------------------
Wayne W. Whalen*..........................  Partner in the law firm of Skadden, Arps, Slate, Meagher
333 West Wacker Drive                       & Flom (Illinois), legal counsel to the funds in the Fund
Chicago, IL 60606                           Complex, and other open-end and closed-end funds advised
Date of Birth: 08/22/39                     by the Advisers or Van Kampen Management Inc.
                                            Trustee/Director of each of the funds in the Fund
                                            Complex, and Trustee/Managing General Partner of other
                                            open-end and closed-end funds advised by the Advisers or
                                            Van Kampen Management Inc.

Paul G. Yovovich..........................  Private investor. Prior to April 1996, President of
Sears Tower                                 Advance Ross Corporation. Director of 3Com Corporation,
233 South Wacker Drive                      APAC Teleservices, Inc., and COMARCO, Inc.
Suite 9700                                  Trustee/Director of each of the Funds in the Fund
Chicago, IL 60606                           Complex.
Date of Birth: 10/29/53


------------------------------------
* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person of the Fund by reason of his firm currently acting as legal counsel to the Fund. Messrs. DeMartini and Powell are interested persons of the Fund and the Advisers by reason of their positions with Morgan Stanley Dean Witter & Co. or its affiliates.

                                    OFFICERS


     Messrs. McDonnell, Hegel, Nyberg, Wood, Sullivan, Dalmaso, Martin, Wetherell and Hill are located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, IL 60181-5555. The Fund's other officers are located at 2800 Post Oak Blvd., Houston, TX 77056.



      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Dennis J. McDonnell..................  Executive Vice President and a Director of Van Kampen
  Date of Birth: 05/20/42              Investments. President, Chief Operating Officer and a
  President                            Director of the Advisers, Van Kampen Advisors Inc., and Van
                                       Kampen Management Inc. Prior to July of 1998, Director and
                                       Executive Vice President of VK/AC Holding, Inc. Prior to
                                       April of 1998, President and a Director of Van Kampen
                                       Merritt Equity Advisors Corp. Prior to April of 1997, Mr.
                                       McDonnell was a Director of Van Kampen Merritt Equity
                                       Holdings Corp. Prior to September of 1996, Mr. McDonnell was
                                       Chief Executive Officer and Director of MCM Group, Inc.,
                                       McCarthy, Crisanti & Maffei, Inc. and Chairman and Director
                                       of MCM Asia Pacific Company, Limited and MCM (Europe)
                                       Limited. Prior to July of 1996, Mr. McDonnell was President,
                                       Chief Operating Officer and Trustee of VSM Inc. and VCJ Inc.
                                       President of each of the funds in the Fund Complex.
                                       President, Chairman of the Board and Trustee/Managing
                                       General Partner of other investment companies advised by the
                                       Advisers or their affiliates.

Peter W. Hegel.......................  Executive Vice President of the Advisers, Van Kampen
  Date of Birth: 06/25/56              Management Inc. and Van Kampen Advisors Inc. Prior to July
  Vice President                       of 1996, Mr. Hegel was a Director of VSM Inc. Prior to
                                       September of 1996, he was a Director of McCarthy, Crisanti &
                                       Maffei, Inc. Vice President of each of the funds in the Fund
                                       Complex and certain other investment companies advised by
                                       the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
John L. Sullivan.....................  First Vice President of Van Kampen Investments and the
  Date of Birth: 08/20/55              Advisers. Treasurer, Vice President and Chief Financial
  Treasurer, Vice President and Chief  Officer of each of the funds in the Fund Complex and certain
  Financial Officer                    other investment companies advised by the Advisers or their affiliates.

Curtis W. Morell.....................  Senior Vice President of the Advisers, Vice President and
  Date of Birth: 08/04/46              Chief Accounting Officer of each of the funds in the Fund
  Vice President and Chief Accounting  Complex and certain other investment companies advised by
  Officer                              the Advisers or their affiliates.

Ronald A. Nyberg.....................  Executive Vice President, General Counsel, Secretary and
  Date of Birth: 07/29/53              Director of Van Kampen Investments. Mr. Nyberg is Executive
  Vice President and Secretary         Vice President, General Counsel, Assistant Secretary and a
                                       Director of the Advisers and the Distributor, Van Kampen
                                       Advisors Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., American Capital Contractual Services, Inc.
                                       and Van Kampen Trust Company. Executive Vice President,
                                       General Counsel and Assistant Secretary of Investor Services
                                       and River View International Inc. Director or officer of
                                       certain other subsidiaries of Van Kampen Investments.
                                       Director of ICI Mutual Insurance Co., a provider of
                                       insurance to members of the Investment Company Institute.
                                       Prior to July of 1998, Director and Executive Vice
                                       President, General Counsel and Secretary of VK/AC Holding,
                                       Inc. Prior to April of 1998, Executive Vice President,
                                       General Counsel and Director of Van Kampen Merritt Equity
                                       Advisors Corp. Prior to April of 1997, he was Executive Vice
                                       President, General Counsel and a Director of Van Kampen
                                       Merritt Equity Holdings Corp. Prior to September of 1996, he
                                       was General Counsel of McCarthy, Crisanti & Maffei, Inc.
                                       Prior to July of 1996, Mr. Nyberg was Executive Vice
                                       President and General Counsel of VSM Inc. and Executive Vice
                                       President and General Counsel of VCJ Inc. Vice President and
                                       Secretary of each of the funds in the Fund Complex and
                                       certain other investment companies advised by the Advisers or their affiliates.

Paul R. Wolkenberg...................  Executive Vice President and Director of Van Kampen
  Date of Birth: 11/10/44              Investments. Executive Vice President of Asset Management
  Vice President                       and the Distributor. President and a Director of Investor
                                       Services. President and Chief Operating Officer of Van
                                       Kampen Recordkeeping Services Inc. Prior to July of 1998,
                                       Director and Executive Vice President of VK/AC Holding, Inc.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Edward C. Wood III...................  Senior Vice President of the Advisers, Van Kampen
  Date of Birth: 01/11/56              Investments and Van Kampen Management Inc. Senior Vice
  Vice President                       President and Chief Operating Officer of the Distributor.
                                       Vice President of each of the funds in the Fund Complex and certain other investment companies advised by the Advisers or their affiliates.

Tanya M. Loden.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 11/19/59              Controller of each of the funds in the Fund Complex and
  Controller                           other investment companies advised by the Advisers or their affiliates.

      NAME, AGE, POSITIONS AND                            PRINCIPAL OCCUPATIONS
          OFFICES WITH FUND                                DURING PAST 5 YEARS
      ------------------------                            ---------------------
Nicholas Dalmaso.....................  Associate General Counsel and Assistant Secretary of Van
  Date of Birth: 03/01/65              Kampen Investments. Vice President, Associate General
  Assistant Secretary                  Counsel and Assistant Secretary of the Advisers, the
                                       Distributor, Van Kampen Advisors Inc. and Van Kampen
                                       Management Inc. Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Huey P. Falgout, Jr..................  Vice President, Assistant Secretary and Senior Attorney of
  Date of Birth: 11/15/63              Van Kampen Investments. Vice President, Assistant Secretary
  Assistant Secretary                  and Senior Attorney of the Advisers, the Distributor,
                                       Investor Services, Van Kampen Management Inc., American
                                       Capital Contractual Services, Inc., Van Kampen Exchange
                                       Corp. and Van Kampen Advisors Inc. Assistant Secretary of
                                       each of the funds in the Fund Complex and other investment companies advised by the Advisers or their affiliates.

Scott E. Martin......................  Senior Vice President, Deputy General Counsel and Assistant
  Date of Birth: 08/20/56              Secretary of Van Kampen Investments. Senior Vice President,
  Assistant Secretary                  Deputy General Counsel and Secretary of the Advisers, the
                                       Distributor, Investor Services, American Capital Contractual
                                       Services, Inc., Van Kampen Management Inc., Van Kampen
                                       Exchange Corp., Van Kampen Advisors Inc., Van Kampen
                                       Insurance Agency of Illinois Inc., Van Kampen System Inc.
                                       and Van Kampen Recordkeeping Services Inc. Prior to July of
                                       1998, Senior Vice President, Deputy General Counsel and
                                       Assistant Secretary of VK/AC Holding, Inc. Prior to April of
                                       1998, Van Kampen Merritt Equity Advisors Corp. Prior to
                                       April of 1997, Senior Vice President, Deputy General Counsel
                                       and Secretary of Van Kampen American Capital Services, Inc.
                                       and Van Kampen Merritt Holdings Corp. Prior to September of
                                       1996, Mr. Martin was Deputy General Counsel and Secretary of
                                       McCarthy, Crisanti & Maffei, Inc., and prior to July of
                                       1996, he was Senior Vice President, Deputy General Counsel
                                       and Secretary of VSM Inc. and VCJ Inc. Assistant Secretary
                                       of each of the funds in the Fund Complex and other
                                       investment companies advised by the Advisers or their
                                       affiliates.

Weston B. Wetherell..................  Vice President, Associate General Counsel and Assistant
  Date of Birth: 06/15/56              Secretary of Van Kampen Investments, the Advisers, the
  Assistant Secretary                  Distributor, Van Kampen Management Inc. and Van Kampen
                                       Advisors Inc. Prior to September of 1996, Mr. Wetherell was
                                       Assistant Secretary of McCarthy, Crisanti & Maffei, Inc.
                                       Assistant Secretary of each of the funds in the Fund Complex and other investment companies advised by the Advisers or
                                       their affiliates.

Steven M. Hill.......................  Vice President of Van Kampen Investments and the Advisers.
  Date of Birth: 10/16/64              Assistant Treasurer of each of the funds in the Fund Complex
  Assistant Treasurer                  and other investment companies advised by the Advisers or
                                       their affiliates.

Michael Robert Sullivan..............  Assistant Vice President of the Advisers. Assistant
  Date of Birth: 03/30/33              Controller of each of the funds in the Fund Complex and
  Assistant Controller                 other investment companies advised by the Advisers or their affiliates.



     Each trustee/director holds the same position with each of the funds in the Fund Complex. As of the date of this Statement of Additional Information, there are 65 operating funds in the Fund Complex. For purposes of the following compensation and benefits discussion, the Fund Complex is divided into the following three groups: the funds advised by Asset Management (the "AC Funds"), the funds advised by Advisory Corp.

excluding funds organized as series of the Van Kampen Series Fund, Inc. (the "VK Funds") and the funds advised by Advisory Corp. organized as series of the Van Kampen Series Fund, Inc. (the "MS Funds"). Each trustee/director who is not an affiliated person of Van Kampen Investments, the Advisers or the Distributor (each a "Non-Affiliated Trustee") is compensated by an annual retainer and meeting fees for services to the funds in the Fund Complex. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a deferred compensation plan to its Non-Affiliated Trustees that allows trustees/directors to defer receipt of their compensation and earn a return on such deferred amounts. Deferring compensation has the economic effect as if the Non-Affiliated Trustee reinvested his or her compensation into the funds. Each fund in the Fund Complex (except the money market series of the MS Funds) provides a retirement plan to its Non-Affiliated Trustees that provides Non-Affiliated Trustees with compensation after retirement, provided that certain eligibility requirements are met as more fully described below.


     The trustees recently reviewed and adopted a standardized compensation and benefits program for each fund in the Fund Complex. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes an annual retainer in an amount equal to $50,000 per calendar year, due in four quarterly installments on the first business day of each quarter. Payment of the annual retainer is allocated among the funds in the Fund Complex (except the money market series of the MS Funds) on the basis of the relative net assets of each fund as of the last business day of the preceding calendar quarter. Effective January 1, 1998, the compensation of each Non-Affiliated Trustee includes a per meeting fee from each fund in the Fund Complex (except the money market series of the MS Funds) in the amount of $200 per quarterly or special meeting attended by the Non-Affiliated Trustee, due on the date of the meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each AC Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the AC Funds includes an annual retainer in an amount equal to $35,000 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. The AC Funds pay each Non-Affiliated Trustee a per meeting fee in the amount of $2,000 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Payment of the annual retainer and the regular meeting fee is allocated among the AC Funds (i) 50% on the basis of the relative net assets of each AC Fund to the aggregate net assets of all the AC Funds and (ii) 50% equally to each AC Fund, in each case as of the last business day of the preceding calendar quarter. Each AC Fund which is the subject of a special meeting of the trustees generally pays each Non-Affiliated Trustee a per meeting fee in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For each VK Fund's last fiscal year and the period up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from each VK Fund includes an annual retainer in an amount equal to $2,500 per calendar year, due in four quarterly installments on the first business day of each calendar quarter. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per regular quarterly meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee. Each Non-Affiliated Trustee receives a per meeting fee from each VK Fund in the amount of $125 per special meeting attended by the Non-Affiliated Trustee, due on the date of such meeting, plus reasonable expenses incurred by the Non-Affiliated Trustee in connection with his or her services as a trustee, provided that no compensation will be paid in connection with certain telephonic special meetings.

     For the period from July 2, 1997 up to and including December 31, 1997, the compensation of each Non-Affiliated Trustee from the MS Funds was based generally on the compensation amounts and methodology used by such funds prior to their joining the current Fund Complex on July 2, 1997. Each trustee/director was elected as a director of the MS Funds on July 2, 1997. Prior to July 2, 1997, the MS Funds were part of another fund complex (the "Prior Complex") and the former directors of the MS Funds were paid an aggregate fee allocated among the funds in the Prior Complex that resulted in individual directors receiving total compensation between approximately $8,000 to $10,000 from the MS Funds during such funds' last fiscal year.

     Under the deferred compensation plan, each Non-Affiliated Trustee generally can elect to defer receipt of all or a portion of the compensation earned by such Non-Affiliated Trustee until retirement. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to the return on the common shares of such Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Fund.

     Under the retirement plan, a Non-Affiliated Trustee who is receiving compensation from such Fund prior to such Non-Affiliated Trustee's retirement, has at least 10 years of service (including years of service prior to adoption of the retirement plan) and retires at or after attaining the age of 60, is eligible to receive a retirement benefit equal to $2,500 per year for each of the ten years following such retirement from such Fund. Non-Affiliated Trustees retiring prior to the age of 60 or with fewer than 10 years but more than 5 years of service may receive reduced retirement benefits from such Fund. Each trustee/director has served as a member of the Board of Trustees of the Fund since he or she was first appointed or elected in the year set forth below. The retirement plan contains a Fund Complex retirement benefit cap of $60,000 per year.

     Additional information regarding compensation and benefits for trustees is set forth below for the periods described in the notes accompanying the table.

                               COMPENSATION TABLE


                                                                                           FUND COMPLEX
                                                                    ----------------------------------------------------------
                                                                         AGGREGATE            AGGREGATE             TOTAL
                         YEAR FIRST                                     PENSION OR        ESTIMATED MAXIMUM     COMPENSATION
                        APPOINTED OR      AGGREGATE COMPENSATION    RETIREMENT BENEFITS    ANNUAL BENEFITS     BEFORE DEFERRAL
                       ELECTED TO THE    BEFORE DEFERRAL FROM THE   ACCRUED AS PART OF    FROM THE FUND UPON      FROM FUND
       NAME(1)              BOARD                FUND(2)                EXPENSES(3)         RETIREMENT(4)        COMPLEX(5)
       -------         --------------    ------------------------   -------------------   ------------------   ---------------
J. Miles Branagan*          1991                  $2,145                  $35,691              $60,000            $111,197
Linda Hutton Heagy*         1995                   1,945                    3,861               60,000             111,197
R. Craig Kennedy*           1995                   2,145                    2,652               60,000             111,197
Jack E. Nelson*             1995                   2,145                   18,385               60,000             104,322
Jerome L. Robinson          1995                     390                   10,810               15,750             107,947
Phillip B. Rooney*          1997                   2,145                    6,002               60,000              74,697
Dr. Fernando Sisto*         1979                   2,145                   68,615               60,000             111,197
Wayne W. Whalen*            1995                   2,145                   12,658               60,000             111,197


---------------
*  Currently a member of the Board of Trustees.


(1) Persons not designated by an asterisk are not currently members of the Board of Trustees, but were members of the Board of Trustees during the Fund's most recently completed fiscal year. Mr. Robinson retired from the Board of Trustees on December 31, 1997. Mr. Yovovich joined the Board of Trustees on October 22, 1998 and therefore has no historical information to report in the table. Trustees not eligible for compensation are not included in the compensation table.



(2) The amounts shown in this column represent the Aggregate Compensation before Deferral with respect to the Fund's fiscal year ended August 31, 1998. The following trustees deferred compensation from the Fund during the fiscal year ended August 31, 1998: Mr. Branagan, $2,145; Ms. Heagy, $1,945; Mr. Kennedy, $1,073; Mr. Nelson, $2,145; Mr. Robinson, $390; Mr. Rooney, $2,145; Dr. Sisto, $1,073; and Mr. Whalen, $2,145. Amounts deferred are retained by the Fund and earn a rate of return determined by reference to either the return on the common shares of the Fund or other funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, each Fund may invest in securities of those funds selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The cumulative deferred compensation (including interest) accrued with respect to each trustee, including former trustees, from the Fund as of August 31, 1998 is as follows: Mr. Branagan, $3,788; Dr. Caruso, $4,789; Mr. Gaughan, $360; Ms. Heagy, $5,242; Mr. Kennedy, $3,024; Mr. Miller, $2,155; Mr. Nelson, $5,856;
    Mr. Rees, $31,551; Mr. Robinson, $3,803 ; Mr. Rooney, $2,264; Dr. Sisto, $20,132; Mr. Vernon, $2,988; and Mr. Whalen, $5,835. The deferred compensation plan is described above the Compensation Table.



(3) The amounts shown in this column represent the sum of the retirement benefits expected to be accrued by the operating investment companies in the Fund Complex for each of the trustees for the Funds' respective fiscal years ended in 1998. The retirement plan is described above the Compensation Table.


(4) For Mr. Robinson, this is the sum of the actual annual benefits payable by the operating investment companies in the Fund Complex as of the date of his retirement for each year of the 10-year period since his retirement. For the remaining trustees, this is the sum of the estimated maximum annual benefits payable by the operating investment companies in the Fund Complex for each year of the 10-year period commencing in the year of such trustee's anticipated retirement. The Retirement Plan is described above the Compensation Table.

(5) The amounts shown in this column represent the aggregate compensation paid by all operating investment companies in the Fund Complex as of December 31, 1997 before deferral by the trustees under the deferred compensation plan. Because the funds in the Fund Complex have different fiscal year ends, the amounts shown in this column are presented on a calendar year basis. Certain trustees deferred all or a portion of their aggregate compensation from the Fund Complex during the calendar year ended December 31, 1997. The deferred compensation earns a rate of return determined by reference to the return on the shares of the funds in the Fund Complex as selected by the respective Non-Affiliated Trustee, with the same economic effect as if such Non-Affiliated Trustee had invested in one or more funds in the Fund Complex. To the extent permitted by the 1940 Act, the Fund may invest in securities of those investment companies selected by the Non-Affiliated Trustees in order to match the deferred compensation obligation. The Advisers and their affiliates also serve as investment adviser for other investment companies; however, with the exception of Mr. Whalen, the Non-Affiliated Trustees were not trustees of such investment companies. Combining the Fund Complex with other investment companies advised by the Advisers and their affiliates, Mr. Whalen received Total Compensation of $268,447 during the calendar year ended December 31, 1997.


     As of December 7, 1998, the trustees and officers of the Fund as a group owned less than 1% of the shares of the Fund.


INVESTMENT ADVISORY AGREEMENT


     The Fund and the Adviser are parties to an investment advisory agreement (the "Advisory Agreement"). Under the Advisory Agreement, the Fund retains the Adviser to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates economic, statistical and financial information to formulate and implement the Fund's investment objectives. The Adviser also furnishes the services of the Fund's President and such other executive and clerical personnel as are necessary to prepare the various reports and statements and conduct the Fund's day-to-day operations. The Fund, however, bears the cost of its accounting services, which include maintaining its financial books and records and calculating its daily net asset value. The costs of such accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allocated among the investment companies advised or subadvised by the Adviser or its affiliates. A portion of these amounts is paid to the Adviser or its affiliates in reimbursement of personnel, office space, facilities and equipment costs attributable to the provision of accounting services to the Fund. The Fund also pays distribution fees, service fees, custodian fees, legal and auditing fees, the costs of reports to shareholders, and all other ordinary business expenses not specifically assumed by the Adviser. The Advisory

Agreement also provides that the Adviser shall not be liable to the Fund for any actions or omissions if it acted without willful misfeasance, bad faith, negligence or reckless disregard of its obligations.


     Under the Advisory Agreement, the Fund pays to the Adviser, as compensation for the services rendered, facilities furnished, and expenses paid by it, a monthly fee payable computed based upon an annual rate applied to the average daily net assets of the Fund as follows: 0.625% on the first $150 million of average net assets; 0.55% on the next $150 million of average net assets; and 0.50% on the net assets over $300 million.



     The Fund's average net assets are determined by taking the average of all of the determinations of the net assets during a given calendar month. Such fee is payable for each calendar month as soon as practicable after the end of that month. The fee payable to the Adviser will be reduced by any commissions, tender solicitation and other fees, brokerage or similar payments received by the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments in connection with the purchase and sale of portfolio investments less any direct expenses incurred by such subsidiary of Van Kampen Investments, in connection with obtaining such commissions, fees, brokerage or similar payments. The Adviser agrees to use its best efforts to recapture tender solicitation fees and exchange offer fees for the Fund's benefit and to advise the Trustees of the Fund of any other commissions, fees, brokerage or similar payments which may be possible for the Adviser or any other direct or indirect majority owned subsidiary of Van Kampen Investments to receive in connection with the Fund's portfolio transactions or other arrangements which may benefit the Fund.


     The Advisory Agreement also provides that, in the event the ordinary business expenses of the Fund for any fiscal year exceed the most restrictive expense limitation applicable in the states where the Fund's shares are qualified for sale, the compensation due the Adviser will be reduced by the amount of such excess and that, if a reduction in and refund of the advisory fee is insufficient, the Adviser will pay the Fund monthly an amount sufficient to make up the deficiency, subject to readjustment during the year. Ordinary business expenses include the investment advisory fee and other operating costs paid by the Fund except (1) interest and taxes, (2) brokerage commissions, (3) certain litigation and indemnification expenses as described in the Advisory Agreement and (4) payments made by the Fund pursuant to the distribution plans.

     The Advisory Agreement may be continued from year to year if specifically approved at least annually (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of the Trustees who are not parties to the agreement or interested persons of any such party by votes cast in person at a meeting called for such purpose. The Advisory Agreement provides that it shall terminate automatically if assigned and that it may be terminated without penalty by either party on 60 days' written notice.


     During the fiscal years ended August 31, 1996, 1997 and 1998 the Adviser received $2,929,197, $3,377,516 and $4,358,630, respectively, in advisory fees from the Fund. For such periods, the Fund paid $135,427, $98,686 and $201,962, respectively, for accounting services.


DISTRIBUTION AND SERVICE


     The Distributor acts as the principal underwriter of the Fund's shares pursuant to a written agreement (the "Distribution and Service Agreement"). The Distributor has the exclusive right to distribute shares of the Fund through authorized dealers on a continuous basis. The Distributor's obligation is an agency or "best efforts" arrangement under which the Distributor is required to take and pay for only such shares of the Fund as may be sold to the public. The Distributor is not obligated to sell any stated number of shares. The Distributor bears the cost of printing (but not typesetting) prospectuses used in connection with this offering and certain other costs including the cost of supplemental sales literature and advertising. The Distribution and Service Agreement is renewable from year to year if approved (a)(i) by the Fund's Trustees or (ii) by vote of a majority of the Fund's outstanding voting securities and (b) by the affirmative vote of a majority of Trustees who are not parties to the Distribution and Service Agreement or interested persons of any party, by votes cast in person at a meeting called for such purpose. The Distribution and Service Agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 90 days' written notice. Total underwriting commissions on the sale of shares of the Fund for the last three fiscal periods are shown in the chart below. Advantage Capital Corporation is a former affiliated dealer of the Fund.


                                                                                           DEALER REALLOWANCES
                                                                            AMOUNTS            RECEIVED BY
                                                   TOTAL UNDERWRITING       RETAINED        ADVANTAGE CAPITAL
                                                      COMMISSIONS        BY DISTRIBUTOR        CORPORATION
                                                   ------------------    --------------    -------------------
Fiscal Year Ended August 31, 1998..............        $1,996,112           $252,193            N/A
Fiscal Year Ended August 31, 1997..............        $1,248,686           $131,363            N/A
Fiscal Year Ended August 31, 1996..............        $  839,736           $ 76,236            $176,992


     With respect to sales of Class A Shares of the Fund, the total sales charges and concessions reallowed to authorized dealers at the time of purchase are as follows:

                       CLASS A SHARES SALES CHARGE TABLE

                                                           TOTAL SALES CHARGE
                                                       ---------------------------            REALLOWED
                                                       AS % OF           AS % OF             TO DEALERS
                                                       OFFERING         NET AMOUNT            AS A % OF
                 SIZE OF INVESTMENT                     PRICE            INVESTED          OFFERING PRICE)
                 ------------------                    --------         ----------         ---------------
Less than $100,000...................................   4.75%             4.99%                 4.25%
$100,000 but less than $250,000......................   3.75%             3.90%                 3.25%
$250,000 but less than $500,000......................   2.75%             2.83%                 2.25%
$500,000 but less than $1,000,000....................   2.00%             2.04%                 1.75%
$1,000,000 or more...................................       *                 *                     *

------------------------------------

* No sales charge is payable at the time of purchase on investments of $1 million or more, although for such investments the Fund imposes a contingent deferred sales charge of 1.00% on certain redemptions made within one year of the purchase. A commission or transaction fee will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for purchases of $1 million or more computed based on a percentage of the dollar value of such shares sold as follows: 1.00% on sales to $2 million, plus 0.80% on the next $1 million and 0.50% on the excess over $3 million.


     With respect to sales of Class B Shares and Class C Shares of the Fund, a commission or transaction fee generally will be paid by the Distributor at the time of purchase directly out of the Distributor's assets (and not out of the Fund's assets) to authorized dealers who initiate and are responsible for such purchases computed based on a percentage of the dollar value of such shares sold of 4.00% on Class B Shares and 1.00% on Class C Shares.

     Proceeds from any deferred sales charge and any distribution fees on Class B Shares and Class C Shares of the Fund are paid to the Distributor and are used by the Distributor to defray its distribution related expenses in connection with the sale of the Fund's shares, such as the payment to authorized dealers for selling such shares. With respect to Class C Shares, the authorized dealers generally are paid the ongoing commission and transaction fees of up to 0.75% of the average daily net assets of the Fund's Class C Shares annually commencing in the second year after purchase.


     In addition to reallowances or commissions described above, the Distributor may from time to time implement programs under which an authorized dealer's sales force may be eligible to win nominal awards for certain sales efforts or under which the Distributor will reallow to any authorized dealer that sponsors sales contests or recognition programs conforming to criteria established by the Distributor, or participates in sales programs sponsored by the Distributor, an amount not exceeding the total applicable sales charges on the sales generated by the authorized dealer at the public offering price during such programs. Other programs provide, among other things and subject to certain conditions, for certain favorable distribution arrangements for shares of the Fund. Also, the Distributor in its discretion may from time to time, pursuant to objective criteria established by the Distributor, pay fees to, and sponsor business seminars for, qualifying authorized dealers for certain services or activities which are primarily intended to result in sales of shares of the Fund. Fees may include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives for meetings or seminars of a business nature. In some instances additional compensation or promotional incentives may be offered to brokers, dealers or financial intermediaries that have sold or may sell significant amounts of shares during specified periods of time. The Distributor may provide additional compensation to Edward D. Jones & Co. or an affiliate thereof based on a combination of its sales of shares and increases in assets under management. All of the foregoing payments are made by the Distributor out of its own assets. Such fees paid for such services and activities with respect to the Fund will not exceed in the aggregate 1.25% of the average total daily net assets of the Fund on an annual basis. These programs will not change the price an investor will pay for shares or the amount that a Fund will receive from such sale.

     Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If banking firms were prohibited from acting in any capacity or providing any of the described services, the Distributor would consider what action, if any, would be appropriate. The Distributor does not believe that termination of a relationship with a bank would result in any material adverse consequences to the Fund. State securities laws regarding registration of banks and other financial institutions may differ from the interpretations of federal law expressed herein, and banks and other financial institutions may be required to register as dealers pursuant to certain state laws.

     The Fund has adopted a distribution plan (the "Distribution Plan") with respect to each class of its shares pursuant to Rule 12b-1 under the 1940 Act. The Fund also has adopted a service plan (the "Service Plan") with respect to each class of its shares. The Distribution Plan and the Service Plan sometimes are referred to herein as the "Plans". The Plans provide that the Fund may spend a portion of the Fund's average daily net assets attributable to each class of shares in connection with distribution of the respective class of shares and in connection with the provision of ongoing services to shareholders of such class, respectively. The Distribution Plan and the Service Plan are being implemented through an agreement (the "Distribution and Service Agreement") with the Distributor of each class of the Fund's shares, sub-agreements between the Distributor and members of the NASD who are acting as securities dealers and NASD members or eligible non-members who are acting as brokers or agents and similar agreements between the Fund and financial intermediaries who are acting as brokers (collectively, "Selling Agreements") that may provide for their customers or clients certain services or assistance, which may include, but not be limited to, processing purchase and redemption transactions, establishing and maintaining shareholder accounts regarding the Fund, and such other services as may be agreed to from time to time and as may be permitted by applicable statute, rule or regulation. Brokers, dealers and financial intermediaries that have entered into sub-agreements with the Distributor and sell shares of the Fund are referred to herein as "financial intermediaries."

     The Distributor must submit quarterly reports to the Board of Trustees of the Trust, of which the Fund is a series, setting forth separately by class of shares all amounts paid under the Distribution Plan and the purposes for which such expenditures were made, together with such other information as from time to time is reasonably requested by the Trustees. The Plans provide that they will continue in full force and effect from year to year so long as such continuance is specifically approved by a vote of the Trustees, and also by a vote of the disinterested Trustees, cast in person at a meeting called for the purpose of voting on the Plans. Each of the Plans may not be amended to increase materially the amount to be spent for the services described therein with respect to any class of shares without approval by a vote of a majority of the outstanding voting shares of such class, and all material amendments to either of the Plans must be approved by the Trustees and also by the disinterested Trustees. Each of the Plans may be terminated with respect to any class of shares at any time by a vote of a majority of the disinterested Trustees or by a vote of a majority of the outstanding voting shares of such class.


     The Plans generally provide for the Fund to reimburse the lesser of (i) the distribution and service fees at the rates specified in the prospectus or (ii) the amount of the Distributor's actual expenses incurred less any deferred sales charges it received. For Class A Shares, to the extent the Distributor is not fully reimbursed in a given year, there is no carryover of such unreimbursed amounts to succeeding years. For each of the Class B Shares and Class C Shares, to the extent the Distributor is not fully reimbursed in a given year, any unreimbursed expenses for such class will be carried forward and paid by the Fund in future years so long as such Plans are in effect. Except as mandated by applicable law, the Fund does not impose any limit with respect to the number of years into the future that such unreimbursed expenses may be carried forward (on a Fund level basis). Because such expenses are accounted on a Fund level basis, in periods of extreme net asset value fluctuation such amounts with respect to a particular Class B Share of Class C Share may be greater or less than the amount of the initial commission (including carrying cost) paid by the Distributor with respect to such share. In such circumstances, a shareholder of a share may be deemed to incur expenses attributable to other shareholders of such class. As of August 31, 1998, there were $10,797,725 and $727,870 of unreimbursed distribution-related expenses with respect to Class B Shares and Class C Shares, respectively, representing 5.45% and 2.36% of the Fund's net assets attributable to Class B Shares and Class C Shares, respectively. If the Plan were terminated or not continued, the Fund would not be contractually obligated to pay the Distributor for any expenses not previously reimbursed by the Fund or recovered through deferred sales charge.



     For the fiscal year ended August 31, 1998, the Fund's aggregate expenses under the Plans for Class A Shares were $1,173,737 or 0.23% of the Class A Shares' average daily net assets. Such expenses were paid to reimburse the Distributor for payments made to financial intermediaries for servicing Fund shareholders and for administering the Plans. For the fiscal year ended August 31, 1998, the Fund's aggregate expenses under the Class B Plan were $2,417,424 or 1.00% of the Class B Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments: $1,809,483 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class B Shares of the Fund and $607,941 for fees paid to financial intermediaries for servicing Class B shareholders and administering the Plans. For the fiscal year ended August 31, 1998, the Fund's aggregate expenses under the Plans for Class C Shares were $424,140 or 1.00% of the Class C Shares' average net assets. Such expenses were paid to reimburse the Distributor for the following payments; $261,806 for commissions and transaction fees paid to financial intermediaries in respect of sales of Class C Shares of the Fund and $162,334 for fees paid to financial intermediaries for servicing Class C shareholders and administering the Class C Plan.



     The Distributor has entered into agreements with (i) The Prudential Insurance Company of America ("Prudential") under which the Fund shall be offered pursuant to the PruArray Programs and (ii) Merrill Lynch ("Merrill") under which the Fund shall be offered pursuant to the Merrill Program. Trustees and other fiduciaries of retirement plans seeking to invest in multiple fund families through broker-dealer retirement plan alliance programs should contact Prudential or Merrill for further information concerning the PruArray and Merrill Programs including, but not limited to, minimum size and operational requirements.


TRANSFER AGENT


     The Fund's transfer agent is Van Kampen Investor Services Inc., PO Box 418256, Kansas City, MO 64141-9256. During the fiscal years ending August 31, 1996, 1997 and 1998, Investor Services received fees aggregating $1,197,009, $943,600, and $1,022,500 respectively for these services. Prior to 1998, these services were provided at cost plus a profit. Beginning in 1998, the transfer agency prices are determined through negotiations with the Fund's Board of Trustees and are based on competitive benchmarks.



PORTFOLIO TRANSACTIONS AND BROKERAGE ALLOCATION



     The Adviser is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of prices and any brokerage commissions on such transactions. While the Adviser will be primarily responsible for the placement of the Fund's portfolio business, the policies and practices in this regard will at all times be subject to review by the Trustees of the Fund.



     As most transactions made by the Fund are principal transactions at net prices, the Fund generally incurs little or no brokerage costs. The portfolio securities in which the Fund invests are normally purchased directly from the issuer or in the over-the-counter market from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers include a spread or markup to the dealer between the bid and asked price. Sales to dealers are effected at bid prices. The Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid, or may purchase and sell listed bonds on a exchange, which are effected through brokers who charge a commission for their services.



     The Adviser is responsible for placing portfolio transactions and does so in a manner deemed fair and reasonable to the Fund and not according to any formula. The primary consideration in all portfolio transactions is prompt execution of orders in an effective manner at the most favorable price. In selecting broker/dealers and in negotiating prices and any brokerage commissions on such transactions, the Adviser considers the firm's reliability, integrity and financial condition and the firm's execution capability, the size and breadth of the market for the security, the size of and difficulty in executing the order, and the best net price. There are many instances when, in the judgment of the Adviser, more than one firm can offer comparable execution services. In selecting among such firms, consideration may be given to those firms which supply research and other services in addition to execution services. The Adviser is authorized to pay higher commissions to brokerage firms that provide it with investment and research information than to firms which do not provide such services if the Adviser determines that such commissions are reasonable in relation to the overall services provided. No specific value can be assigned to such research services which are furnished without cost to the Adviser. Since statistical and other research information is only supplementary to the research efforts of the Adviser to the Fund and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to reduce its expenses materially. The investment advisory fee is not reduced as a result of the Adviser's receipt of such research services. Services provided may include (a) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (b) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (c) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement and custody). Research services furnished by firms through which the Fund effects its securities transactions may be used by the Adviser in servicing all of its advisory accounts; not all of such services may be used by the Adviser in connection with the Fund. The Adviser also may place portfolio transactions, to the extent permitted by law, with brokerage firms affiliated with the Fund, the Adviser or the Distributor and with brokerage firms participating in the distribution of the Fund's shares if it reasonably believes that the quality of execution and the commission are comparable to that available from other qualified firms. Similarly, to the extent permitted by law and subject to the same considerations on quality of execution and comparable commission rates, the Adviser may direct an executing broker to pay a portion or all of any commissions, concessions or discounts to a firm supplying research or other services or to a firm participating in the distribution of the Fund's shares.



     The Adviser may place portfolio transactions at or about the same time for other advisory accounts, including other investment companies. The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Fund and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities available to the Fund. In making such allocations among the Fund and other advisory accounts, the main factors considered by the Adviser are the respective sizes of the Fund and other advisory accounts, the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and opinions of the persons responsible for recommending the investment.



     Effective October 31, 1996, Morgan Stanley Group Inc. ("Morgan Stanley") became an affiliate of the Adviser. Effective May 31, 1997, Dean Witter Discover & Co. ("Dean Witter") became an affiliate of the Adviser. The Trustees have adopted certain policies incorporating the standards of Rule 17e-1 issued by the SEC under the 1940 Act which requires that the commissions paid to affiliates of the Fund must be reasonable and fair compared to the commissions, fees or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time. The rule and procedures also contain review requirements and require the Adviser to furnish reports to the Trustees and to maintain records in connection with such reviews. After consideration of all factors deemed relevant, the Trustees will consider from time to time whether the advisory fee for the Fund will be reduced by all or a portion of the brokerage commission given to affiliated brokers.

     The Fund paid the following commissions to all brokers and affiliated brokers during the periods shown:


Commissions Paid:


                                                                           AFFILIATED BROKERS
                                                                           ------------------
                                                                  ALL      MORGAN      DEAN
                                                                BROKERS    STANLEY    WITTER
                                                                -------    -------    ------
Commissions paid:
  Fiscal year 1996..........................................         0       N/A        N/A
  Fiscal year 1997..........................................    $1,625        --         --
  Fiscal year 1998..........................................    $1,000        --         --
                                                                ------
Fiscal year 1998 Percentages:
  Commissions with affiliate to total commissions...........                  --         --
  Value of brokerage transactions with affiliate to total
     transactions...........................................                  --         --



SHAREHOLDER SERVICES


     The Fund offers a number of shareholder services designed to facilitate investment in its shares at little or no extra cost to the investor. Below is a description of such services. The following information supplements the section in the Fund's Prospectus captioned "Shareholder Services."

INVESTMENT ACCOUNT

     Each shareholder has an investment account under which the investor's shares of the Fund are held by Investor Services, the Fund's transfer agent. Investor Services performs bookkeeping, data processing and administrative services related to the maintenance of shareholder accounts. Except as described in the Prospectus and this Statement of Additional Information, after each share transaction in an account, the shareholder receives a statement showing the activity in the account. Each shareholder who has an account in any of the Participating Funds will receive statements quarterly from Investor Services showing any reinvestments of dividends and capital gains distributions and any other activity in the account since the preceding statement. Such shareholders also will receive separate confirmations for each purchase or sale transaction other than reinvestment of dividends and capital gains distributions and systematic purchases or redemptions. Additions to an investment account may be made at any time by purchasing shares through authorized dealers or by mailing a check directly to Investor Services.

SHARE CERTIFICATES


     Generally, the Fund will not issue share certificates. However, upon written or telephone request to the Fund, a share certificate will be issued representing shares (with the exception of fractional shares) of the Fund. A shareholder will be required to surrender such certificates upon redemption thereof. In addition, if such certificates are lost the shareholder must write to Van Kampen Funds, c/o Investor Services, PO Box 418256, Kansas City, MO 64141-9256, requesting an "affidavit of loss" and obtain a Surety Bond in a form acceptable to Investor Services. On the date the letter is received, Investor Services will calculate a fee for replacing the lost certificate equal to no more than 2.00% of the net asset value of the issued shares, and bill the party to whom the replacement certificate was mailed.


RETIREMENT PLANS

     Eligible investors may establish individual retirement accounts ("IRAs"); SEP; 401(k) plans; Section 403(b)(7) plans in the case of employees of public school systems and certain non-profit organizations; or other pension or profit sharing plans. Documents and forms containing detailed information regarding these plans are available from the Distributor. Van Kampen Trust Company serves as custodian under the IRA, 403(b)(7) and Keogh plans. Details regarding fees, as well as full plan administration for profit sharing, pension and 401(k) plans, are available from the Distributor.

AUTOMATED CLEARING HOUSE ("ACH") DEPOSITS

     Holders of Class A Shares can use ACH to have redemption proceeds deposited electronically into their bank accounts. Redemptions transferred to a bank account via the ACH plan are available to be credited to the account on the second business day following normal payment. In order to utilize this option, the shareholder's bank must be a member of ACH. In addition, the shareholder must fill out the appropriate section of the account application. The shareholder must also include a voided check or deposit slip from the bank account into which redemptions are to be deposited together with the completed application. Once Investor Services has received the application and the voided check or deposit slip, such shareholder's designated bank account, following any redemption, will be credited with the proceeds of such redemption. Once enrolled in the ACH plan, a shareholder may terminate participation at any time by writing Investor Services.

DIVIDEND DIVERSIFICATION


     A shareholder may, upon written request or by completing the appropriate section of the application form accompanying the Prospectus or by calling (800) 341-2911 ((800) 421-2833 for the hearing impaired), elect to have all dividends and other distributions paid on a class of shares of the Fund invested into shares of the same class of any Participating Fund so long as the investor has a pre-existing account for such class of shares of the other fund. Both accounts must be of the same type, either non-retirement or retirement. If the accounts are retirement accounts, they must both be for the same class and of the same type of retirement plan (e.g. IRA, 403(b)(7), 401(k), Keogh) and for the benefit of the same individual. If a qualified, pre-existing account does not exist, the shareholder must establish a new account subject to minimum investment and other requirements of the fund into which distributions would be invested. Distributions are invested into the selected fund at its net asset value per share as of the payable date of the distribution.


SYSTEMATIC WITHDRAWAL PLAN


     Any investor whose shares in a single account total $10,000 or more at the offering price next computed after receipt of instructions may establish a monthly, quarterly, semi-annual or annual withdrawal plan. Any investor whose shares in a single account total $5,000 or more at the offering price next computed after receipt of instructions may establish a quarterly, semiannual or annual withdrawal plan. This plan provides for the orderly use of the entire account, not only the income but also the capital, if necessary. Each withdrawal constitutes a redemption of shares on which any capital gain or loss will be recognized. The planholder may arrange for monthly, quarterly, semi-annual or annual checks in any amount, not less than $25. Such a systematic withdrawal plan may also be maintained by an investor purchasing shares for a retirement plan established on a form made available by the Fund.



     Class B shareholders and Class C shareholders who establish a withdrawal plan may redeem up to 12% annually of the shareholder's initial account balance without incurring a contingent deferred sales charge. Initial account balance means the amount of the shareholder's investment at the time the election to participate in the plan is made.


     Under the plan, sufficient shares of the Fund are redeemed to provide the amount of the periodic withdrawal payment. Dividends and capital gains distributions on shares held under the plans are reinvested in additional shares at the next determined net asset value per share. If periodic withdrawals continuously exceed reinvested dividends and capital gains distributions, the shareholder's original investment will be correspondingly reduced and ultimately exhausted. Withdrawals made concurrently with the purchase of additional shares ordinarily will be disadvantageous to the shareholder because of the duplication of sales charges. Any gain or loss realized by the shareholder upon redemption of shares is a taxable event. The Fund reserves the right to amend or terminate the systematic withdrawal program on 30 days' notice to its shareholders.


REINSTATEMENT PRIVILEGE


     A Class A shareholder or Class B shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class A Shares of the Fund. A Class C shareholder who has redeemed shares of the Fund may reinstate any portion or all of the net proceeds of such redemption in Class C Shares of the Fund with credit given for any contingent deferred sales charge paid upon such redemption. Such reinstatement is made at the net asset value per share (without sales charge) next determined after the order is received, which must be within 180 days after the date of the redemption. Reinstatement at net asset value per share is also offered to participants in those eligible retirement plans held or administered by Van Kampen Trust Company for repayment of principal (and interest) on their borrowings on such plans.


REDEMPTION OF SHARES

     Redemptions are not made on days during which the Exchange is closed. The right of redemption may be suspended and the payment therefor may be postponed for more than seven days during any period when (a) the Exchange is closed for other than customary weekends or holidays; (b) trading on the Exchange is restricted; (c) an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (d) the SEC, by order, so permits.


     Additionally, if the Board of Trustees determines that payment wholly or partly in cash would be detrimental to the best interests of the remaining shareholders of the Fund, the Fund may pay the redemption proceeds in whole or in part by a distribution-in-kind of portfolio securities held by the Fund in lieu of cash in conformity with applicable rules of the SEC. Shareholders may incur brokerage charges upon the sale of portfolio securities so received in payment of redemptions.



CONTINGENT DEFERRED SALES CHARGE-CLASS A ("CDSC-CLASS A")


     For purposes of the CDSC-Class A, when shares of one fund are exchanged for shares of another fund, the purchase date for the shares of the fund exchanged into will be assumed to be the date on which shares were purchased in the fund from which the exchange was made. If the exchanged shares themselves are acquired through an exchange, the purchase date is assumed to carry over from the date of the original election to purchase shares subject to a CDSC-Class A rather than a front-end load sales charge. In determining whether a CDSC-Class A is payable, it is assumed that shares held the longest are the first to be redeemed.

WAIVER OF CLASS B AND CLASS C CONTINGENT DEFERRED SALES CHARGE
("CDSC-CLASS B AND C")


     As described in the Prospectus under "Redemption of Shares," redemptions of Class B Shares and Class C Shares will be subject to a contingent deferred sales charge. The CDSC-Class B and C is waived on redemptions of Class B Shares and Class C Shares in the circumstances described below:


     (a) Redemption Upon Death or Disability

     The Fund will waive the CDSC-Class B and C on redemptions following the death or disability of a Class B shareholder and Class C shareholder. An individual will be considered disabled for this purpose if he or she meets the definition thereof in Section 72(m)(7) of the Code, which in pertinent part defines a person as disabled if such person "is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long-continued and indefinite duration." While the Fund does not specifically adopt the balance of the Code's definition which pertains to furnishing the Secretary of Treasury with such proof as he or she may require, the Distributor will require satisfactory proof of death or disability before it determines to waive the CDSC-Class B and C.

     In cases of death or disability, the CDSC-Class B and C will be waived where the decedent or disabled person is either an individual shareholder or owns the shares as a joint tenant with right of survivorship or is the beneficial owner of a custodial or fiduciary account, and where the redemption is made within one year of the death or initial determination of disability. This waiver of the CDSC-Class B and C applies to a total or partial redemption, but only to redemptions of shares held at the time of the death or initial determination of disability.

     (b) Redemption in Connection with Certain Distributions from Retirement
Plans


     The Fund will waive the CDSC-Class B and C when a total or partial redemption is made in connection with certain distributions from retirement plans. The charge will be waived upon the tax-free rollover or transfer of assets to another retirement plan invested in one or more Participating Funds; in such event, as described below, the Fund will "tack" the period for which the original shares were held on to the holding period of the shares acquired in the transfer or rollover for purposes of determining what, if any, CDSC-Class B and C is applicable in the event that such acquired shares are redeemed following the transfer or rollover. The charge also will be waived on any redemption which results from the return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Code, the return of excess deferral amounts pursuant to Code
Section 401(k)(8) or 402(g)(2), or from the death or disability of the employee (see Code Section 72(m)(7) and 72(t)(2)(A)(ii)). In addition, the charge will be waived on any minimum distribution required to be distributed in accordance with Code Section 401(a)(9).



     The Fund does not intend to waive the CDSC-Class B and C for any distributions from IRAs or other retirement plans not specifically described above.


     (c) Redemption Pursuant to a Fund's Systematic Withdrawal Plan

     A shareholder may elect to participate in a systematic withdrawal plan ("Plan") with respect to the shareholder's investment in the Fund. Under the Plan, a dollar amount of a participating shareholder's investment in the Fund will be redeemed systematically by the Fund on a periodic basis, and the proceeds mailed to the shareholder. The amount to be redeemed and frequency of the systematic withdrawals will be specified by the shareholder upon his or her election to participate in the Plan. The CDSC-Class B and C will be waived on redemptions made under the Plan.

     The amount of the shareholder's investment in a Fund at the time the election to participate in the Plan is made with respect to the Fund is hereinafter referred to as the "initial account balance." The amount to be systematically redeemed from the Fund without the imposition of a CDSC-Class B and C may not exceed a maximum of 12% annually of the shareholder's initial account balance. The Fund reserves the right to change the terms and conditions of the Plan and the ability to offer the Plan.

     (d) No Initial Commission or Transaction Fee

     The Fund will waive the CDSC -- Class B and C in circumstances under which no commission or transaction fee is paid to authorized dealers at the time of purchases of shares.

     (e) Involuntary Redemptions of Shares

     The Fund reserves the right to redeem shareholder accounts with balances of less than a specified dollar amount as set forth in the Prospectus. Prior to such redemptions, shareholders will be notified in writing and allowed a specified period of time to purchase additional shares to bring the account up to the required minimum balance. The Fund will waive the CDSC-Class B and C upon such involuntary redemption.

     (f)Reinvestment of Redemption Proceeds

     A shareholder who has redeemed Class C Shares of a Fund may reinvest at net asset value, with credit for any CDSC-Class C paid on the redeemed shares, any portion or all of his or her redemption proceeds (plus that amount necessary to acquire a fractional share to round off his or her purchase to the nearest full share) in Class C Shares of the Fund, provided that the reinvestment is effected within 180 days after such redemption and the shareholder has not previously exercised this reinvestment privilege with respect to Class C Shares of the Fund. Shares acquired in this manner will be deemed to have the original cost and purchase date of the redeemed shares for purposes of applying the CDSC-Class C to subsequent redemptions.

     (g) Redemption by Adviser

     The Fund may waive the CDSC-Class B and C when a total or partial redemption is made by the Adviser with respect to its investments in the Fund.

TAXATION

     Federal Income Taxation. The Fund has elected and qualified, and intends to continue to qualify each year, to be treated as a regulated investment company under Subchapter M of the Code. To qualify as a regulated investment company, the Fund must comply with certain requirements of the Code relating to, among other things, the source of its income and diversification of its assets.

     If the Fund so qualifies and distributes each year to its shareholders at least 90% of its net investment income (including taxable income and net short-term capital gain, but not net capital gains, which are the excess of net long-term capital gains over net short-term capital losses), it will not be required to pay federal income taxes on any income distributed to shareholders. The Fund intends to distribute at least the minimum amount of net investment income necessary to satisfy the 90% distribution requirement. The Fund will not be subject to federal income tax on any net capital gains distributed to shareholders.

     In order to avoid a 4% excise tax, the Fund will be required to distribute, by December 31st of each year, at least an amount equal to the sum of (i) 98% of its ordinary income for such year and (ii) 98% of its capital gain net income (the latter of which generally is computed on the basis of the one-year period ending on October 31st of such year), plus any amounts that were not distributed in previous taxable years. For purposes of the excise tax, any ordinary income or capital gain net income retained by, and subject to federal income tax in the hands of, the Fund will be treated as having been distributed.

     If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its shareholders) and all distributions out of earnings and profits would be taxed to shareholders as ordinary income. To qualify again as a regulated investment company in a subsequent year, the Fund may be required to pay an interest charge on 50% of its earnings and profits attributable to non-regulated investment company years and would be required to distribute such earnings and profits to shareholders (less any interest charge). In addition, if the Fund failed to qualify as a regulated investment company for its first taxable year or, if immediately after qualifying as a regulated investment company for any taxable year, it failed to qualify for a period greater than one taxable year, the Fund would be required to recognize any net built-in gains (the excess of aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

     Some of the Fund's investment practices are subject to special provisions of the Code that, among other things, may defer the use of certain losses of the Fund and affect the holding period of the securities held by the Fund and the character of the gains or losses realized by the Fund. These provisions may also require the Fund to recognize income or gain without receiving cash with which to make distributions in amounts necessary to satisfy the 90% distribution requirement and the distribution requirements for avoiding income and excise taxes. The Fund will monitor its transactions and may make certain tax elections in order to mitigate the effect of these rules and prevent disqualification of the Fund as a regulated investment company.

     Investments of the Fund in securities issued at a discount or providing for deferred interest or payment of interest in kind are subject to special tax rules that will affect the amount, timing and character of distributions to shareholders. For example, with respect to securities issued at a discount, the Fund will be required to accrue as income each year a portion of the discount and to distribute such income each year in order to maintain its qualification as a regulated investment company and to avoid income and excise taxes. In order to generate sufficient cash to make distributions necessary to satisfy the 90% distribution requirement and to avoid income and excise taxes, the Fund may have to dispose of securities that it would otherwise have continued to hold.

     Distributions. Distributions of the Fund's net investment income are taxable to shareholders as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. Distributions of the Fund's net capital gains ("capital gain dividends"), if any, are taxable to shareholders as long-term capital gains regardless of the length of time shares of the Fund have been held by such shareholders. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming such shares are held as a capital asset). For a summary of the tax rates applicable to capital gains (including capital gain dividends), see "Capital Gains Rates" below. Tax-exempt shareholders not subject to federal income tax on their income generally will not be taxed on distributions from the Fund.

     Shareholders receiving distributions in the form of additional shares issued by the Fund will be treated for federal income tax purposes as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the distribution date. The basis of such shares will equal the fair market value on the distribution date.

     The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year. Fund distributions generally will not qualify for the dividends received deduction for corporations.

     Although dividends generally will be treated as distributed when paid, dividends declared in October, November or December, payable to shareholders of record on a specified date in such month and paid during January of the following year will be treated as having been distributed by the Fund and received by the shareholders on the December 31st prior to the date of payment. In addition, certain other distributions made after the close of a taxable year of the Fund may be "spilled back" and treated as paid by the Fund (except for purposes of the 4% excise tax) during such taxable year. In such case, shareholders will be treated as having received such dividends in the taxable year in which the distribution was actually made.

     Income from investments in foreign securities received by the Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions. Such taxes will not be deductible or creditable by shareholders. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

     Under Code Section 988, foreign currency gains or losses from certain forward contracts not traded in the interbank market as well as certain other gains or losses attributable to currency exchange rate fluctuations are typically treated as ordinary income or loss. Such income or loss may increase or decrease (or possibly eliminate) the Fund's income available for distribution. If, under the rules governing the tax treatment of foreign currency gains and losses, the Fund's income available for distribution is decreased or eliminated, all or a portion of the dividends declared by the Fund may be treated for federal income tax purposes as a return of capital or, in some circumstances, as capital gain. Generally, a shareholder's tax basis in Fund shares will be reduced to the extent that an amount distributed to such shareholder is treated as a return of capital.

     Sale of Shares. The sale of shares (including transfers in connection with a redemption or repurchase of shares) will be a taxable transaction for federal income tax purposes. Selling shareholders will generally recognize gain or loss in an amount equal to the difference between their adjusted tax basis in the shares and the amount received. If such shares are held as a capital asset, the gain or loss will be a capital gain or loss. For a summary of the tax rates applicable to capital gains, see "Capital Gains Rates" below. Any loss recognized upon a taxable disposition of shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received with respect to such shares. For purposes of determining whether shares have been held for six months or less, the holding period is suspended for any periods during which the shareholder's risk of loss is diminished as a result of holding one or more other positions in substantially similar or related property or through certain options or short sales.

     Capital Gains Rates. The maximum tax rate applicable to net capital gains recognized by individuals and other non-corporate taxpayers is (i) the same as the maximum ordinary income tax rate for capital assets held for one year or less or (ii) 20% for capital assets held for more than one year. A special 28% tax rate may apply to a portion of the capital gain dividends paid by the Fund with respect to its taxable year ended August 31, 1998. The maximum long-term capital gains rate for corporations is 35%.

     Non-U.S. Shareholders. A shareholder who is not (i) a citizen or resident of the United States, (ii) a corporation or partnership created or organized under the laws of the United States or any state thereof, (iii) an estate, the income of which is subject to United States federal income taxation regardless of its source or (iv) a trust whose administration is subject to the primary supervision of a United States court and which has one or more United States fiduciaries who have the authority to control all substantial decisions of the trust (a "Non-U.S. Shareholder") generally will be subject to withholding of United States federal income tax at a 30% rate (or lower applicable treaty rate) on dividends from the Fund (other than capital gain dividends) that are not "effectively connected" with a United States trade or business carried on by such shareholder. Accordingly, investment in the Fund is likely to be appropriate for a Non-U.S. Shareholder only if such person can utilize a foreign tax credit or corresponding tax benefit in respect of such United States withholding tax.

     Non-effectively connected capital gain dividends and gains realized from the sale of shares will not be subject to United States federal income tax in the case of (i) a Non-U.S. Shareholder that is a corporation and (ii) a Non-U.S. Shareholder that is not present in the United States for more than 182 days during the taxable year (assuming that certain other conditions are met). However, certain Non-U.S. Shareholders may nonetheless be subject to backup withholding on capital gain dividends and gross proceeds paid to them upon the sale of their shares. See "Backup Withholding" below.

     If income from the Fund or gains realized from the sale of shares is effectively connected with a Non-U.S. Shareholder's United States trade or business, then such amounts will be subject to United States federal income tax at the tax rates applicable to United States citizens or domestic corporations. Non-U.S. Shareholders that are corporations may also be subject to an additional "branch profits tax" with respect to income from the Fund that is effectively connected with a United States trade or business.

     The United States Treasury Department recently issued Treasury regulations generally effective for payments made after December 31, 1999 concerning the withholding of tax and reporting for certain amounts paid to nonresident alien individuals and foreign corporations (the "Final Withholding Regulations"). Among other things, the Final Withholding Regulations may require Non-U.S. Shareholders to furnish new certification of their foreign status after December 31, 1999. Prospective investors should consult their tax advisors concerning the applicability and effect of the Final Withholding Regulations on an investment in shares.

     The tax consequences to a Non-U.S. Shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described in this section. Non-U.S. Shareholders may be required to provide appropriate documentation to establish their entitlement to the benefits of such a treaty. Foreign investors are advised to consult their tax advisers with respect to the tax implications of purchasing, holding and disposing of shares.

     Backup Withholding. The Fund may be required to withhold federal income tax at a rate of 31% ("backup withholding") from dividends and redemption proceeds paid to non-corporate shareholders. This tax may be withheld from dividends if
(i) the shareholder fails to furnish the Fund with its correct taxpayer identification number, (ii) the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect or (iii) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above.

     The Fund must report annually to the IRS and to each Non-U.S. Shareholder the amount of dividends paid to such shareholder and the amount, if any, of tax withheld pursuant the backup withholding rules with respect to such dividends. This information may also be made available to the tax authorities in the Non-U.S. Shareholder's country of residence.

     Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules from payments made to a Shareholder may be refunded or credited against such shareholder's United States federal income tax liability, if any, provided that the required information is furnished to the IRS.

     General. The federal income tax discussion set forth above is for general information only. Prospective investors should consult their advisors regarding the specific federal tax consequences of purchasing, holding and disposing of shares, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

FUND PERFORMANCE

     From time to time the Fund may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one year, five year and ten year periods. Other total return quotations, aggregate or average, over other time periods may also be included.


     The total return of the Fund for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the Fund from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; the calculation assumes the initial investment is made at the current maximum public offering price (which includes a maximum sales charge of 4.75% for Class A Shares); that all income dividends or capital gains distributions during the period are reinvested in Fund shares at net asset value; and that any applicable contingent deferred sales charge has been paid. The Fund's total return will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and unrealized net capital gains or losses during the period. Since Class A Shares of the Fund were offered at a maximum sales charge of 6.75% prior to June 12, 1989, actual Fund total return would have been somewhat less than that computed on the basis of the current maximum sales charge. Total return is based on historical earnings and asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the Fund or to reflect the fact no 12b-1 fees were incurred prior to October 1, 1989.


     Average annual total return quotations for periods of two or more years are computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value.


     The Fund may, in supplemental sales literature, advertise non-standardized total return figures representing the cumulative, non-annualized total return of each class of shares of the Fund from a given date to a subsequent given date. Cumulative non-standardized total return is calculated by measuring the value of an initial investment in a given class of shares of the Fund at a given time, deducting the maximum initial sales charge, if any, determining the value of all subsequent reinvested distributions, and dividing the net change in the value of the investment as of the end of the period by the amount of the initial investment and expressing the result as a percentage. Non-standardized total return will be calculated separately for each class of shares.



     Non-standardized total return calculations do not reflect the imposition of a contingent deferred sales charge, and if any such contingent deferred sales charge with respect to the contingent deferred sales charge imposed at the time of redemption were reflected, it would reduce the performance quoted.


     In addition to total return information, the Fund may also advertise its current "yield." Yield figures are based on historical earnings and are not intended to indicate future performance. Yield is determined by analyzing the Fund's net income per share for a 30-day (or one-month) period (which period will be stated in the advertisement), and dividing by the maximum offering price per share on the last day of the period. A "bond equivalent" annualization method is used to reflect a semiannual compounding.

     For purposes of calculating yield quotations, net income is determined by a standard formula prescribed by the SEC to facilitate comparison with yields quoted by other investment companies. Net income computed for this formula differs from net income reported by the Fund in accordance with generally accepted accounting principles and from net income computed for federal income tax reporting purposes. Thus the yield computed for a period may be greater or less than the Fund's then current dividend rate.

     The Fund's yield is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.

     Yield quotations should be considered relative to changes in the net asset value of the Fund's shares, the Fund's investment policies, and the risks of investing in shares of the Fund. For example, the high yields of lower grade bonds in which the Fund invests reflect the risk that the value of the bonds may be impaired in a financial restructuring or default by the issuer. The investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.


     Yield and total return are calculated separately for Class A Shares, Class B Shares and Class C Shares. Class A Shares total return figures include the maximum sales charge of 4.75%; Class B Shares and Class C Shares total return figures include any applicable contingent deferred sales charge. Because of the differences in sales charges and distribution fees, the total returns for each of the classes will differ.


     From time to time, the Fund may include in its sales literature and shareholder reports a quotation of the current "distribution rate" for each class of shares of the Fund. Distribution rate is a measure of the level of income and short-term capital gain dividends, if any, distributed for a specified period. Distribution rate differs from yield, which is a measure of the income actually earned by the Fund's investments, and from total return which is a measure of the income actually earned by the Fund's investments plus the effect of any realized and unrealized appreciation or depreciation of such investments during a stated period. Distribution rate is, therefore, not intended to be a complete measure of the Fund's performance. Distribution rate may sometimes be greater than yield since, for instance, it may not include the effect of amortization of bond premiums, and may include non-recurring short-term capital gains and premiums from futures transactions engaged in by the Fund. Distribution rates will be computed separately for each class of the Fund's shares.


     From time to time marketing materials may provide a portfolio manager update, an adviser update or discuss general economic conditions and outlooks. The Fund's marketing materials may also show the Fund's asset class diversification, top five sectors, ten largest holdings and other Fund asset structures, such as duration, maturity, coupon, NAV, rating breakdown, AMT exposure and number of issues in the portfolio. Materials may also mention how the Distributor believes the Fund compares relative to other Van Kampen funds. Materials may also discuss the Dalbar Financial Services study from 1984 to 1994 which studied investor cash flow into and out of all types of mutual funds. The ten year study found that investors who bought mutual fund shares and held such shares outperformed investors who bought and sold. The Dalbar study conclusions were consistent regardless of if shareholders purchased their funds in direct or sales force distribution channels. The study showed that investors working with a professional representative have tended over time to earn higher returns than those who invested directly. The Fund will also be marketed on the internet.



     In reports or other communications to shareholders or in advertising material, the Fund may compare its performance with that of other mutual funds as listed in the rankings or ratings prepared by Lipper Analytical Services, Inc., CDA, Morningstar Mutual Funds or similar independent services which monitor the performance of mutual funds with the Consumer Price Index, Salomon Brothers Corporate Bond Index, Shearson Lehman Corporate Bond Index, Merrill Lynch Corporate Master Index, Merrill Lynch Corporate and Government Index, Bloomberg Financial Markets Indices, other appropriate indices of investment securities, or with investment or savings vehicles. The performance information may also include evaluations of the Fund published by nationally recognized ranking services and by nationally recognized financial publications. Such comparative performance information will be stated in the same terms in which the comparative data or indices are stated. Such advertisements and sales material may also include a yield quotation as of a current period. In each case, such total return and yield information, if any, will be calculated pursuant to rules established by the SEC and will be computed separately for each class of the Fund's shares. For these purposes, the performance of the Fund, as well as the performance of other mutual funds or indices, do not reflect sales charges, the inclusion of which would reduce the Fund's performance. The Fund will include performance data for each class of shares of the Fund in any advertisement or information including performance data of the Fund.

     The Fund may also utilize performance information in hypothetical illustrations provided in narrative form. These hypotheticals will be accompanied by standard performance information required by the SEC as described above.

     The Fund's Annual Report and Semi-Annual Report contain additional performance information. A copy of the Annual Report or Semi-Annual Report may be obtained without charge by calling or writing the Fund at the telephone number and address printed on the back cover of the Prospectus.


     The Fund's average annual total return, assuming payment of the maximum sales charge, for Class A Shares of the Fund for (i) the one year period ended August 31, 1998 was -3.22%, (ii) the five year period ended August 31, 1998 was 7.13% and (iii) the ten year period ended August 31, 1998 was 7.20%. The Fund's average annual total return, assuming payment of the maximum sales charge, Class B Shares of the Fund for (i) the one year period ended August 31, 1998 was -2.93%, (ii) the five year period ended August 31, 1998 was 7.09% and (iii) the six year, two month period since July 2, 1992, the commencement of distribution for Class B Shares of the Fund, through August 31, 1998 was 8.73%. The average annual total return, assuming payment of the maximum sales charge, for Class C Shares of the Fund for (i) the one year period ended August 31, 1998 was 0.01%; and (ii) the five year period ended August 31, 1998 was 7.33%; and (iii) the five year, 1 1/2 month period since July 6, 1993, the commencement of distribution for Class C Shares of the Fund, through August 31, 1998 was 7.34%. These results are based on historical earnings and asset value fluctuations and are not intended to indicate future performance. Such information should be considered in light of the Fund's investment objectives and policies as well as the risks incurred in the Fund's investment practices.



     The annualized current yield for Class A Shares, Class B Shares and Class C Shares of the Fund for the 30-day period ending August 31, 1998 was 8.15%, 7.68% and 7.72%, respectively. The yield for Class A Shares, Class B Shares and Class C Shares is not fixed and will fluctuate in response to prevailing interest rates and the market value of portfolio securities, and as a function of the type of securities owned by the Fund, portfolio maturity and the Fund's expenses.


     Yield and total return are computed separately for Class A Shares, Class B Shares and Class C Shares.

     The Fund may, from time to time: (1) illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans; (2) illustrate in graph or chart form, or otherwise, the benefits of dollar cost averaging by comparing investments made pursuant to a systematic investment plan to investments made in a rising market; and (3) in reports or other communications to shareholders or in advertising material, illustrate the benefits of compounding at various assumed rates of return. Such illustrations may be in the form of charts or graphs and will not be based on historical returns experienced by the Fund.

OTHER INFORMATION

CUSTODY OF ASSETS -- All securities owned by the Fund and all cash, including proceeds from the sale of shares of the Fund and of securities in the Fund's investment portfolio, are held by State Street Bank and Trust Company, 225 West Franklin Street, Boston, Massachusetts 02110, as Custodian.

SHAREHOLDER REPORTS -- Semiannual statements are furnished to shareholders, and annually such statements are audited by the independent accountants.

INDEPENDENT ACCOUNTANTS -- PricewaterhouseCoopers LLP, 200 East Randolph Drive, Chicago, Illinois 60601, the independent accountants for the Fund, performs an annual audit of the Fund's financial statements.


LEGAL COUNSEL -- Counsel to the Fund is Skadden, Arps, State, Meagher & Flom (Illinois).

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Trustees of

Van Kampen High Income Corporate Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Van Kampen High Income Corporate Bond Fund (the "Fund") at August 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICEWATERHOUSECOOPERS LLP

Chicago, Illinois

October 2, 1998

                            PORTFOLIO OF INVESTMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          CORPORATE OBLIGATIONS  92.4%
          CONSUMER DISTRIBUTION  6.2%
$ 4,250   Big 5 Corp.....................................   10.875%  11/15/07  $  4,271,250
  9,000   CHS Electronics, Inc. .........................    9.875   04/15/05     8,100,000
  2,000   Community Distributors, Inc....................   10.250   10/15/04     1,960,000
 12,700   Del Monte Foods Co., 144A -- Private
          Placement (a) (b).............................. 0/12.500   12/15/07     8,128,000
  4,000   Duane Reade, Inc...............................    9.250   02/15/08     3,880,000
  3,200   Iron Age Corp., 144A -- Private Placement
          (b)............................................    9.875   05/01/08     2,960,000
  7,000   Musicland Group, Inc...........................    9.875   03/15/08     6,720,000
  3,492   Pantry, Inc....................................   12.500   11/15/00     3,675,330
  4,750   Pantry, Inc....................................   10.250   10/15/07     4,655,000
  3,735   Pathmark Stores, Inc...........................   12.625   06/15/02     3,492,224
  6,000   Pathmark Stores, Inc. (a)...................... 0/10.750   11/01/03     4,110,000
                                                                               ------------
                                                                                 51,951,804
                                                                               ------------
          CONSUMER DURABLES  5.1%
  8,900   Aetna Industries, Inc..........................   11.875   10/01/06     9,256,000
  7,000   Derby Cycle Corp., 144A -- Private Placement
          (b)............................................   10.000   05/15/08     6,090,000
  8,000   MCII Holdings USA, Inc. (Mexico) (a)........... 0/12.000   11/15/02     7,120,000
  2,500   Sealy Mattress Co., Ser B (a).................. 0/10.875   12/15/07     1,562,500
  7,500   Talon Automotive Group, Inc., 144A -- Private
          Placement (b)..................................    9.625   05/01/08     7,125,000
  2,565   Venture Holdings, Inc. ........................    9.750   04/01/04     2,411,100
  3,575   Venture Holdings, Inc. ........................    9.500   07/01/05     3,396,250
  6,000   Webb (Del E.) Corp.............................    9.375   05/01/09     5,625,000
                                                                               ------------
                                                                                 42,585,850
                                                                               ------------
          CONSUMER NON-DURABLES  3.5%
  6,000   Cluett American Corp., 144A -- Private
          Placement (b)..................................   10.125   05/15/08     5,460,000
  8,900   Consoltex Group, Inc. (Canada).................   11.000   10/01/03     9,278,250
  4,500   Curtice Burns Foods, Inc.......................   12.250   02/01/05     5,040,000
  3,000   Decora Industries, Inc., 144A -- Private
          Placement (b)..................................   11.000   05/01/05     2,820,000
  1,800   French Fragrances, Inc.........................   10.375   05/15/07     1,854,000
  5,000   French Fragrances, Inc., Ser D.................   10.375   05/15/07     5,150,000
                                                                               ------------
                                                                                 29,602,250
                                                                               ------------
          CONSUMER SERVICES  20.6%
  4,000   Argosy Gaming Co. .............................   13.250   06/01/04     4,280,000
  9,750   Booth Creek Ski Holdings, Inc., Ser B..........   12.500   03/15/07     9,798,750
 10,020   Capstar Broadcasting Partners (a).............. 0/12.750   02/01/09     7,565,100
  4,610   Casino America, Inc. ..........................   12.500   08/01/03     4,840,500
  6,900   Casino Magic Louisiana Corp., Ser B............   13.000   08/15/03     7,624,500

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
$ 5,500   Citadel Broadcasting Co., Ser B................   10.250%  07/01/07  $  5,885,000
  7,500   Diamond Cable Co. (United Kingdom) (a)......... 0/13.250   09/30/04     7,200,000
  5,980   Echostar Communications Corp. (a).............. 0/12.875   06/01/04     5,681,000
  5,250   FrontierVision Holding L.P. (a)................ 0/11.875   09/15/07     4,200,000
  4,500   Globo Communicacoes Participation, 144A --
          Private Placement (Brazil) (b).................   10.625   12/05/08     2,835,000
  3,500   Gray Communications Systems, Inc. .............   10.625   10/01/06     3,710,000
  2,000   Grupo Televisa Corp. (Mexico)..................   11.875   05/15/06     1,785,000
  6,500   Grupo Televisa Corp. (Mexico)..................        *   05/15/08     4,387,500
  5,796   Helicon Group L.P. (Variable Rate Coupon)......   11.000   11/01/03     6,129,270
  6,600   Hollywood Casino, Inc..........................   12.750   11/01/03     7,095,000
  3,500   Hollywood Theaters, Inc........................   10.625   08/01/07     3,325,000
  6,750   Horseshoe Gaming L.L.C., Ser B.................    9.375   06/15/07     6,918,750
  7,000   IHF Holdings, Inc., Ser B (a).................. 0/15.000   11/15/04     3,500,000
  2,500   Interep National Radio Sales, Inc.,
          144A -- Private Placement (b)..................   10.000   07/01/08     2,400,000
  1,750   International Cabletel, Inc. (a)............... 0/12.750   04/15/05     1,487,500
  5,500   International Cabletel, Inc. (a)............... 0/11.500   02/01/06     4,180,000
  3,000   Louisiana Casino Cruises, Inc..................   11.500   12/01/98     3,007,500
  4,500   Louisiana Petite Academy, Inc., 144A -- Private
          Placement (b)..................................   10.000   05/15/08     4,320,000
  9,750   Majestic Star Casino L.L.C. ...................   12.750   05/15/03    10,383,750
  7,500   Multicanal Participacoes, Ser B (Brazil).......   12.625   06/18/04     5,400,000
  9,300   Northland Cable Television, Inc................   10.250   11/15/07     9,811,500
  3,000   Park N View, Inc., 144A -- Private Placement
          (b)............................................   13.000   05/15/08     2,430,000
  7,400   Premier Parks, Inc. (a)........................ 0/10.000   04/01/08     4,514,000
  7,000   Radio Unica Corp., 144A -- Private Placement
          (a) (b)........................................ 0/11.750   08/01/06     4,060,000
  1,960   SFX Broadcasting, Inc..........................   10.750   05/15/06     2,121,700
  6,000   Silver Cinemas International, Inc.,
          144A -- Private Placement (b)..................   10.500   04/15/05     5,700,000
  7,000   Splitrock Services, Inc., 144A -- Private
          Placement (b)..................................   11.750   07/15/08     6,615,000
  4,000   Telewest PLC (United Kingdom) (a).............. 0/11.000   10/01/07     3,120,000

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          CONSUMER SERVICES (CONTINUED)
$ 5,000   UIH Australia/Pacific, Inc., Ser B (a)......... 0/14.000%  05/15/06  $  2,150,000
  8,500   United International Holdings, Inc. (a)........ 0/10.750   02/15/08     4,080,000
                                                                               ------------
                                                                                172,541,320
                                                                               ------------
          ENERGY  4.2%
  4,000   Chiles Offshore L.L.C. Corp., 144A -- Private
          Placement (b)..................................   10.000   05/01/08     3,400,000
  8,500   Hurricane Hydrocarbons Ltd., 144A -- Private
          Placement (Canada) (b).........................   11.750   11/01/04     4,335,000
  5,750   Hydrochem Industrial Services, Inc., Ser B.....   10.375   08/01/07     5,491,250
  5,500   KCS Energy, Inc................................   11.000   01/15/03     5,582,500
  5,236   Kelley Oil & Gas Partners Ltd..................    7.875   12/15/99     5,026,560
  1,800   Moll Industries, Inc., 144A -- Private
          Placement (b)..................................   10.500   07/01/08     1,674,000
  4,600   Pacalta Resources Ltd., Ser B (Canada).........   10.750   06/15/04     4,278,000
  2,750   Panaco, Inc. ..................................   10.625   10/01/04     2,337,500
  2,766   Petroleum Heat & Power, Inc....................   12.250   02/01/05     2,821,320
                                                                               ------------
                                                                                 34,946,130
                                                                               ------------
          FINANCE  2.6%
  4,750   Americo Life, Inc., 144A -- Private Placement
          (b)............................................    9.250   06/01/05     4,892,500
  8,750   Americredit Corp. .............................    9.250   02/01/04     8,443,750
  6,000   Chatwins Group, Inc. (Variable Rate Coupon)....   13.000   05/01/03     6,390,000
  2,250   Superior National Capital Trust 1..............   10.750   12/01/17     2,160,000
                                                                               ------------
                                                                                 21,886,250
                                                                               ------------
          HEALTHCARE  2.3%
  4,000   Alliance Imaging, Inc..........................    9.625   12/15/05     3,880,000
  9,000   Mariner Post Acute Network, Inc. (a)........... 0/10.500   11/01/07     5,130,000
  2,380   Maxxim Medical, Inc., 144A -- Private Placement
          (b)............................................   10.500   08/01/06     2,510,900
  3,000   Mediq, Inc., 144A -- Private Placement (b).....   11.000   06/01/08     2,880,000
  4,950   Oxford Health Plans, Inc., 144A -- Private
          Placement (b)..................................   11.000   05/15/05     4,009,500
  1,150   Vencor, Inc....................................    9.875   05/01/05       828,000
                                                                               ------------
                                                                                 19,238,400
                                                                               ------------
          PRODUCER MANUFACTURING  7.9%
  3,000   American Architectural Products Corp...........   11.750   12/01/07     2,850,000
  4,000   Anthony Crane, 144A -- Private Placement (b)...   10.375   08/01/08     3,720,000
  9,750   Carpenter W R North America, Inc...............   10.625   06/15/07     9,701,250
  3,500   Communications Instrument, Inc.................   10.000   09/15/04     3,307,500
  1,800   Compass Aerospace Corp., 144A -- Private
          Placement (b)..................................   10.125   04/15/05     1,746,000
  4,500   Eagle-Picher Industries, Inc...................    9.375   03/01/08     4,230,000
  4,000   Grove Worldwide L.L.C., 144A -- Private
          Placement (b)..................................    9.250   05/01/08     3,640,000

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          PRODUCER MANUFACTURING (CONTINUED)
$ 4,950   GS Technologies Operating, Inc.................   12.000%  09/01/04  $  4,937,625
  8,000   IMO Industries, Inc. ..........................   11.750   05/01/06     8,880,000
  1,750   Interlake Corp.................................   12.000   11/15/01     1,872,500
  7,000   Interlake Corp.................................   12.125   03/01/02     7,210,000
  3,500   International Knife & Saw, Inc.,
          144A -- Private Placement (b)..................   11.375   11/15/06     3,535,000
  2,000   Numatics, Inc..................................    9.625   04/01/08     1,870,000
  3,500   Outboard Marine Corp., 144A -- Private
          Placement (b)..................................   10.750   06/01/08     3,377,500
  6,750   Waxman Industries, Inc., Ser B (a)............. 0/12.750   06/01/04     5,670,000
                                                                               ------------
                                                                                 66,547,375
                                                                               ------------
          RAW MATERIALS/PROCESSING INDUSTRIES  11.5%
  2,175   Acetex Corp. (Canada)..........................    9.750   10/01/03     2,131,500
  5,000   AEP Industries, Inc............................    9.875   11/15/07     4,800,000
  6,000   Anchor Lamina, Inc. (Canada)...................    9.875   02/01/08     5,250,000
  4,540   Aracruz Celulose S.A., 144A -- Private
          Placement (Brazil) (b).........................   10.375   01/31/02     4,040,600
  1,500   Brand Scaffold Services Holding, Inc., 144A --
          Private Placement (b)..........................   10.250   02/15/08     1,365,000
  4,500   Doe Run Resources Corp., 144A -- Private
          Placement (b)..................................   11.250   03/15/05     3,870,000
  2,750   Galey & Lord, Inc..............................    9.125   03/01/08     2,337,500
  5,850   Insilco Corp. .................................   10.250   08/15/07     5,850,000
  4,125   Kevco, Inc. ...................................   10.875   12/01/07     3,960,000
  6,000   Outsourcing Services Group, 144A -- Private
          Placement (b)..................................   10.875   03/01/06     5,940,000
  5,054   Pioneer Americas Acquisition Corp..............    9.250   06/15/07     4,295,900
 10,025   Printpack, Inc.................................   10.625   08/15/06    10,325,750
  3,250   Radnor Holdings, Inc., Ser B...................   10.000   12/01/03     3,266,250
  5,000   Renco Steel Holdings, Inc. ....................   10.875   02/01/05     4,750,000
  9,000   Satelites Mexicanos S.A., 144A -- Private
          Placement (Mexico) (b).........................   10.125   11/01/04     7,290,000
  5,250   Scovill Fasteners, Inc.........................   11.250   11/30/07     4,882,500
  3,500   Tekni-Plex, Inc................................    9.250   03/01/08     3,342,500
  6,000   Universal Compression Holdings, Inc., 144A --
          Private Placement (a) (b)......................  0/9.875   02/15/08     3,510,000
  1,000   Universal Compression Holdings, Inc.,
          144A -- Private Placement (a) (b).............. 0/11.375   02/15/09       565,000
  9,000   Viacap S.A., 144A -- Private Placement
          (Mexico) (b)...................................   11.375   05/15/07     6,210,000
  4,550   WHX Corp. .....................................   10.500   04/15/05     4,140,500
  6,250   Young America Corp., 144A -- Private Placement
          (b)............................................   11.625   02/15/06     4,531,250
                                                                               ------------
                                                                                 96,654,250
                                                                               ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          TECHNOLOGY  3.6%
$ 5,500   Advanced Micro Devices, Inc....................   11.000%  08/01/03  $  5,390,000
  6,000   DecisionOne Holdings Corp. ....................    9.750   08/01/07     4,950,000
  3,000   DecisionOne Holdings Corp. (a)................. 0/11.500   08/01/08     1,560,000
  8,050   Dictaphone Corp. ..............................   11.750   08/01/05     7,889,000
  3,250   Esprit Telecom Group PLC (United Kingdom)......   11.500   12/15/07     3,185,000
  7,290   Intermedia Communications, Inc.................    8.600   06/01/08     6,907,275
                                                                               ------------
                                                                                 29,881,275
                                                                               ------------
          TRANSPORTATION  6.0%
  3,500   Alpha Shipping PLC, Ser A, 144A -- Private
          Placement Ser A (United Kingdom) (b)...........    9.500   02/15/08     2,922,500
  4,000   American Commercial Lines L.L.C.,
          144A -- Private Placement (b)..................   10.250   06/30/08     3,880,000
  7,500   Atlas Air, Inc.................................   10.750   08/01/05     7,387,500
  1,800   Atlas Air, Inc., 144A -- Private Placement
          (b)............................................    9.250   04/15/08     1,683,000
  2,700   Cenargo International Ltd., 144A -- Private
          Placement (b)..................................    9.750   06/15/08     2,308,500
  7,250   Greyhound Lines, Inc...........................   11.500   04/15/07     7,793,750
  4,250   Moran Transport Co.............................   11.750   07/15/04     4,600,625
  5,950   MRS Logistica S.A., Ser B, 144A -- Private
          Placement (Brazil) (b).........................   10.625   08/15/05     3,986,500
  6,250   Pegasus Shipping Hellas Ltd., Ser A............   11.875   11/15/04     6,156,250
  2,750   Sea Containers Ltd., Ser B (Bermuda)...........   12.500   12/01/04     2,976,875
  4,500   Stena AB (Sweden)..............................   10.500   12/15/05     4,747,500
  1,800   Trans World Airlines, Inc. ....................   11.500   12/15/04     1,836,000
                                                                               ------------
                                                                                 50,279,000
                                                                               ------------
          UTILITIES  18.9%
  5,500   American Cellular Corp., 144A -- Private
          Placement (b)..................................   10.500   05/15/08     5,060,000
  6,250   Cathay International Ltd., 144A -- Private
          Placement (Japan) (b)..........................   13.000   04/15/08     3,593,750
  6,750   Clearnet Communications, Inc. (Canada) (a)..... 0/14.750   12/15/05     5,366,250
  5,500   Compania De Transporte Energia, 144A -- Private
          Placement (Argentina) (b)......................    9.250   04/01/08     4,180,000
  7,700   Crown Castle International Corp. (a)........... 0/10.625   11/15/07     4,774,000
  7,000   Crown Century Petroleum, Inc...................   10.875   02/01/05     7,105,000
  6,000   CTI Holdings, 144A -- Private Placement (a)
          (b)............................................ 0/11.500   04/15/08     2,580,000
  5,500   E Spire Communications, Inc (a)................ 0/12.750   04/01/06     3,795,000
  4,500   E Spire Communications, Inc. (a)............... 0/13.000   11/01/05     3,318,750
  4,300   E Spire Communications, Inc....................   13.750   07/15/07     4,611,750

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 1,750   Esprit Telecom Group PLC, 144A -- Private
          Placement (United Kingdom) (b).................   10.875%  06/15/08  $  1,662,500
    568   GST Telecommunications, Inc., 144A -- Private
          Placement (Canada) (a) (b)..................... 0/13.875   12/15/05       465,760
  2,950   ICG Holdings, Inc. (a)......................... 0/13.500   09/15/05     2,360,000
  7,000   KMC Telecommunications Holdings, Inc. (a)...... 0/12.500   02/15/08     3,780,000
  4,000   Level 3 Communications, Inc....................    9.125   05/01/08     3,560,000
  1,500   McLeodusa, Inc. (a)............................ 0/10.500   03/01/07     1,050,000
  9,250   Metronet Communications Corp. (Canada).........   12.000   08/15/07    10,313,750
  1,500   Metronet Communications Corp. (Canada) (a)..... 0/10.750   11/01/07       885,000
  5,000   Metronet Communications Corp., 144A -- Private
          Placement (Canada) (a) (b).....................  0/9.950   06/15/08     2,650,000
  9,510   Microcell Telecommunications, Ser B (a)........ 0/14.000   06/01/06     6,680,775
  9,000   Millicom International Cellular S.A.
          (Luxembourg) (a)............................... 0/13.500   06/01/06     6,165,000
  3,600   MJD Communications, Inc., 144A -- Private
          Placement (b)..................................    9.500   05/01/08     3,600,000
  9,250   Netia Holdings, Inc., Ser B
          (Netherlands) (a).............................. 0/11.250   11/01/07     5,365,000
  4,500   NTL, Inc., 144A -- Private Placement (a) (b)...  0/9.750   04/01/08     2,475,000
  3,000   Optel, Inc., 144A -- Private Placement (b).....   11.500   07/01/08     2,940,000
  3,275   Optel, Inc., Ser B, 144A -- Private Placement
          (b)............................................   13.000   02/15/05     3,340,500
  4,500   Pegasus Communications Corp. ..................    9.625   10/15/05     4,410,000
  7,700   Pinnacle Holdings, Inc. (a).................... 0/10.000   03/15/08     4,119,500
  2,250   Price Communication Cellular...................   11.250   08/15/08     2,030,625
  4,450   Price Communications Wireless..................   11.750   07/15/07     4,717,000
  6,500   Price Communications Wireless, 144A -- Private
          Placement (b)..................................    9.125   12/15/06     6,061,250
  6,400   Primus Telecommunications Group, Inc. .........   11.750   08/01/04     6,240,000
  4,500   Primus Telecommunications Group, Inc. .........    9.875   05/15/08     4,162,500
  2,800   Psinet, Inc....................................   10.000   02/15/05     2,660,000
  6,300   Rural Cellular, 144A -- Private Placement
          (b)............................................    9.625   05/15/08     5,859,000
  4,250   SBA Communications Corp., 144A -- Private
          Placement (a) (b).............................. 0/12.000   03/01/08     2,167,500
  6,000   Spectrasite Holdings, Inc., 144A -- Private
          Placement (a) (b).............................. 0/12.000   07/15/08     3,180,000
  4,100   Startec Global Communications, 144A -- Private
          Placement (b)..................................   12.000   05/15/08     3,690,000
  1,500   Transtel, 144A -- Private Placement (Columbia)
          (b)............................................   12.500   11/01/07       975,000

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity  Market Value
-------------------------------------------------------------------------------------------
          UTILITIES (CONTINUED)
$ 4,700   Triton Communications, L.L.C.., 144A -- Private
          Placement (a) (b).............................. 0/11.000%  05/01/08  $  2,303,000
  3,900   Verio, Inc., 144A -- Private Placement (b).....   10.375   04/01/05     3,822,000
                                                                               ------------
                                                                                158,075,160
                                                                               ------------
            TOTAL CORPORATE OBLIGATIONS  92.4%...............................   774,189,064
                                                                               ------------
          FOREIGN GOVERNMENT OBLIGATIONS  0.8%
  2,000   Republic of Argentina (Argentina)..............   11.375   01/30/17     1,440,000
  1,150   Republic of Korea (Korea)......................    8.750   04/15/03       930,120
  2,000   Republic of Korea (Korea)......................    8.875   04/15/08     1,390,000
  4,000   United Mexican States Debt (Mexico)............   11.500   05/15/26     3,385,200
                                                                               ------------
            TOTAL FOREIGN GOVERNMENT OBLIGATIONS.............................     7,145,320
                                                                               ------------

EQUITIES  0.9%
  American Telecasting, Inc. (1,750 Common Stock Warrants)
  (c).......................................................        17,500
  Dairy Mart Convenience Stores (14,998 Common Stock
  Warrants) (c).............................................         7,499
  Day International Group, Inc. (1,545 Preferred Shares,
  12.25% coupon, $1,000 par per share) (c) (d)..............     1,471,613
  Kelley Oil & Gas Corp. (50,000 Preferred Shares, 2.625%
  coupon, $25 par) (c)......................................       943,750
  KMC Telecommunications Holdings, Inc., 144A -- Private
    Placement (7,000 Common Stock Warrants) (b) (c).........             7
  Metronet Communications Corp., 144A -- Private Placement
    (9,250 Common Stock Warrants) (Canada) (b) (c)..........       305,250
  Optel Inc. (3,275 Common Shares)..........................         6,550
  Primus Telecommunications Group (2,000 Common Stock
  Warrants) (c).............................................            20
  Signature Brands, Inc. (4,000 Common Stock Warrants)
  (c).......................................................        87,600
  Terex Corp. (28,000 Common Stock Rights) (c)..............       504,000
  Total Renal Care Holdings, Inc. (6,000 Common Shares)
  (c).......................................................       190,000
  UIH Australia Pacific, Inc. (5,000 Common Stock Warrants)
  (c).......................................................            50
  Urohealth Systems, Inc., 144A -- Private Placement (4,750
    Common Stock Warrants) (b) (c)..........................            48
  Wright Medical Technology, Inc. (4,118 Common Stock
  Warrants) (c).............................................        27,588
  Supermarkets General Holdings Corp. (151,101 Preferred
    Shares, 3.52% coupon, $25 par per share) (c) (d)........     3,626,424
                                                              ------------
TOTAL EQUITIES..............................................     7,187,899
                                                              ------------
TOTAL LONG-TERM INVESTMENTS  94.1%
  (Cost $852,024,038).......................................   788,522,283
                                                              ------------

                                               See Notes to Financial Statements

                                August 31, 1998
--------------------------------------------------------------------------------


Description                                                   Market Value
--------------------------------------------------------------------------
SHORT-TERM INVESTMENTS  4.5%
REPURCHASE AGREEMENTS  3.5%
  BA Securities ($8,085,000 par collateralized by U.S.
  Government Obligations in a pooled cash account dated
  08/31/98, to be sold on 09/01/98 at $8,086,298)...........  $  8,085,000

  DLJ Mortgage Acceptance Corp. ($11,138,000 par
  collateralized by U.S. Government Obligations in a pooled
  cash account dated 08/31/98, to be sold on 09/01/98 at
  $11,139,785)..............................................    11,138,000

  State Street Bank and Trust ($10,387,000 par
  collateralized by U.S. Government Obligations in a pooled
  cash account dated 08/31/98, to be sold on 09/01/98 at
  $10,388,673)..............................................    10,387,000
                                                              ------------
TOTAL REPURCHASE AGREEMENTS.................................    29,610,000
                                                              ------------
U.S. GOVERNMENT AGENCY OBLIGATION  1.0%
  Federal Home Loan Mortgage Discount Note ($8,675,000 par,
  yielding 5.70%, 09/01/98 maturity)........................     8,673,626
                                                              ------------
TOTAL SHORT-TERM INVESTMENTS
  (Cost $38,283,626)........................................    38,283,626
                                                              ------------
TOTAL INVESTMENTS  98.6%
  (Cost $890,307,664).......................................   826,805,909
OTHER ASSETS IN EXCESS OF LIABILITIES  1.4%.................    11,332,193
                                                              ------------
NET ASSETS  100.0%..........................................  $838,138,102
                                                              ============

 * Zero coupon bond

(a) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration which are normally transactions with qualified institutional buyers.

(c) Non-income producing security.

(d) Payment-in-kind security.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                August 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $890,307,664).......................  $  826,805,909
Cash........................................................           4,767
Receivables:
  Interest..................................................      17,728,622
  Fund Shares Sold..........................................       2,933,761
  Investments Sold..........................................         347,383
Other.......................................................          53,497
                                                              --------------
      Total Assets..........................................  $  847,873,939
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................       4,810,241
  Income Distributions......................................       3,516,042
  Distributor and Affiliates................................         568,231
  Investment Advisory Fee...................................         406,442
Accrued Expenses............................................         271,300
Trustees' Deferred Compensation and Retirement Plans........         163,581
                                                              --------------
      Total Liabilities.....................................       9,735,837
                                                              --------------
NET ASSETS..................................................  $  838,138,102
                                                              ==============
NET ASSETS CONSIST OF:
Capital.....................................................  $1,085,069,365
Accumulated Undistributed Net Investment Income.............       4,912,228
Net Unrealized Depreciation.................................     (63,501,755)
Accumulated Net Realized Loss...............................    (188,341,736)
                                                              --------------
NET ASSETS..................................................  $  838,138,102
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $499,303,437 and 82,387,098 shares of
    beneficial interest issued and outstanding).............  $         6.06

    Maximum sales charge (4.75%* of offering price).........             .30
                                                              --------------
    Maximum offering price to public........................  $         6.36
                                                              ==============
  Class B Shares:

    Net asset value and offering price per share (Based on
    net assets of $283,067,814 and 46,672,795 shares of
    beneficial interest issued and outstanding).............  $         6.06
                                                              ==============
  Class C Shares:

    Net asset value and offering price per share (Based on
    net assets of $55,766,851 and 9,240,372 shares of
    beneficial interest issued and outstanding).............  $         6.04
                                                              ==============
*On sales of $100,000 or more, the sales charge will be
  reduced.

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                       For the Year Ended August 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 81,538,500
Dividends...................................................     1,491,187
Other.......................................................     1,578,163
                                                              ------------
    Total Income............................................    84,607,850
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................     4,358,630
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B, and C of $1,198,786, $2,504,486 and $447,637,
  respectively).............................................     4,150,909
Shareholder Services........................................     1,376,301
Trustees' Fees and Expenses.................................        30,581
Legal.......................................................        25,793
Custody.....................................................         7,123
Other.......................................................       597,047
                                                              ------------
    Net Expenses............................................    10,546,384
                                                              ------------
NET INVESTMENT INCOME.......................................  $ 74,061,466
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
    Investments.............................................  $ 18,277,629
    Futures.................................................        (8,506)
                                                              ------------
Net Realized Gain...........................................    18,269,123
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    26,232,513
  End of the Period:
    Investments.............................................   (63,501,755)
                                                              ------------
Net Unrealized Depreciation During the Period...............   (89,734,268)
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $(71,465,145)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  2,596,321
                                                              ============

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                  For the Years Ended August 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                              Year Ended        Year Ended
                                                            August 31, 1998   August 31, 1997
---------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income......................................  $ 74,061,466      $ 57,118,179
Net Realized Gain..........................................    18,269,123        10,679,453
Net Unrealized Appreciation/Depreciation During the
  Period...................................................   (89,734,268)       14,770,464
                                                             ------------      ------------
Change in Net Assets from Operations.......................     2,596,321        82,568,096
                                                             ------------      ------------
Distributions from Net Investment Income:
  Class A Shares...........................................   (49,213,216)      (43,009,717)
  Class B Shares...........................................   (21,538,906)      (13,729,638)
  Class C Shares...........................................    (3,848,005)       (1,962,490)
                                                             ------------      ------------
  Total Distributions......................................   (74,600,127)      (58,701,845)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES........   (72,003,806)       23,866,251
                                                             ------------      ------------
FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold..................................   398,226,626       290,139,308
Net Asset Value of Shares Issued Through Dividend
  Reinvestment.............................................    41,295,995        33,996,355
Cost of Shares Repurchased.................................  (226,785,118)     (204,011,022)
                                                             ------------      ------------
NET CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS.........   212,737,503       120,124,641
                                                             ------------      ------------
TOTAL INCREASE IN NET ASSETS...............................   140,733,697       143,990,892
NET ASSETS:
Beginning of the Period....................................   697,404,405       553,413,513
                                                             ------------      ------------
End of the Period (Including accumulated undistributed net
  investment income of $4,912,228 and $2,861,864,
  respectively)............................................  $838,138,102      $697,404,405
                                                             ============      ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended August 31,
                                              ------------------------------------------
               Class A Shares                  1998     1997     1996     1995     1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $6.548   $6.298   $ 6.15   $ 6.12   $ 6.61
                                              ------   ------   ------   ------   ------
  Net Investment Income.....................    .614     .604     .607      .55      .63
  Net Realized and Unrealized Gain/Loss.....   (.479)    .267     .139    .0515     (.47)
                                              ------   ------   ------   ------   ------
Total from Investment Operations............    .135     .871     .746    .6015      .16
Less Distributions from Net Investment
  Income....................................    .623     .621     .598    .5715      .65
                                              ------   ------   ------   ------   ------
Net Asset Value, End of the Period..........  $6.060   $6.548   $6.298   $ 6.15   $ 6.12
                                              ======   ======   ======   ======   ======
Total Return (a)............................   1.66%   14.44%   12.66%   10.48%    2.34%
Net Assets at End of the Period (In
  millions).................................  $499.3   $468.6   $421.4   $411.9   $364.2
Ratio of Expenses to Average Net Assets
  (b).......................................   1.00%    1.08%    1.08%    1.12%    1.10%
Ratio of Net Investment Income to Average
  Net Assets (b)............................   9.33%    9.37%    9.65%    9.23%    9.03%
Portfolio Turnover..........................     90%      75%      76%      49%      66%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended August 31,
                                              -----------------------------------------
               Class B Shares                  1998     1997     1996     1995    1994
---------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $6.558   $6.310   $ 6.16   $ 6.14   $6.63
                                              ------   ------   ------   ------   -----
  Net Investment Income.....................    .571     .559     .559      .51     .58
  Net Realized and Unrealized Gain/Loss.....   (.490)    .262     .141    .0335   (.468)
                                              ------   ------   ------   ------   -----
Total from Investment Operations............    .081     .821     .700    .5435    .112
Less Distributions from Net Investment
  Income....................................    .575     .573     .550    .5235    .602
                                              ------   ------   ------   ------   -----
Net Asset Value, End of the Period..........  $6.064   $6.558   $6.310   $ 6.16   $6.14
                                              ======   ======   ======   ======   =====
Total Return (a)............................   0.77%   13.58%   11.78%    9.41%   1.59%
Net Assets at End of the Period (In
  millions).................................  $283.1   $198.0   $114.6   $ 89.9   $71.0
Ratio of Expenses to Average Net Assets
  (b).......................................   1.79%    1.86%    1.87%    1.93%   1.90%
Ratio of Net Investment Income to Average
  Net Assets (b)............................   8.52%    8.60%    8.86%    8.42%   8.25%
Portfolio Turnover..........................     90%      75%      76%      49%     66%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

 The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                        Year Ended August 31,
                                              ------------------------------------------
               Class C Shares                  1998     1997     1996     1995     1994
----------------------------------------------------------------------------------------
Net Asset Value, Beginning of the Period....  $6.528   $6.284   $ 6.14   $ 6.11   $ 6.61
                                              ------   ------   ------   ------   ------
  Net Investment Income.....................    .570     .561     .557      .51      .53
  Net Realized and Unrealized Gain/Loss.....   (.488)    .256     .137    .0435    (.428)
                                              ------   ------   ------   ------   ------
Total from Investment Operations............    .082     .817     .694    .5535     .102
Less Distributions from Net Investment
  Income....................................    .575     .573     .550    .5235     .602
                                              ------   ------   ------   ------   ------
Net Asset Value, End of the Period..........  $6.035   $6.528   $6.284   $ 6.14   $ 6.11
                                              ======   ======   ======   ======   ======
Total Return (a)............................   0.93%   13.64%   11.66%    9.63%    1.43%
Net Assets at End of the Period (In
  millions).................................  $ 55.8   $ 30.8   $ 17.5   $ 15.7   $ 13.2
Ratio of Expenses to Average Net Assets
  (b).......................................   1.79%    1.86%    1.87%    1.93%    1.91%
Ratio of Net Investment Income to Average
  Net Assets (b)............................   8.49%    8.57%    8.86%    8.42%    8.25%
Portfolio Turnover..........................     90%      75%      76%      49%      66%

(a) Total Return is based upon net asset value which does not include payment of the maximum sales charge or contingent deferred sales charge.

(b) For the years ended August 31, 1997 and 1996, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than 0.01%.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                August 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen High Income Corporate Bond Fund, (the "Fund"), a Delaware business trust, is registered as a diversified open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's investment objective is to provide maximum current income through investment in high yielding, high risk fixed-income securities. The Fund commenced investment operations on October 2, 1978. The Fund commenced distribution of its Class B and Class C shares on July 2, 1992 and July 6, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Fixed income investments and preferred stock are stated at value using market quotations or indications of value obtained from an independent pricing service. Investments in securities listed on a securities exchange are valued at the sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available as noted above, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

    Fund investments include lower-rated debt securities which may be more susceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. At the end of the period, debt securities rated below investment grade and comparable unrated securities represented approximately 99% of the investment portfolio. At August 31, 1998, approximately 18% of the Fund's long-term investments were in non-U.S. issuers, of which the largest geographic exposure was Canada with 6%.

                                August 31, 1998
--------------------------------------------------------------------------------

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At August 31, 1998, there were no when issued or delayed delivery purchase commitments.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates (collectively, "Van Kampen"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES--Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Original issue discounts on debt securities purchased are amortized over the life of the respective security. Premiums on debt securities are not amortized. Expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At August 31, 1998, the Fund had an accumulated capital loss carryforward for tax purposes of $188,101,877 which

                                August 31, 1998
--------------------------------------------------------------------------------

expires between August 31, 1999 and August 31, 2004. Of this amount, $125,160,730 will expire in 1999. Net realized gains or losses may differ for financial reporting and tax purposes primarily as a result of market discount from bonds sold, paydown on securities and the deferral of losses for tax purposes resulting from wash sales.

    At August 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $890,547,523, the aggregate gross unrealized appreciation is $10,033,087 and the aggregate gross unrealized depreciation is $73,774,701, resulting in net unrealized depreciation of $63,741,614.

E. DISTRIBUTION OF INCOME AND GAINS--The Fund declares daily and pays monthly dividends from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gains/losses under generally accepted accounting principles and federal income tax purposes, permanent differences between financial and tax basis reporting for the 1998 fiscal year have been identified and appropriately reclassified. Permanent book and tax basis differences relating to the expiration of a portion of the capital loss carryforward totaling $20,559,160 were reclassified from accumulated net realized gain/loss to capital. Permanent book and tax basis differences relating to the recognition of net realized gains on paydowns of mortgage pool obligations totaling $230,445 and recognition of market discount on bonds totaling $2,358,580 were reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

                   AVERAGE NET ASSETS                       % PER ANNUM
-----------------------------------------------------------------------
First $150 million......................................     .625 of 1%
Next $150 million.......................................     .550 of 1%
Over $300 million.......................................     .500 of 1%

    For the year ended August 31, 1998, the Fund recognized expenses of approximately $25,800 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

                                August 31, 1998
--------------------------------------------------------------------------------

    For the year ended August 31, 1998, the Fund recognized expenses of approximately $202,000 representing Van Kampen's cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc. ("VKIS"), an affiliate of the Adviser, serves as the shareholder servicing agent of the Fund. For the year ended August 31, 1998, the Fund recognized expenses of approximately $1,022,500. Beginning in 1998, the transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

                                August 31, 1998
--------------------------------------------------------------------------------

3. CAPITAL TRANSACTIONS

The Fund has outstanding three classes of shares of beneficial interest, Classes A, B and C, each with a par value of $.01 per share. There are an unlimited number of shares of each class authorized.

    At August 31, 1998, capital aggregated $743,728,332, $283,660,303 and
$57,680,730 for Class A, B and C shares, respectively. For the year ended August 31, 1998, transactions were as follows:

                                                  SHARES           VALUE
------------------------------------------------------------------------
Sales
  Class A..................................   28,314,218   $ 187,996,517
  Class B..................................   25,445,038     169,122,792
  Class C..................................    6,221,313      41,107,317
                                             -----------   -------------
Total Sales................................   59,980,569   $ 398,226,626
                                             ===========   =============
Dividend Reinvestment:
  Class A..................................    4,382,061   $  28,862,654
  Class B..................................    1,568,905      10,333,349
  Class C..................................      320,344       2,099,992
                                             -----------   -------------
Total Dividend Reinvestment................    6,271,310   $  41,295,995
                                             ===========   =============
Repurchases:
  Class A..................................  (21,870,630)  $(144,129,518)
  Class B..................................  (10,532,646)    (69,416,384)
  Class C..................................   (2,018,608)    (13,239,216)
                                             -----------   -------------
Total Repurchases..........................  (34,421,884)  $(226,785,118)
                                             ===========   =============

                                August 31, 1998
--------------------------------------------------------------------------------

    At August 31, 1997, capital aggregated $683,246,374, $180,564,075 and
$29,080,573 for Class A, B and C shares, respectively. For the year ended August 31, 1997, transactions were as follows:

                                                    SHARES            VALUE
---------------------------------------------------------------------------
Sales:
  Class A..................................     25,421,874    $ 163,679,383
  Class B..................................     16,738,565      108,268,484
  Class C..................................      2,815,626       18,191,441
                                               -----------    -------------
Total Sales................................     44,976,065    $ 290,139,308
                                               ===========    =============
Dividend Reinvestment:
  Class A..................................      4,028,534    $  25,967,824
  Class B..................................      1,069,455        6,908,909
  Class C..................................        174,005        1,119,622
                                               -----------    -------------
Total Dividend Reinvestment................      5,271,994    $  33,996,355
                                               ===========    =============
Repurchases:
  Class A..................................    (24,797,705)   $(159,884,130)
  Class B..................................     (5,774,518)     (37,359,396)
  Class C..................................     (1,052,510)      (6,767,496)
                                               -----------    -------------
Total Repurchases..........................    (31,624,733)   $(204,011,022)
                                               ===========    =============

    Class B and C shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). Class B shares will automatically convert to Class A shares after the eighth year following purchase. The CDSC will be imposed on most redemptions made within five years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

                                                       CONTINGENT DEFERRED
                                                          SALES CHARGE
               YEAR OF REDEMPTION                    CLASS B         CLASS C
----------------------------------------------------------------------------
First............................................      4.00%           1.00%
Second...........................................      4.00%            None
Third............................................      3.00%            None
Fourth...........................................      2.50%            None
Fifth............................................      1.50%            None
Sixth and Thereafter.............................       None            None

                                August 31, 1998
--------------------------------------------------------------------------------

    For the year ended August 31, 1998, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A shares of approximately $384,014 and CDSC on redeemed shares of approximately $723,583. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $897,982,138 and $684,571,221, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The Fund generally invests in futures on U.S. Treasury Notes. These contracts are generally used to manage the portfolio's effective maturity and duration.

    Upon entering into futures contracts, the Fund maintains, in a segregated account with its custodian, securities with a value equal to its obligation under the futures contracts. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin).

                                August 31, 1998
--------------------------------------------------------------------------------

    Transactions in futures contracts for the year ended August 31, 1998, were as follows:

                                                             CONTRACTS
----------------------------------------------------------------------
Outstanding at August 31, 1997..............................      0
Futures Opened..............................................     40
Futures Closed..............................................    (40)
                                                                ---
Outstanding at August 31, 1998..............................      0
                                                                ===

6. DISTRIBUTION AND SERVICE PLANS

The Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 and a service plan (collectively the "Plans"). The Plans govern payments for the distribution of the Fund's shares, ongoing shareholder services and maintenance of shareholder accounts.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the year ended August 31, 1998, are payments retained by Van Kampen of approximately $2,100,700.

7. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Fund, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Fund with service at current levels. In addition, it is possible that the securities markets in which the Fund invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

PART C: OTHER INFORMATION


ITEM 23. EXHIBITS.

 (a)(1)   -- First Amended and Restated Agreement and Declaration of
             Trust (7)
    (2)   -- Second Certificate of Amendment (10)
    (3)   -- Second Amended and Restated Certificate of Designation
             (10)
 (b)      -- Amended and Restated Bylaws (7)
 (c)(1)   -- Specimen Class A Share Certificate(9)
    (2)   -- Specimen Class B Share Certificate(9)
    (3)   -- Specimen Class C Share Certificate(9)
 (d)      -- Investment Advisory Agreement(9)
 (e)(1)   -- Distribution and Service Agreement(9)
    (2)   -- Form of Dealer Agreement (8)
    (3)   -- Form of Broker Fully Disclosed Selling Agreement (8)
    (4)   -- Form of Bank Fully Disclosed Selling Agreement (8)
 (f)(1)   -- Individual Retirement Account Brochure with Application
             (4)
    (2)   -- 403(b)(7) Custodial Account (3)
    (3)   -- ORP 403(b)(7) Custodial Account (3)
    (4)   -- Retirement Plans for the Small Business-Forms Package and
             Plan Documents (1)
    (5)   -- Prototype Profit Sharing/Money Purchase Plan and Trust
             (2)
    (6)   -- Prototype 401(k) Plan and Trust (2)
    (7)   -- Salary Reduction Simplified Employee Pension Plan (5)
    (8)   -- Simplified Employee Pension Plan Brochure with
             Application (6)
 (g)(1)   -- Custodian Contract(9)
    (2)   -- Transfer Agency and Service Agreement(9)
 (h)(1)   -- Data Access Services Agreement (8)
    (2)   -- Fund Accounting Agreement(9)
 (i)      -- Opinion and Consent of Skadden, Arps, Slate, Meagher &
             Flom (Illinois) (8)
 (j)      -- Consent of PricewaterhouseCoopers LLP+
 (k)      -- Computation of Performance Quotations+
 (l)      -- Not applicable.
 (m)(1)   -- Plan of Distribution pursuant to Rule 12b-1 (8)
     (2)  -- Form of Shareholder Assistance Agreement (8)
     (3)  -- Form of Administrative Services Agreement (8)
     (4)  -- Service Plan (8)
 (n)      -- Financial Data Schedules+
 (o)      -- Amended Multi-Class Plan (9)
 (p)      -- Power of Attorney (10)
 (z)(1)   -- List of Investment Companies in response to Item 27(a)+
    (2)   -- List of Officers and Directors of Van Kampen Funds Inc.
             in response to Item 27(b)+


-------------------------

(1) Incorporated herein by reference to Post-Effective Amendment No. 44 to Van Kampen American Capital Emerging Growth Fund's Registration Statement on Form N-1A, File No. 2-33214, filed December 21, 1990.

(2) Incorporated herein by reference to Post-Effective Amendment No. 61 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed March 26, 1991.

(3) Incorporated herein by reference to Post-Effective Amendment No. 30 to Van Kampen American Capital Reserve Fund's Registration Statement on Form N-1A, File No. 2-50870, filed September 24, 1992.

(4) Incorporated herein by reference to Post-Effective Amendment No. 31 to Van Kampen American Capital Reserve Fund's Registration Statement on Form N-1A, File No. 2-50870, filed September 23, 1993.

(5) Incorporated herein by reference to Post-Effective Amendment No. 9 to Van Kampen American Capital World Portfolio Series Trust's Registration Statement on Form N-1A, File No. 33-37879, filed September 24, 1993.

(6) Incorporated herein by reference to Post-Effective Amendment No. 69 to Van Kampen American Capital Growth and Income Fund's Registration Statement on Form N-1A, File No. 2-21657, filed March 24, 1994.

(7) Incorporated herein by reference to Post-Effective Amendment No. 36 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed December 22, 1995.

(8) Incorporated herein by reference to Post-Effective Amendment No. 38 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed December 26, 1996.

(9) Incorporated herein by reference to Post-Effective Amendment No. 40 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed December 24, 1997.


(10)Incorporated herein by reference to Post-Effective Amendment No. 41 to Registrant's Registration Statement on Form N-1A, File No. 2-62115, filed October 22, 1998.


 + Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.


     See the Statement of Additional Information.

ITEM 25. INDEMNIFICATION.

     Reference is made to Article 8, Section 8.4 of the Registrant's Agreement and Declaration of Trust.

     Article 8; Section 8.4 of the Agreement and Declaration of Trust provides that each officer and trustee of the Registrant shall be indemnified by the Registrant against all liabilities incurred in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which the officer or trustee may be or may have been involved by reason of being or having been an officer or trustee, except that such indemnity shall not protect any such person against a liability to the Registrant or any shareholder thereof to which such person would otherwise be subject by reason of (i) not acting in good faith in the reasonable belief that such person's actions were not in the best interests of the Trust, (ii) willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office (iii) for a criminal proceeding, not having a reasonable cause to believe that such conduct was unlawful (collectively, "Disabling Conduct"). Absent a court determination that an officer or trustee seeking indemnification was not liable on the merits or guilty of Disabling Conduct in the conduct of his or her office, the decision by the Registrant to indemnify such person must be based upon the reasonable determination of independent counsel or non-party independent trustees, after review of the facts, that such officer or trustee is not guilty of Disabling Conduct in the conduct of his or her office.

     The Registrant has purchased insurance on behalf of its officers and trustees protecting such persons from liability arising from their activities as officers or trustees of the Registrant. The insurance does not protect or purport to protect such persons from liability to the Registrant or to its shareholders to which such officer or trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their office.

     Conditional advancing of indemnification monies may be made if the trustee or officer undertakes to repay the advance unless it is ultimately determined that he or she is entitled to the indemnification and only if the following conditions are met: (1) the trustee or officer provides a security for the undertaking; (2) the Registrant is insured against losses arising from lawful advances; or (3) a majority of a quorum of the Registrant's disinterested, non-party trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that a recipient of the advance ultimately will be found entitled to indemnification.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by the trustee, officer, or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "Investment Advisory Services" in the Prospectus and "Trustees and Officers" in the Statement of Additional Information for information regarding the business of the Adviser. For information as to the business, profession, vocation and employment of a substantial nature of directors and officers of Van Kampen Asset Management Inc., reference is made to the Adviser's current Form ADV (File No. 801-1669) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITERS.


(a) The sole principal underwriter is Van Kampen Funds Inc., which acts as principal underwriter for certain investment companies and unit investment trusts. See Exhibit (z)(1).



(b) Van Kampen Funds Inc. which is an affiliated person of an affiliated person of Registrant, is the sole principal underwriter for Registrant. The name, principal business address and positions and offices with Van Kampen Funds Inc. of each of the directors and officers are disclosed in Exhibit (z)(2). Except as disclosed under the heading, "Trustees and Officers" in Part B of this Registration Statement, none of such persons has any position or office with Registrant.


(c) Not applicable.

ITEM 28. LOCATION OF BOOKS AND RECORDS.


     All accounts, books and other documents required by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder to be maintained (i) by Registrant will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555. Van Kampen Investor Services Inc., 7501 Tiffany Springs Parkway, Kansas City, Missouri 64153, or at the State Street Bank and Trust Company, 1776 Heritage Drive, North Quincy, MA; (ii) by the Adviser, will be maintained at its offices, located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555; and (iii) by Van Kampen Funds Inc., the principal underwriter, will be maintained at its offices located at 1 Parkview Plaza, PO Box 5555, Oakbrook Terrace, Illinois 60181-5555.


ITEM 29. MANAGEMENT SERVICES.

     Not applicable.

ITEM 30. UNDERTAKINGS.

     Registrant hereby undertakes to furnish to each person to whom a Prospectus is delivered a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

     Registrant hereby undertakes, if requested to do so by the holders of at least 10% of the Registrant's outstanding shares, to call a meeting of shareholders for the purpose of voting upon the question of removal of a trustee or trustees and to assist in communications with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VAN KAMPEN HIGH INCOME CORPORATE BOND FUND, certifies that it meets all of the requirements for effectiveness of this Amendment to the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Oakbrook Terrace and State of Illinois, on the 29th day of December, 1998.


                                   VAN KAMPEN
                                   HIGH INCOME CORPORATE BOND FUND


                                   By        /s/  DENNIS J. McDONNELL


                                     -------------------------------------------

                                           Dennis J. McDonnell, President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed on December 29, 1998 by the following persons in the capacities indicated:



                     SIGNATURES                                            TITLE
                     ----------                                            -----
Principal Executive Officer:

               /s/  DENNIS J. MCDONNELL                President
-----------------------------------------------------
                 Dennis J. McDonnell

Principal Financial Officer:

                /s/  JOHN L. SULLIVAN                  Vice President, Treasurer and Chief Financial
-----------------------------------------------------  Officer
                  John L. Sullivan

Trustees:

               /s/  J. MILES BRANAGAN*                 Trustee
-----------------------------------------------------
                  J. Miles Branagan

              /s/  RICHARD M. DeMARTINI*               Trustee
-----------------------------------------------------
                Richard M. DeMartini

                 /s/  LINDA H. HEAGY*                  Trustee
-----------------------------------------------------
                   Linda H. Heagy

                /s/  R. CRAIG KENNEDY*                 Trustee
-----------------------------------------------------
                  R. Craig Kennedy

                 /s/  JACK E. NELSON*                  Trustee
-----------------------------------------------------
                   Jack E. Nelson

                 /s/  DON G. POWELL*                   Trustee
-----------------------------------------------------
                    Don G. Powell

               /s/  PHILLIP B. ROONEY*                 Trustee
-----------------------------------------------------
                  Phillip B. Rooney

                 /s/  FERNANDO SISTO*                  Trustee
-----------------------------------------------------
                   Fernando Sisto

                /s/  WAYNE W. WHALEN*                  Trustee
-----------------------------------------------------
                   Wayne W. Whalen

                                                       Trustee
-----------------------------------------------------
                  Paul G. Yovovich


---------------


* Signed by Dennis J. McDonnell pursuant to a power of attorney.



    /s/  DENNIS J. McDONNELL                                   December 29, 1998

--------------------------------------

         Dennis J. McDonnell

           Attorney-in-Fact

      SCHEDULE OF EXHIBITS TO POST-EFFECTIVE AMENDMENT NO. 42 TO FORM N-1A

           AS SUBMITTED TO THE SECURITIES AND EXCHANGE COMMISSION ON

                               DECEMBER 29, 1998



(j)      Consent of PricewaterhouseCoopers LLP
(k)      Computation of Performance Quotations
(n)      Financial Data Schedules
(z)(1)   List of Investment Companies in response to Item 27(a)
         List of Officers and Directors of Van Kampen Funds Inc. in
(z)(2)      response to Item 27(b)